Exhibit 10.2

Canopy Growth Corporation

Exchange and Subscription Agreement

May 2, 2024

Table of Contents

Page

Section 1.	Definitions	1
Section 2.	Rules of Construction	10
Section 3.	The Transaction	10
(a)	Generally	10
(b)	The Closing	10
(c)	Transfer Restrictions	11
(d)	Maximum Percentage	13
Section 4.	Representations, Warranties and Covenants of the Company	13
(a)	Due Formation, Valid Existence and Good Standing; Power to Perform Obligations	14
(b)	Debentures	14
(c)	Debenture Certificates	14
(d)	Warrants	14
(e)	Warrant Certificates	15
(a)	No Cease Trade	15
(b)	Listing of Common Shares	15
(c)	Securities Act Matters	15
(d)	Non-Contravention	15
(e)	No Consents	15
(f)	Authorization, Execution, Delivery and Enforceability of This Agreement	15
(g)	Investment Company Act	16
(h)	Accuracy of Covered SEC Filings	16
Section 5.	Representations, Warranties and Covenants of the Investor and the Exchanging Investors	16
(a)	Power to Perform Obligations and Bind Accounts; Survival of Authority	16
(b)	Ownership of Existing Notes	16
(c)	Rule 144 Matters	16
(d)	Passage of Good Title; No Liens	16
(e)	Non-Contravention	17
(f)	Jurisdiction of Residence	17
(g)	Compliance with Certain Laws; No Consents	17
(h)	Acknowledgement of Risks; Investment Sophistication	17
(i)	No View to Distribution; No Registration	17
(j)	Information Provided	18
(k)	No Investment, Tax or Other Advice	18
(l)	Investment Decision Matters	18
(m)	Due Diligence	18
(n)	Excluded Information	19
(o)	No Regulatory Agency Recommendation or Approval	20
(p)	Qualified Institutional Buyer Status	20
(q)	Securities Laws	20
(r)	Mutual Negotiation	21

- i -

(s)	Source of Funds	21
(t)	Collection of Personal Information	21
(u)	Additional Documentation	21
(v)	Bring-Down of Representations and Warranties	21
(w)	Wall-Cross Matters	22
Section 6.	Conditions to Obligations of the Company, the Investor and the Exchanging Investors	22
(a)	Conditions to the Company’s Obligations	22
(b)	Conditions to the Investor’s Obligations	22
(c)	Acknowledgement	23
(d)	Claims	24
Section 7.	Additional Company Representations and Warranties	24
(a)	Organization; Powers	24
(b)	Governmental Entities	24
(c)	Public Disclosure Documents; Financial Statements	25
(d)	No Material Adverse Effect	25
(e)	Litigation; Compliance with Laws	25
(f)	Investment Company Act	26
(g)	Tax Status	26
(h)	Environmental Matters	27
(i)	No Undisclosed Events, Liabilities, Developments or Circumstances	27
(j)	Labor Matters	27
(k)	Insurance	28
(l)	USA PATRIOT Act; OFAC	28
(m)	Foreign Corrupt Practices Act	29
(n)	Illegal or Unauthorized Payments; Political Contributions	29
(o)	Reporting Issuer	29
(p)	Cannabis Activities	30
(q)	Compliance with Cannabis Laws	30
(r)	All Necessary Permits	31
(s)	Absence of Certain Changes	31
(t)	Conduct of Business; Regulatory Permits	31
(u)	Sarbanes-Oxley Act	32
(v)	Transactions with Affiliates	32
(w)	Indebtedness and Other Contracts	32
(x)	Capitalization and Voting Rights	32
(y)	Organizational Documents	33
(z)	Internal Accounting and Disclosure Controls	33
(aa)	Off Balance Sheet Arrangements	34
(bb)	Manipulation of Price	34
(cc)	Transfer Taxes	34
(dd)	Omnibus Plans	34
(ee)	No Additional Agreements	34
(ff)	Data Privacy	35
(gg)	Registration Rights	35

- ii -

Section 8.	Tax Matters	35
(a)	U.S. Persons	35
(b)	Excluded Obligation	36
(c)	Withholding Tax	36
Section 9.	Right of First Refusal	36
Section 10.	Miscellaneous	37
(a)	Waiver; Amendment	37
(b)	Assignability	37
(c)	Further Instruments and Acts	37
(d)	Expenses	37
(e)	Governing Law	37
(f)	Section and Other Headings	37
(g)	Counterparts	37
(h)	Notices	37
(i)	Binding Effect	38
(j)	Notification of Changes	38
(k)	Severability	38
(l)	Entire Agreement	38

Exhibits

Exhibit A: Exchanging Investor Information	A-1

Exhibit B: Debenture Certificate	B-1

Exhibit C: Warrant Certificate	C-1

Exhibit D: Registration Rights Agreement	D-1

Exhibit E: Tax Matters	E-1

- iii -

Exchange and Subscription Agreement

EXCHANGE AND SUBSCRIPTION AGREEMENT, dated as of May 2, 2024, between CANOPY GROWTH CORPORATION, a corporation organized and existing under the Canada Business Corporations Act (the “Company”), and the undersigned investor (the “Investor”), on its own behalf and on behalf of each of the beneficial owners listed on Exhibit A hereto (each, an “Account”) for whom the Investor holds contractual and investment authority (each Account, including the Investor if it is exchanging Existing Notes in the Transaction (each, as defined below) on its own behalf, an “Exchanging Investor”). If there is only one Account or Exchanging Investor, then each reference thereto in this Agreement will be deemed to refer to such Account or Exchanging Investor, as applicable, in the singular, mutatis mutandis.

WHEREAS, the Company and each Exchanging Investor desire to engage in the Transaction on the terms set forth in this Agreement.

THEREFORE, the Company, the Investor and each Exchanging Investor agree as follows.

Section 1.           Definitions.

“Account” has the meaning set forth in the first paragraph of this Agreement.

“Affiliate” means, with respect to a specified Person, any other Person, whether now in existence or hereafter created, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person.

“Anti-Corruption Laws” shall have the meaning assigned to such term in Section 7(m)(i).

“Anti-Money Laundering Laws” shall have the meaning assigned to such term in Section 7(l)(i).

“Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Closing Date, directly or indirectly managed or advised by the Investor’s or any Exchanging Investor’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Investor, an Exchanging Investor or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Investor, an Exchanging Investor or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Common Shares would or could be aggregated with the Investor’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject the Investor and all other Attribution Parties to the Maximum Percentage.

“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Cannabis” means any of the following: (i) any plant or seed, whether live or dead, from any species or subspecies of genus Cannabis, including Cannabis sativa, Cannabis indica and Cannabis ruderalis, Marijuana and any part, whether live or dead, of the plant or seed thereof, including any stalk, branch, root, leaf, flower, or trichome; (ii) any material obtained, extracted, isolated, or purified from the plant or seed or the parts contemplated by clause (i) of this definition, including any oil, cannabinoid, terpene, genetic material or any combination thereof; (iii) any organism engineered to biosynthetically produce the material contemplated by clause (ii) of this definition, including any micro-organism engineered for such purpose; (iv) any biologically or chemically synthesized version of the material contemplated by clause (ii) of this definition or any analog thereof, including any product made by any organism contemplated by clause (iii) of this definition; and any other meaning ascribed to the term “cannabis” under United States or Canadian Cannabis Laws.

“Cannabis Act” means the Cannabis Act, S.C. 2018 c. 16, an Act respecting cannabis and to amend the Controlled Drugs and Substances Act, the Criminal Code and other Acts as amended from time to time.

“Cannabis Activities” means any activities, including advertising or promotional activities, relating to or in connection with: (i) the possession, importation, exportation, cultivation, production, processing, packaging, purchase, testing, distribution or sale of Cannabis; (ii) the design and engineering of Cannabis facilities; or (iii) consulting activities relating to any of the foregoing.

“Cannabis Authorizations” shall have the meaning assigned to such term in Section 7(q).

“Cannabis Laws” means Requirements of Law with respect to Cannabis Activities (i.e. excluding Requirements of Law of general application), including the Cannabis Act, Cannabis Regulations, and the Controlled Substances Act (United States), but excluding requirements in the organizational documents of any Person.

“Cannabis Regulations” means the regulations promulgated under the Cannabis Act, as amended from time to time, and all other regulations made from time to time under any other applicable legislation in any applicable jurisdiction with respect to Cannabis Activities.

“Cash Amount” means, with respect to the Existing Notes of any Exchanging Investor to be exchanged in the Transaction, an amount equal to the accrued and unpaid interests owing under such Existing Notes.

“CDS” means CDS Clearing and Depository Services Inc.

“Claim” means any third-party (i) suit, action, proceeding, dispute, investigation, claim, arbitration, order, summons, citation, directive, charge, demand or prosecution, whether legal or administrative; or (ii) appeal or application for review; at law or in equity or by any Governmental Entity.

“Closing” has the meaning set forth in Section 3(b).

“Closing Date” means the later of (a) such date on which the conditions to the Closing set forth in Section 6 are satisfied or waived; and (b) such other date as the Company and the Investor may agree.

“Closing Time” means 9 a.m. (Toronto time) on the Closing Date or such other time as may be agreed in writing (including email) between the Company and the Investor in their absolute discretion.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares in the capital of the Company.

“Company” has the meaning set forth in the first paragraph of this Agreement.

“Company Affiliate” shall have the meaning assigned to such term in Section 7(m)(ii).

“Computershare” means Computershare Trust Company of Canada.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligor of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

“control” means, in respect of a particular Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise, and “controlling” and “controlled” have corresponding meanings.

“Covered SEC Filings” means each of the following documents, in the form they were filed with the SEC and including any amendments thereto filed with the SEC: (a) the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023; and (b) the Company’s Current Reports on Form 8-K (excluding any Current Reports or portions thereof that are furnished, and not filed, pursuant to Item 2.02 or Item 7.01 of Form 8-K, and any related exhibits) filed with the SEC after March 31, 2023.

“Debenture Certificates” means the debenture certificates to be issued on the Closing Date by the Company to the Investor in the form attached hereto as Exhibit B hereto.

“Debentures” means unsecured convertible debentures to be created and issued pursuant to the Debenture Certificates.

“EDGAR” means the SEC's Electronic Data Gathering Analysis and Retrieval system.

“Enforceability Exceptions” has the meaning set forth in Section 4(b).

“Environment” means ambient and indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources such as flora and fauna, the workplace or as otherwise defined in any Environmental Law.

“Environmental Laws” means all applicable Laws (including common law), rules, regulations, codes, ordinances, orders, binding agreements, decrees or judgments, promulgated or entered into by or with any Governmental Entity, relating in any way to the Environment, preservation or reclamation of natural resources, the generation, use, transport, treatment, storage, disposal, management, Release or threatened Release of, or exposure to, any Hazardous Material or to public or employee health and safety matters (to the extent relating to the Environment or Hazardous Materials).

“Environmental Permits” shall have the meaning assigned to such term in Section 7(h).

“Equity Awards” means all awards of Common Share purchase options, restricted share units, performance share units, deferred share units, stock appreciation rights, performance awards or other shares-based awards under the Omnibus Plans.

“Equity Interests” of any Person shall mean any and all shares, units, interests, rights to purchase or otherwise acquire, warrants, options, participations, or other equivalents of or interests in (however designated) equity or ownership of such Person, including any preferred shares, any limited or general partnership interest and any limited liability company membership interest, and any securities or other rights or interests convertible into or exchangeable for any of the foregoing.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchangeable Shares” means the non-voting and non-participating shares in the capital of the Company.

“Exchanging Investor” has the meaning set forth in the first paragraph of this Agreement.

“Excluded Information” shall have the meaning assigned to such term in Section 5(n).

“Existing Accretion Notes” means the Senior Unsecured Non-Convertible Debentures due September 10, 2025 issued by Supreme pursuant to that certain indenture dated as of September 9, 2020 between Supreme and Computershare, as amended, modified, replaced or supplemented from time to time.

“Existing Convertible Notes” means the 8.00% Senior Unsecured Convertible Debentures due September 10, 2025 issued by Supreme pursuant to that certain indenture dated as of October 19, 2018, between Supreme and Computershare, as supplemented pursuant to that certain supplemental indenture dated as of September 9, 2020 between Supreme and Computershare, as the same may be further amended, modified, replaced or supplemented from time to time.

“Existing Notes” means, collectively, the (i) Existing Convertible Notes; and (ii) the Existing Accretion Notes.

“Financial Statements” shall have the meaning assigned to such term in Section 7(c).

“GAAP” means generally accepted accounting principles in effect from time to time in the United States of America, applied on a consistent basis.

“GDPR” shall have the meaning assigned to such term in Section 7(ff).

“Government Official” shall have the meaning assigned to such term in Section 7(m)(ii).

“Governmental Entity” means any domestic or foreign federal, provincial, territorial, regional, state, municipal or other government, governmental department, agency, authority or body (whether administrative, legislative, executive or otherwise), court, tribunal, commission or commissioner, bureau, minister or ministry, board or agency, or other regulatory authority, including the Securities Regulators and stock exchanges.

“Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

“Hazardous Materials” means all pollutants, contaminants, wastes, chemicals, materials, substances and constituents, including, without limitation, explosive or radioactive substances or petroleum by products or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, per and polyfluoroalkyl substances, radon gas or pesticides, fungicides, fertilizers or other agricultural chemicals, of any nature subject to regulation or which can give rise to liability under any Environmental Law.

“Health Canada Licence” means any license issued by Health Canada to the Company, its Subsidiaries or any of their respective Affiliates in respect of their respective Cannabis Activities.

“HIPAA” shall have the meaning assigned to such term in Section 7(ff).

“Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, "capital leases" in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company's and its Subsidiaries' assets is less than the amount required to pay the Company's and its Subsidiaries' total Indebtedness, (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company's or such Subsidiary's (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.

“Investor” has the meaning set forth in the first paragraph of this Agreement.

“IRS” means the Internal Revenue Service.

“Laws” means any and all federal, state, provincial, territorial, regional, local, municipal or other law, statute, constitution, principle of common law, resolution, ordinance, proclamation, directive, code, edict, Order, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

“Legacy Omnibus Plan” means the Company's amended and restated omnibus incentive plan last approved by the shareholders of the Company on September 21, 2020.

“Liens” has the meaning set forth in Section 5(d).

“Marijuana” means “marihuana” as defined in 21 U.S.C 802.

“Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), or financial conditions of the Company and its Subsidiaries, taken as a whole, (ii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents, or (iii) the transactions contemplated hereby or in any of the Transaction Documents, or any other agreements or instruments to be entered into in connection herewith or therewith.

“Maximum Percentage” shall have the meaning assigned to such term in Section 3(d).

“Nasdaq” means the Nasdaq Global Select Market.

“New Omnibus Plan” means the Company's omnibus equity incentive plan last approved by the shareholders of the Company on September 25, 2023.

“OFAC” shall have the meaning assigned to such term in Section 7(l)(ii).

“Omnibus Plans” means the Legacy Omnibus Plan and the New Omnibus Plan;

“Order” means any judgment, decree, verdict, order, consent order, consent decree, writ, declaration or injunction.

“PCMLTFA” shall have the meaning assigned to such term in Section 5(s).

“Permit” means, with respect to any person, any permit, approval, authorization, consent, license, registration, exemption, certificate, certification, clearance, approval, concession, grant, franchise, variance or permission from, and any other contractual obligations with, any Governmental Entity, in each case applicable to or binding upon such person or any of its property or to which such person or any of its property is subject, and any supplements or amendments with respect to the foregoing.

“Permitted Contingent Investment” means: (i) the Company's ownership interest in Canopy USA, LLC; and (ii) the acquisition of an option, warrant, right or other contingent agreement to make an investment in a Person that is not exercisable, convertible or exchangeable unless and until there are changes in the Cannabis Laws that are applicable to such Person.

“Person” means any individual, company, limited partnership, general partnership, joint stock company, limited liability company, joint venture, association, corporation, trust, bank, trust company, pension fund, business trust or other organization, whether or not a legal entity and any Governmental Entity.

“Personal Data” shall have the meaning assigned to such term in Section 7(ff).

“Policies” shall have the meaning assigned to such term in Section 7(ff).

“Privacy Laws” shall have the meaning assigned to such term in Section 7(ff).

“Proposed Private Placement” shall have the meaning assigned to such term in Section 9.

“Public Disclosure Documents” shall have the meaning assigned to such term in Section 7(c).

“Registration Rights Agreement” means the registration rights agreement to be entered into on the Closing Date between the Company and the Investor in the form attached hereto as Exhibit D.

“Registration Statement” means the registration statement of the Company to be filed with the SEC and used to register the resale of the Underlying Shares and Warrant Shares.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, emanating or migrating in, into, onto or through the Environment.

“Released Party” has the meaning set forth in Section 5(n)(iii).

“Reporting Jurisdictions” means each of the provinces and territories of Canada. “Requirement of Law” means, as to any Person, any U.S., Canadian or foreign federal, provincial, territorial, state or local statute, law (including without limitation, common law), treaty or ordinance, or any judgment, decree, consent decree, settlement agreement, rule, regulation, order injunction or governmental requirement enacted, promulgated or imposed or entered into or agreed by any Governmental Entity, in each case applicable to or binding upon such Person or any of its property or assets or to which such Person or any of its property or assets is subject.

“ROFR Term” shall have the meaning assigned to such term in Section 9.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Sanctions” shall have the meaning assigned to such term in Section 7(l)(ii).

“Sanctions Laws” shall have the meaning assigned to such term in Section 7(l)(iii).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Regulators” means, collectively, the SEC and such other securities commissions or other securities regulatory authorities in the Reporting Jurisdictions.

“SEDAR+” means the System for Electronic Document Analysis and Retrieval + of the Canadian Securities Administrators.

“Subsidiaries” means, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, association or other business entity of which (i) the ordinary voting power of more than 50% of the Voting Shares is, at the time any determination is being made, owned or held, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent or (ii) a majority of the members of the board of directors (or equivalent governing body) have been appointed or designated for appointment (and actually elected by persons entitled to cast a vote in respect of, or otherwise approve, such appointment or designation) by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent, and each of the foregoing, is individually referred to herein as a “Subsidiary”.

“Tax Act” has the meaning set forth in Section 8(b).

“Taxes” means any and all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings or other similar charges imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis and any interest, fines, penalties or additions to tax with respect to the foregoing.

“Third Party” means a person other than the Company, any of its Subsidiaries or any of their respective Affiliates.

“Transaction” has the meaning set forth in Section 3(a).

“Transaction Consideration” means, with respect to any Exchanging Investor, (a) the Debentures to be delivered pursuant to this Agreement; and (b) the Warrants to be issued pursuant to this Agreement.

“Transaction Documents” shall have the meaning assigned to such term in Section 7(a).

“Transfer Agent” means Odyssey Trust Company.

“TSX” means the Toronto Stock Exchange.

“Underlying Shares” has the meaning set forth in Section 4(b).

“United States” has that meaning ascribed to it in Regulation S.

“Voting Shares” shall mean, with respect to any Person, such person's Equity Interests having the right to vote for the election of directors (or the equivalent) of such Person under ordinary circumstances (or, in the case of a partnership, the general partnership interests).

“Warrant Certificates” means the warrant certificates to be issued on the Closing Date by the Company to the Investor in the form attached hereto as Exhibit C.

“Warrant Shares” has the meaning set forth in Section 4(d).

“Warrants” means warrants to be created and issued pursuant to the Warrant Certificates.

Section 2.          RULES OF CONSTRUCTION. For purposes of this Agreement:

(a)            “or” is not exclusive;

(b)            “including” means “including without limitation”;

(c)            “will” expresses a command;

(d)           words in the singular include the plural and in the plural include the singular, unless the context requires otherwise;

(e)            “herein,” “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement, unless the context requires otherwise;

(f)            references to currency and to “US$” mean the lawful currency of the United States of America, and references to “C$” mean the lawful currency of Canada, unless the context requires otherwise; and

(g)            the exhibits to this Agreement are deemed to form part of this Agreement.

Section 3.           THE TRANSACTION.

(a)            Generally. Subject to the other terms of this Agreement, each of the Investor and each other Exchanging Investor, if any, agrees, on the Closing Date, to exchange, with the Company the aggregate principal amount of Existing Convertible Notes, CUSIP No. 138035AC4 and the aggregate principal amount of Existing Accretion Notes, CUSIP No. 86860JAE6, set forth in Exhibit A hereto that it beneficially owns, and to subscribe for and purchase from the Company, Debentures with an aggregate principal amount of C$96,358,375 and 3,350,430 Warrants (the “Transaction”).

(b)           The Closing.

(i)            Closing; Location. The Transaction will be settled on the Closing Date by (A) each Exchanging Investor delivering its Existing Notes to the Company, (B) the Investor delivering US$50,000,000 less the Cash Amount to the Company (or as directed by the Company) by wire transfer in immediately available funds or in any other manner agreed upon by the Company, and (C) the Company delivering (x) Debentures with an aggregate principal amount equal to C$96,358,375 to the Investor; and (y) 3,350,430 Warrants to the Investor (the “Closing”). Closing will take place at the offices of Cassels Brock & Blackwell LLP, Bay Adelaide Centre – North Tower, 40 Temperance Street, Suite 3200, Toronto, Ontario M5H 0B4, Canada, at 10:00 a.m., New York City time, on the Closing Date.

(ii)            Conveyance of Title; Release of Claims. Subject to the other terms and conditions of this Agreement, at the Closing, subject to satisfaction of the terms and conditions of this Agreement, including the conditions set forth in Section 6, the Investor, for itself and on behalf of each Exchanging Investor, sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in such portion of the Existing Notes as indicated on Exhibit A hereto, and effective as of the Closing, waives any and all other rights with respect to such Existing Notes and releases and discharges the Company from any and all Claims, whether now known or unknown, the Investor and any other Exchanging Investor may now have, or may have in the future, arising out of, or related to, such Existing Notes, including any Claims arising from any existing or past defaults, or any Claims that the Investor or any Exchanging Investor is entitled to receive additional, special or default interest with respect to the Existing Notes. Subject to receiving the Transaction Consideration pursuant to this Agreement, the Investor agrees that the Investor shall not take any steps to enforce any of its rights with respect to the Existing Notes on or after the Closing Date.

(iii)           Delivery of Existing Notes and Transaction Consideration.

(1)            CDS Withdrawal. Subject to satisfaction of the applicable conditions precedent specified in this Agreement, as soon as reasonably possible following the execution of this Agreement, the Investor agrees to withdraw the Existing Notes from CDS through which each Exchanging Investor holds a beneficial interest in the Existing Notes for the aggregate principal amount of the Existing Notes to be exchanged by such Exchanging Investor pursuant to this Agreement.

(2)            Delivery of Transaction Consideration. The Transaction Consideration will not be paid or delivered, as applicable, until the Existing Notes are withdrawn from CDS and delivered to the Company and the Investor has paid, or caused to be paid, to the Company (or as directed by the Company) by wire transfer in immediately available funds or in any other manner agreed upon by the Company, US$50,000,000 less the Cash Amount. On the Closing Date, subject to satisfaction of the conditions precedent specified in this Agreement and the receipt by the Company of US$50,000,000 less the Cash Amount, the Company will deliver the Debentures and the Warrants to be issued to the Investor in the Transaction, with such Debentures to be governed by the Debenture Certificates in the form attached as Exhibit B hereto and the Warrants to be governed by the Warrant Certificates in the form attached as Exhibit C hereto, registered as set forth in Exhibit A hereto.

(iv)          Questions as to Form. All questions as to the form of all documents and the validity and acceptance of the Existing Notes will be determined by the Company, in its reasonable discretion, which determination will be final and binding.

(c)             Transfer Restrictions.

(i)             The Debentures, Warrants, Underlying Shares and Warrant Shares may only be disposed of in compliance with state and federal securities Laws. In connection with any transfer of Debentures, Warrants, Underlying Shares or Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Investor, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company and the Transfer Agent, the form and substance of which opinion shall be reasonably satisfactory to the Company and the Transfer Agent, to the effect that such transfer does not require registration of such transferred Debentures, Warrants, Underlying Shares or Warrant Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement to be entered into between the Company and the Investor on the Closing Date and shall have the rights and obligations of the Investor hereunder and thereunder.

(ii)            The Investor and each Exchanging Investor agrees to the imprinting, so long as is required by this Section 3(c), of a legend on any of the Debentures, Warrants, Underlying Shares and Warrant Shares in the following form:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO CANOPY GROWTH CORPORATION (THE “CORPORATION”) (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (B), (C)(1), (C)(2) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION’S TRANSFER AGENT TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

The Company acknowledges and agrees that the Investor may from time to time, subject to applicable law, pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Debentures, Warrants, Underlying Shares or Warrant Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Debentures, Warrants, Underlying Shares or Warrant Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Debentures, Warrants, Underlying Shares or Warrant Shares may reasonably request in connection with a pledge or transfer of the Debentures, Warrants, Underlying Shares or Warrant Shares.

(iii)           Within 45 days of the Closing Date, the Company shall file a Registration Statement on Form S-3 to facilitate the resale of the Underlying Shares and the Warrant Shares. The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act within 75 days of the Closing Date.

(iv)          In the event that the Registration Statement is not declared effective (or automatically effective in the case of a Form S-3ASR) within 75 days of the Closing Date, the Company shall, to the extent required by the terms of the Registration Rights Agreement, pay the Investor an amount in cash, as liquidated damages and not as a penalty, in the amounts set forth in the Registration Rights Agreement.

(v)           The Investor and each Exchanging Investor agrees with the Company that the Investor and each Exchanging Investor will sell any Debentures, Warrants, Underlying Shares and Warrant Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Underlying Shares or Warrant Shares are sold pursuant to the Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates or direct registration statements representing Underlying Shares or Warrant Shares is predicated upon the Company’s reliance upon this understanding.

(d)            Maximum Percentage. The Investor and each Exchanging Investor acknowledges that in accordance with and subject to the terms of the Debenture Certificates and Warrant Certificates, as applicable, in no event shall the Company issue, be required to issue or be deemed to have issued a number of Common Shares upon conversion or otherwise pursuant to the Debentures (including, for greater certainty on account of any principal, premium, if any, interest, if any) and/or upon exercise of the Warrants and the Investor and each Exchanging Investor shall not have the right to (i) convert any portion of any Debentures pursuant to the terms and conditions of the Debenture Certificates or (ii) exercise any portion of any Warrants pursuant to the terms and conditions of the Warrant Certificates and any such conversion or exercise, as applicable, shall be null and void and treated as if never made, to the extent that after giving effect to such conversion or exercise, as applicable, the Investor together with the other Attribution Parties collectively would beneficially own or exercise control or direction over, directly or indirectly in excess of 4.99% (the “Maximum Percentage”) of the Common Shares outstanding immediately after giving effect to such conversion.

Section 4.           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents and warrants to the Exchanging Investors and covenants that:

(a)            Due Formation, Valid Existence and Good Standing; Power to Perform Obligations. The Company is duly formed, validly existing and in good standing under the Canada Business Corporations Act, with full power and authority to conduct its business as it is currently being conducted and to own its assets. The Company has full power and authority to consummate the Transaction and to enter into this Agreement and perform all of its obligations hereunder.

(b)            Debentures. The Debentures have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Debenture Certificates, upon delivery to the Exchanging Investors in accordance with the terms of this Agreement will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Debenture Certificates, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) (collectively, the “Enforceability Exceptions”). The maximum number of Common Shares initially issuable upon conversion of the Debentures (assuming settlement solely in Common Shares) (the “Underlying Shares”) have been duly and validly authorized and reserved for by the Company (which total 6,700,860 Underlying Shares) and, when issued upon conversion of the Debentures in accordance with the terms of the Debenture Certificates, will be validly issued, fully paid and non-assessable, and the issuance of any Underlying Shares will not be subject to any preemptive, participation, rights of first refusal or similar rights.

(c)            Debenture Certificates. The Company has all requisite corporate power and authority to perform its obligations under the Debenture Certificates. The Debenture Certificates have been duly authorized by the Company, and will have been duly executed and delivered by the Company on or prior to the Closing. The Debenture Certificates, upon execution and delivery thereof by the Company, will constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

(d)            Warrants. The Warrants have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Warrant Certificates, upon delivery to the Exchanging Investors in accordance with the terms of this Agreement will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Warrant Certificates, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by the Enforceability Exceptions. The maximum number of Common Shares initially issuable upon exercise of the Warrants (the “Warrant Shares”) have been duly and validly authorized and reserved for by the Company (which total 3,350,430 Warrant Shares) and, when issued upon exercise of the Warrants in accordance with the terms of the Warrant Certificates, will be validly issued, fully paid and non- assessable, and the issuance of any Warrant Shares will not be subject to any preemptive, participation, rights of first refusal or similar rights.

(e)            Warrant Certificates. The Company has all requisite corporate power and authority to perform its obligations under the Warrant Certificates. The Warrant Certificates have been duly authorized by the Company, and will have been duly executed and delivered by the Company on or prior to the Closing. The Warrant Certificates, upon execution and delivery thereof by the Company, will constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

(a)            No Cease Trade. On each of the date hereof and on the Closing Date, no order, ruling or determination having the effect of ceasing or suspending trading in any securities of the Company or prohibiting the sale of the Debentures or Warrants or the issue of the Underlying Shares issuable in accordance with the terms of the Debenture Certificates or the issue of the Warrant Shares issuable in accordance with the terms of the Warrant Certificates and no proceeding for such purpose being pending or, to the knowledge of the Company, threatened by any Governmental Entity or the TSX or Nasdaq.

(b)            Listing of Common Shares. At or before the Closing, the Company will have submitted to the Nasdaq an Application for Listing of Additional Shares with respect to the Underlying Shares and the Warrant Shares. At or before the Closing, the Company will have received conditional approval of the TSX for the listing of the Underlying Shares and the Warrant Shares, subject to satisfaction by the Company of the conditions set out therein.

(c)            Securities Act Matters. Assuming the accuracy of the representations and warranties of the Investor, made on behalf of itself and the Exchanging Investors, the issuance of the Debentures and Warrants pursuant to this Agreement is exempt from the registration requirements of the Securities Act.

(d)            Non-Contravention. The Transaction and the other transactions contemplated hereby to be performed by the Company will not (i) contravene any law, rule or regulation binding on the Company or any Subsidiary thereof or any judgment or order of any court or arbitrator or governmental or regulatory authority applicable to the Company or any such Subsidiary; (ii) constitute a breach or violation or result in a default under any loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it is bound; or (iii) constitute a breach or violation or result in a default under the organizational documents of the Company or any Subsidiary thereof, except, in the case of clauses (i) and (ii) above, for such contraventions, conflicts, violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e)            No Consents. Other than the approval of the TSX, no consent, approval, authorization, order, license, registration or qualification of or with any court or governmental or regulatory authority is required for the execution, delivery and performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated by this Agreement, except such as have been obtained or made (or will, at the Closing, have been obtained or made) by the Company.

(f)            Authorization, Execution, Delivery and Enforceability of This Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable by the Exchanging Investors in accordance with its terms.

(g)            Investment Company Act. The Company is not and, after giving effect to the transactions contemplated by this Agreement, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(h)            Accuracy of Covered SEC Filings. The Covered SEC Filings, taken as a whole, do not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 5.           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR AND THE EXCHANGING INVESTORS. The Investor, for itself and on behalf of each Exchanging Investor, represents and warrants to the Company and covenants that:

(a)            Power to Perform Obligations and Bind Accounts; Survival of Authority. The Investor, for itself and on behalf of each Exchanging Investor, has full power and authority to exchange, sell, assign and transfer the Existing Notes to be exchanged pursuant to, and to enter into, this Agreement and perform all obligations required to be performed by the Investor or such Exchanging Investor under this Agreement. If the Investor is exchanging any Existing Notes or acquiring any of the Transaction Consideration as a fiduciary or agent for one or more accounts (including any Accounts that are Exchanging Investors), it represents that it has (i) the requisite investment discretion with respect to each such account necessary to effect the Transaction; (ii) full power to make the representations, warranties and covenants set forth in this Section 5 on behalf of such account; and (iii) contractual authority with respect to each such account. All authority conferred in this Agreement will survive the dissolution of the Investor, and any representation, warranty, undertaking and obligation of the Investor under this Agreement will be binding upon the trustees in bankruptcy, legal representatives, successors and assigns of the Investor.

(b)            Ownership of Existing Notes. Each of the Exchanging Investors is and, immediately before the Closing, will be the beneficial owner of the Existing Notes set forth on Exhibit A.

(c)            Rule 144 Matters. Neither the Investor nor any other Exchanging Investor acquired the Existing Notes, after the original issue date of such Existing Notes, from the Company or any “affiliate” (within the meaning of Rule 144(a) under the Securities Act) of the Company, and, to its knowledge, no “affiliate” of the Company beneficially owned any of the Existing Notes of the Investor or such Exchanging Investor, as applicable, at any time during the period of one year preceding the date of this Agreement or preceding the Closing Date. Neither the Investor nor any other Exchanging Investor is, as of the date of this Agreement, or, at the Closing, will be, and, at no time during the three months preceding the date of this Agreement or preceding the Closing, was or will any of them be, a “person” that is an “affiliate” of the Company (as such terms are defined in Rule 144 under the Securities Act).

(d)            Passage of Good Title; No Liens. Each of the Exchanging Investors is the beneficial owner of the Existing Notes with good, marketable and unencumbered title to the Existing Notes, free and clear of any mortgage, lien, defect, pledge, Claim, charge, hypothecs, deeds of trust, taxes, rights of first refusal, security interest, encumbrance, title retention agreement, option, equity or other adverse Claim thereto (collectively, “Liens”). When the Existing Notes are exchanged pursuant to this Agreement, the Company will acquire good, marketable and unencumbered title to the Existing Notes, free and clear of all Liens.

(e)            Non-Contravention. The Transaction and the other transactions contemplated hereby to be performed by the Investor or any Exchanging Investor will not (i) contravene any law, rule or regulation binding on the Investor or such Exchanging Investor or any investment guideline or restriction applicable to the Investor or such Exchanging Investor; or (ii) constitute a breach or violation or result in a default under the organizational documents of the Investor or such Exchanging Investor or any material loan agreement, mortgage, lease or other agreement or instrument to which the Investor or such Exchanging Investor is a party or by which it is bound.

(f)            Jurisdiction of Residence. The Investor and each Exchanging Investor is a resident of the jurisdiction set forth on Exhibit A attached to this Agreement.

(g)            Compliance with Certain Laws; No Consents. The Investor and each Exchanging Investor will comply with all applicable laws and regulations in effect in any jurisdiction in which the Investor or any of the Exchanging Investors acquires any Debentures or Warrants pursuant to the Transaction and will obtain any consent, approval or permission required for such purchases, acquisitions or sales under the laws and regulations of any jurisdiction to which the Investor or any of the Exchanging Investors is subject or in which the Investor or any Exchanging Investor acquires any Debentures or Warrants pursuant to the Transaction.

(h)            Acknowledgement of Risks; Investment Sophistication. The Investor and each Exchanging Investor understands and accepts that the Debentures and Warrants to be acquired in the Transaction involve risks. Each of the Investor and the Exchanging Investors has such knowledge, skill and experience in business, financial and investment matters that such person is capable of evaluating the merits and risks of the Transaction and an investment in the Debentures and Warrants. With the assistance of each Exchanging Investor’s own professional advisors, to the extent that the Exchanging Investor has deemed appropriate, each Exchanging Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Debentures and Warrants and the consequences of the Transaction and this Agreement. Each Exchanging Investor has considered the suitability of the Debentures and Warrants as an investment in light of its own circumstances and financial condition, and each of the Investor and the Exchanging Investor is able to bear the risks associated with an investment in the Debentures and Warrants.

(i)            No View to Distribution; No Registration. The Investor and each Exchanging Investor is acquiring the Debentures and Warrants solely for its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Debentures and Warrants in violation of the Securities Act. Each of the Investor and the Exchanging Investors understands that the offer and sale of the Debentures and Warrants have not been registered under the Securities Act or any state securities Laws by reason of specific exemptions under the provisions thereof that depend in part upon the investment intent of the Investor and the Exchanging Investors and the accuracy of the other representations made by the Investor, for itself and on behalf of each Exchanging Investor, in this Agreement. Each of the Investor and the Exchanging Investors understands that the Company and its affiliates are relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether the Transaction meets the requirements for such exemptions. Each of the Investor and the Exchanging Investors further acknowledges that (i) the Company is an issuer of the type referred to in Rule 144(i); (ii) the Debentures, the Warrants, the Underlying Shares and the Warrant Shares will not be eligible for resale pursuant to Rule 144 if, at the time of such resale, the Company has not filed all reports and other materials (other than Form 8-K reports) required to be filed by it pursuant to Section 13 or Section 15(d) of the Exchange Act, as applicable, during the preceding 12 months; and (iii) the Debentures, the Warrants, the Underlying Shares and the Warrant Shares, upon their initial issuance, will be “restricted securities” within the meaning of Rule 144 and, accordingly, will not be eligible to be delivered to close any physical short position established in connection with any public short sale of Common Shares (including, for the avoidance of doubt, any short sale effected on the Nasdaq Global Select Market).

(j)            Information Provided. The Investor and each Exchanging Investor acknowledges that no person has been authorized to give any information or to make any representation concerning the Company or the Transaction other than as contained in this Agreement and the Covered SEC Filings. The Company takes no responsibility for, and provides no assurance as to the reliability of, any other information that others may provide to the Investor or any Exchanging Investor.

(k)            No Investment, Tax or Other Advice. The Investor confirms that it and each Exchanging Investor is not relying on any statement (written or oral), representation or warranty made by, or on behalf of, the Company or any of its affiliates as investment, tax or other advice or as a recommendation to participate in the Transaction, receive the Transaction Consideration or to exchange for Existing Notes. None of the Company or any of its affiliates is acting or has acted as an advisor to the Investor or any Exchanging Investor in deciding whether to participate in the Transaction, to exchange the Existing Notes or to receive the Transaction Consideration.

(l)            Investment Decision Matters. The Investor confirms that none of the Company or any of its affiliates have (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Debentures and Warrants; or (ii) made any representation to the Investor or any Exchanging Investor regarding the legality of an investment in the Debentures and Warrants under applicable investment guidelines, laws or regulations. In deciding to participate in the Transaction, each of the Investor and the Exchanging Investors is not relying on the advice or recommendations of the Company or its affiliates, and has made its own independent decision that the terms of the Transaction and the investment in the Debentures and Warrants are suitable and appropriate for it.

(m)           Due Diligence. Each of the Investor and the Exchanging Investors is familiar with the business and financial condition and operations of the Company and has had the opportunity to conduct its own investigation of the Company and the Debentures and Warrants. Each of the Investor and the Exchanging Investors has had access to and reviewed the Covered SEC Filings and such other information concerning the Company and the Debentures and Warrants it deems necessary to enable it to make an informed investment decision concerning the Transaction. Each of the Investor and the Exchanging Investors has been offered the opportunity to ask questions of the Company and received answers thereto, as it deems necessary to enable it to make an informed investment decision concerning the Transaction.

(n)            Excluded Information. Notwithstanding anything to the contrary in this Agreement, each Investor and Exchanging Investor acknowledges that the Company has access to and is in possession of material nonpublic information regarding the Company and its Subsidiaries that is not known to the Investor or the Exchanging Investors (the “Excluded Information”). Each Investor and Exchanging Investor hereby assumes and accepts the risk that the Excluded Information will not be known to such Investor and Exchanging Investor before making a binding commitment to consummate the Transaction and of the impact of the Excluded Information on the value of the Existing Notes contemplated to be exchanged pursuant to this Agreement, the value of the Debentures and Warrants contemplated to be received pursuant to this Agreement or the Underlying Shares to be issued upon the conversion of the Debentures in accordance with the terms and conditions of the Debenture Certificates or the Warrant Shares to be issued upon the valid exercise of the Warrants in accordance with the terms and conditions of the Warrant Certificates, including payment of the exercise price therefor. Each Investor and Exchanging Investor acknowledges that it has been afforded the opportunity to receive information (including the Excluded Information) about the Company and its financial condition, results of operations, business, properties, management and prospects, and to ask such questions of, and to receive answers from, representatives of the Company concerning such information (including the Excluded Information), in each case sufficient to enable such Investor and Exchanging Investors to evaluate a decision to enter into this Agreement. Each Investor and Exchanging Investor hereby:

(i)            agrees that neither the Company nor its directors, officers, shareholders, investors, employees, attorneys, agents or representatives shall have any liability to any Investor or Exchanging Investor or any of their respective affiliates with respect to the existence, possession or non-disclosure of any Excluded Information, whether arising directly or indirectly, primarily or secondarily, by contract or operation of law or otherwise, including as a matter of contribution, indemnification, set-off, rescission, or reimbursement;

(ii)            waives any right, Claim or cause of action, at law or in equity, arising from or relating to, directly or indirectly, the existence, possession or non-disclosure of any Excluded Information, including without limitation pursuant to Section 10(b) and Section 20A of the Exchange Act, or the rules and regulations promulgated by the SEC under the Exchange Act, and relinquishes all rights and remedies accorded by applicable law to a buyer or seller of securities with respect to the Debentures and Warrants and the Existing Notes, as applicable, to the maximum extent permitted by law, as well as all rights to participate in any Claim, action or remedy others may now or hereafter have with respect to the foregoing;

(iii)           with respect to the purchase of the Debentures and Warrants and the sale of the Existing Notes, releases and discharges the Company and its directors, officers, shareholders, members, investors, employees, attorneys, agents or representatives and all successors and assigns thereto (each a “Released Party”) of and from any and all suits, demands, obligations, liabilities, Claims and causes of action, contingent or otherwise, of every kind and nature, at law and in equity, which the Investor or any Exchanging Investor and/or their respective affiliates, successors or assigns may have against any Released Party, to the extent arising from or in connection with the existence, possession or non- disclosure of any Excluded Information whether asserted, unasserted, absolute, contingent, known or unknown; and

(iv)           represents to each Released Party that: (A) it has not assigned any Claim or possible Claim against the Released Parties, (B) it fully intends to release all Claims against the Released Parties as set forth above, and (C) it has been advised by, and has consulted with, counsel with respect to the execution and delivery of this Agreement and has been fully apprised of the consequences of the waivers and releases set forth in this Section 5(n).

(o)            No Regulatory Agency Recommendation or Approval. Each of the Investor and the Exchanging Investors understands that no federal or state agency has passed upon the merits or risks of an investment in the Debentures and Warrants or made any recommendation or endorsement, or made any finding or determination concerning the fairness or advisability, of such investment or the consequences of the Transaction or this Agreement.

(p)            Qualified Institutional Buyer Status. Each Exchanging Investor and each Account for which it is acting is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. Each of the Investor and the Exchanging Investors agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities Laws in connection with the Transaction.

(q)            Securities Laws. The Investor acknowledges and confirms:

(i)             that the Debentures, Warrants, Underlying Shares and Warrant Shares have not been qualified for distribution by prospectus in Canada;

(ii)           the Investor is not resident in Canada or subject to applicable Canadian securities Laws;

(iii)           the Investor is knowledgeable of, or has been independently advised as to, the applicable securities Laws of the Cayman Islands which would apply to this Agreement, if any;

(iv)          the applicable securities Laws of the Cayman Islands do not require the Company to file a prospectus, registration statement or similar document, to register the Debentures, Warrants, Underlying Shares or the Warrant Shares or to make any filings with or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the Cayman Islands;

(v)           the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Debentures, Warrants, Underlying Shares or the Warrant Shares to the Investor complies with or will comply with, as applicable, all applicable laws of the Cayman Islands and will not cause the Company to become subject to or required to comply with any disclosure, prospectus or reporting requirements under the applicable securities Laws of the Cayman Islands;

(r)            Mutual Negotiation. The Investor acknowledges that the terms of the Transaction have been mutually negotiated between the Investor and the Company. The Investor was given a meaningful opportunity to negotiate the terms of the Transaction. The Investor had a sufficient amount of time to consider whether to participate in the Transaction, and neither the Company nor any of its affiliates or agents, has placed any pressure on the Investor to respond to the opportunity to participate in the Transaction. The Investor’s and each Exchanging Investor’s participation in the Transaction was not conditioned by the Company on the Investor or any Exchanging Investor’s exchange of a minimum principal amount of Existing Notes.

(s)           Source of Funds. The funds being advanced by the Investor in connection with the Transaction will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (for the purposes of this paragraph the “PCMLTFA”) and the Investor acknowledges that it understands that the Company may in the future be required by law to disclose the name of the Investor, other information relating to this Agreement, and the subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of the knowledge of the Investor, the Investor agrees that (a) none of the subscription proceeds (i) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or the international jurisdiction in which the Investor is resident, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Investor and, (b) the Investor agrees to promptly notify the Company if it discovers that any of such representations cease to be true, and to provide the Company with appropriate information in connection therewith.

(t)            Collection of Personal Information. The Investor and each Exchanging Investor (i) acknowledges and consents to the Company collecting and delivering to Governmental Entities in the United States or in any of the Reporting Jurisdictions any personal information provided by the Investor which is required to be provided in satisfaction of the Company's obligations pursuant to securities Laws; and (ii) acknowledges that its name and other specified information, including the number and/or principal amount of Debentures and Warrants, as applicable, subscribed for, may be disclosed to (A) Canadian Securities Regulators and may become available to the public in accordance with the requirements of applicable Laws and (B) authorities pursuant to the PCMLTFA. The Investor consents to the disclosure of that information.

(u)            Additional Documentation. The Investor will, upon request, execute and deliver, for itself and on behalf of any Exchanging Investor, any additional documents that the Company, Computershare may reasonably request to complete the Transaction.

(v)            Bring-Down of Representations and Warranties. The Investor understands that, unless the Investor notifies the Company in writing to the contrary at or before the Closing, each of the Investor’s representations and warranties, on behalf of itself and each Exchanging Investor, contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Investor and each Exchanging Investor.

(w)           Wall-Cross Matters. The Investor acknowledges and agrees that it and each Exchanging Investor has not transacted, and will not transact, in any securities of the Company, including, but not limited to, any hedging transactions, from the time the Investor was first contacted by the Company with respect to the transactions contemplated by this Agreement until after the transactions contemplated by this Agreement have been publicly disclosed by press release. Solely for purposes of this Section 5(w), subject to the Investor’s compliance with its obligations under U.S. federal securities Laws and the Investor’s internal policies, (i) “Investor” will not include any employees or affiliates of the Investor that are effectively walled off by appropriate “Fire Wall” information barriers approved by the Investor’s legal or compliance department, and (ii) the foregoing representations and covenants of this Section 5(w) will not apply to any transaction by or on behalf of an account that was effected without the advice or participation of, or such account’s receipt of information regarding the transactions contemplated hereby provided by, the Investor.

Section 6.           CONDITIONS TO OBLIGATIONS OF THE COMPANY, THE INVESTOR AND THE EXCHANGING INVESTORS.

(a)            Conditions to the Company’s Obligations. The obligation of the Company to deliver the Transaction Consideration is subject to the satisfaction at or prior to the Closing of each of the following conditions precedent: (i) the representations, warranties and covenants of the Investor, for itself and on behalf of the Exchanging Investors, in Section 5 hereof are true and correct as of such Closing in all respects with the same effect as though such representations and warranties had been made as of Closing; (ii) and all covenants of the Investor or any Exchanging Investor in Section 5 to be performed at or before Closing have been performed; and (iii) the conditions precedent set forth in Section 3(b)(iii)(2).

(b)           Conditions to the Investor’s Obligations. The obligations of the Investor, on behalf of the Exchanging Investors, are subject to the satisfaction at or prior to the Closing of each of the following conditions precedent:

(i)             the representations, warranties and covenants of the Company in this Agreement are true and correct as of Closing in all respects with the same effect as though such representations and warranties had been made as of Closing;

(ii)            all covenants of the Company in this Agreement to be performed at or before Closing have been performed;

(iii)           the Investor shall have received a certificate dated as of the Closing Date, signed by the Chief Executive Officer or the Chief Financial Officer of the Company or any other senior officer of the Company as may be acceptable to the Investor, in form and content satisfactory to the Investor, acting reasonably, certifying for and on behalf of the Company and without any personal liability, (A) the articles and by laws of the Company; (B) the resolutions of the Company's board of directors relevant to the issue and sale of Debentures and Warrants to be issued and sold by the Company, the allotment and reservation of the Debentures, Warrants, Underlying Shares and Warrant Shares and the authorization for the Company to enter into this Agreement; and (C) the incumbency and signatures of signing officers of the Company;

(iv)          the Investor shall have received a certificate of status or the equivalent dated within one Business Day of the Closing Date, in respect of the Company;

(v)            the Investor shall have received a certificate dated as of the Closing Date, signed by the Chief Executive Officer or the Chief Financial Officer of the Company or any other senior officer of the Company as may be acceptable to the Investor, in form and content satisfactory to the Investor, acting reasonably, certifying for and on behalf of the Company and without any personal liability, after having made due enquiries, that: (A) no order, ruling or determination having the effect of ceasing or suspending trading in any securities of the Company or prohibiting the sale of the Debentures or the Warrants or the issue of the Underlying Shares issuable in accordance with the terms of the Debenture Certificates or the issue of the Warrant Shares issuable in accordance with the terms of the Warrant Certificates by any Securities Regulators, the Nasdaq or the TSX and no proceeding for such purpose being pending or, to the knowledge of the Company, threatened by any Securities Regulators, the Nasdaq or the TSX; (B) except as disclosed in the Public Disclosure Documents, since April 1, 2023, there has been no event or circumstance that, individually or in the aggregate with other events or circumstances, has had or would reasonably be expected to have a Material Adverse Effect; (C) the Company has compiled in all material respects with all of the covenants and satisfied in all material respect all of the terms and conditions of this Agreement on its part to be compiled with and is satisfied at or prior to the Closing Time; and (D) the representations and warranties of the Company contained in this this Agreement being true and correct in all material respects (or, in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification, in all respects) at and as of the Closing Time (except for such representations and warranties which refer to or are made as of another specified date, in which case, such representations and warranties will have been true and correct in all material respects as of that date);

(vi)           the Investor shall have received a certificate of the Transfer Agent certifying: (A) that it has been duly appointed as the transfer agent and registrar for the Common Shares; and (B) the number of issued and outstanding Common Shares as at the close of business on the Business Day prior to the Closing Date; and

(vii)          the Company and the investor shall have entered into the Registration Rights Agreement in the form attached hereto as Exhibit D.

(viii)         the Company having paid the reasonable fees and expenses of legal counsel retained by the Investor up to a maximum of $50,000 (excluding disbursements and applicable taxes).

(c)            Acknowledgement. The Company acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Company in this Agreement, including the exhibits hereto, are made with the intention that they may be relied upon by the Investor in deciding to purchase the Debentures and Warrants. The Company further agrees that by issuing and delivering the Debentures and Warrants to the Investor, the Company shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time on the Closing Date with the same force and effect for the benefit of the Investor as if they had been made by the Company at the Closing Time and that they shall survive the purchase by the Investor of the Debentures and Warrants and shall continue in full force and effect for the benefit of the Investor for so long as the Debentures remain outstanding notwithstanding any subsequent disposition by the Investor of any of the Debentures, Warrants, Underlying Shares or Warrant Shares.

(d)           Claims. If either party fails to fulfill the conditions set forth in this Section 6 on or prior to the Closing Date (and such failure to fulfill said conditions is not caused by an action or omission of the other party), the other party may terminate this Agreement, without prejudice to its right to seek indemnification for damages suffered by such party as a result of, or any other remedy such party may have in connection with, and default or non-compliance of the other party’s obligations hereunder prior to such termination

Section 7.           ADDITIONAL     COMPANY     REPRESENTATIONS     AND     WARRANTIES.     In consideration of the Investor entering into this Agreement, the Company hereby represents and warrants to the Investor, as of the date hereof and as of the Closing Date (except for such representations and warranties which refer to or are made as of another specified date, in which case, such representations and warranties will have been true and correct as of that date), and acknowledges and confirms that such Investor is relying upon such representations and warranties in entering into this Agreement:

(a)            Organization; Powers . Each of the Company and each of its Subsidiaries (a) is a partnership, limited partnership, limited liability company, corporation, company or other entity duly organized, validly existing and in good standing (or, if applicable in a jurisdiction outside of the United States of America and Canada, enjoys the equivalent status under the laws of any jurisdiction of organization outside the United States of America and Canada) under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in each jurisdiction where such qualification is required, except where the failure so to qualify would not reasonably be expected to have a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under this Agreement, the Debenture Certificates and the Warrant Certificates (collectively, the “Transaction Documents”) to which it is or will be a party and to issue and sell the Debenture and Warrants in accordance with the terms hereof and thereof.

(b)            Governmental Entities . No action, consent or approval of, registration or filing with or any other action by any Governmental Entity is or will be required for the execution, delivery or performance of each Transaction Document to which the Company is a party, except for (a) such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect; (b) the filing with the SEC of (A) the Registration Statement and a related prospectus, if required and as may be supplemented or amended from time to time, (B) a Current Report on Form 8-K, (C) the Debenture Certificates and the Warrant Certificates (and/or any amendment or supplement thereto); (c) the filing of any applicable private placement form with the Ontario Securities Commission; (d) filing of a listing of additional shares notice with the Nasdaq and approval of the TSX; and (e) any other filings as may be required by any U.S. state securities agencies.

(c)            Public Disclosure Documents; Financial Statements. Since April 1, 2023, the Company has filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to Section 13 of the Exchange Act and required to be filed on SEDAR+ pursuant to applicable securities Laws (all of the Company's filings with the SEC or on SEDAR+ since April 1, 2023, and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “Public Disclosure Documents”). Except as disclosed in the Public Disclosure Documents, as of their respective dates, the Public Disclosure Documents complied in all material respects with the requirements of applicable securities Laws applicable to the Public Disclosure Documents, and none of the Public Disclosure Documents, at the time they were filed with the SEC or on SEDAR+, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as disclosed in the Public Disclosure Documents, as of their respective dates, the financial statements of the Company publicly filed on EDGAR and/or SEDAR+ since April 1, 2023, which are included in the Public Disclosure Documents (the “Financial Statements”) complied in all material respects with applicable accounting requirements and the published rules and regulations promulgated under applicable securities Law with respect thereto as in effect as of the time of filing. Except as disclosed in the Public Disclosure Documents, such Financial Statements have been prepared in accordance with GAAP, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its Subsidiaries, on a consolidated basis, as of the respective dates thereof and the results of its operations and cash flows for the periods then ended (subject to adjustments which are not expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole). The Company is not currently contemplating to amend or restate any of the Financial Statements, nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financial Statements to be in compliance with GAAP and the rules and regulations of securities Laws. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(d)            No Material Adverse Effect. Except as disclosed in the Public Disclosure Documents, since April 1, 2023, there has been no event or circumstance that, individually or in the aggregate with other events or circumstances, has had or would reasonably be expected to have a Material Adverse Effect.

(e)           Litigation; Compliance with Laws .

(i)             Except as disclosed in the Public Disclosure Documents, there is no Claim before or by any Governmental Entity, pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Shares or any of the Company's or its Subsidiaries' officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which could reasonably be expected to result in a Material Adverse Effect. No current director, officer or, to the Company's knowledge, employee of the Company or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Except as disclosed in the Public Disclosure Documents, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC or Canadian Securities Regulators involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act. The Company is not aware of any such action, suit, arbitration or to the knowledge of the Company any investigation, inquiry or other proceeding. Except as disclosed in the Public Disclosure Documents, neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(ii)            Neither the Company nor any of its Subsidiaries is in violation of (nor will the continued operation of their respective property or businesses as currently conducted violate) any Requirement of Law (including any zoning, building, ordinance, code or approval or any building permit) or any restrictions of record or agreements affecting any of the Company's real property or is in default with respect to any Order applicable to it or any of its property where such violation or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(iii)           The Company and each of its Subsidiaries maintains in effect and enforces policies and procedures reasonably designed to ensure compliance in all material respects by the Company, its Subsidiaries and their respective directors, officers, employees, agents and representatives with applicable Anti-Corruption Laws, Sanctions Laws and Anti- Money Laundering Laws.

(f)            Investment Company Act. Neither the Company nor any of its Subsidiaries is required to be registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

(g)           Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each of its Subsidiaries (i) has made or filed all foreign, federal, provincial, and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all Taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid Taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the Code. Other than as would not be, individually or in the aggregate, reasonably expected to have a Material Adverse Effect, with respect to the Company and each of its Subsidiaries, there are no claims being asserted in writing to the Company with respect to any Taxes.

(h)            Environmental Matters. Except as to matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) no written notice, request for information, order, complaint or penalty has been received by the Company or any of its Subsidiaries, and there are no judicial, administrative or other actions, suits or proceedings pending or, to the knowledge of the Company, threatened, which allege a violation of or liability under or related to any Environmental Laws, Environmental Permits or Hazardous Materials, in each case relating to the Company or any of its Subsidiaries or any of their respective predecessors, (ii) the Company and each of its Subsidiaries has all environmental permits, licenses and other approvals necessary for its facilities and operations to comply with all Environmental Laws (“Environmental Permits”) and is in compliance with the terms of such Environmental Permits and with all other Environmental Laws, (iii) no Hazardous Material is located at, on or under any property currently or, to the knowledge of the Company, formerly owned, operated or leased by the Company or any of its Subsidiaries (or any of their respective predecessors) that would reasonably be expected to give rise to any cost, liability or obligation of the Company or any of its Subsidiaries under any Environmental Laws or Environmental Permits, (iv) no Hazardous Material has been generated, used, treated, stored, handled, disposed of or controlled, transported or released at any location in a manner that would reasonably be expected to give rise to any cost, liability or obligation of the Company or any of its Subsidiaries (or any of their respective predecessors) under any Environmental Laws or Environmental Permits, (v) there are no agreements in which the Company or any of its Subsidiaries has expressly assumed or undertaken responsibility for any known or reasonably likely liability or obligation of any other Person arising under or relating to Environmental Laws, Environmental Permits or Hazardous Materials, and (vi) there has been no written environmental assessment or audit conducted (other than customary assessments not revealing anything that would reasonably be expected to be material to the Company or any of its Subsidiaries) of any property currently or, to the knowledge of the Company, formerly owned or leased by the Company or any of its Subsidiaries that is in the possession or control of the Company.

(i)             No Undisclosed Events, Liabilities, Developments or Circumstances. Except as set forth in the Public Disclosure Documents, no event, liability, development or circumstance has occurred with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, operations (including results thereof) or financial condition that (i) would be required to be disclosed by the Company under applicable securities Laws on a Form 8-K filed with the SEC which has not been publicly announced as of the date hereof, or (ii) would have a Material Adverse Effect.

(j)             Labor Matters. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes pending or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries; (b) the hours worked and payments made to employees of the Company and its Subsidiaries have not been in violation of Laws respecting employment and applicable to the Company; and (c) all payments due from the Company or any of its Subsidiaries or for which any claim may be made against the Company or any of its Subsidiaries, on account of wages, vacation pay, severance, commissions, premiums for unemployment insurance, pension plan premiums, and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of the Company or such Subsidiary to the extent required by GAAP. Except as disclosed in the Public Disclosure Documents, there are no material bonuses, distributions, termination payments, severance payments, or excess salary payments which will be payable to any officer, director, employee or consultant relating to their employment or services rendered to the Company or any of its Subsidiaries after the date hereof.

(k)            Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are currently engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(l)	USA PATRIOT Act; OFAC.

(i)             The Company and each of its Subsidiaries is in compliance in all material respects with the applicable material provisions of the USA PATRIOT Act, The Money Laundering Control Act of 1986, 18 USC sec 1956 and 1957, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), Part XII.2 of the Criminal Code (Canada), and the regulations promulgated pursuant to the Special Economic Measures Act (Canada) and the United Nations Act (Canada) (the “Anti-Money Laundering Laws”).

(ii)            None of the Company or any of its Subsidiaries, their respective directors or officers, nor, to the knowledge of the Company, any agent, employee or Person in control of the Company or any of its Subsidiaries is (i) currently the subject of any sanctions administered by the U.S. government (including by the U.S. State Department and the Office of Foreign Assets Control (“OFAC”) of the U.S. Treasury Department), the Government of Canada, the European Union or any relevant member state, the United Nations Security Council or HM Majesty's Treasury of the United Kingdom (“Sanctions”), (ii) included on OFAC's List of Specially Designated Nationals and Blocked Persons, HM Majesty's Treasury's Consolidated List of Financial Sanctions Targets and the Investment Ban List or any similar list enforced by any other relevant sanctions authority, or (iii) located, organized or resident in any country or territory to the extent that such country or territory itself is the subject of comprehensive, territorial Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea and Syria).

(iii)           The Company will not directly or knowingly indirectly use the proceeds from the sale of the Debentures and Warrants or otherwise make available such proceeds to any Person, for the purpose of financing the activities of any Person that is currently the target of any Sanctions or for the purpose of funding, financing or facilitating any activities, business or transaction with or in any country that is the target of the Sanctions, to the extent such activities, businesses or transaction would be prohibited by applicable sanctions laws and regulations administered by the United States of America, including OFAC and the U.S. State Department, the United Nations Security Council, the Government of Canada, HM Majesty's Treasury, the European Union or relevant Participating Member States of the European Union (collectively, the “Sanctions Laws”), or in any manner that would result in the violation of any Sanctions Laws applicable to any party hereto.

(m)	Foreign Corrupt Practices Act.

(i)             The Company and its Subsidiaries, their respective directors and officers, and to the knowledge of the Company or any of its Subsidiaries, their agents or employees, are in compliance in all material respects with the U.S. Foreign Corrupt Practices Act of 1977, the Corruption of Foreign Public Officials Act (Canada) or similar law of a jurisdiction in which the Company or any of its Subsidiaries conduct their business and to which they are lawfully subject (the “Anti-Corruption Laws”).

(ii)            Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any of the officers, directors, employees, agents or other any other representatives acting for or on behalf of the Company or any of its Subsidiaries (individually and collectively, a “Company Affiliate”), has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable Law, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of: (i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or (ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(n)           Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable Law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(o)           Reporting Issuer. The Company is a reporting issuer in each of the Reporting Jurisdictions, is not in default under Canadian securities Laws of any of the Reporting Jurisdictions and is not on the list of defaulting issuers maintained by the applicable Canadian Securities Regulators in each of the Reporting Jurisdictions. At Closing, the Company will not be in default under Canadian securities Laws of any of the Reporting Jurisdictions and will not be on the list of defaulting issuers maintained by any Canadian Securities Regulators in such Reporting Jurisdictions.

(p)           Cannabis Activities. The Company and each of its Subsidiaries conducts and has conducted all Cannabis Activities in compliance in all material respects with all Cannabis Laws that are applicable to it, its property or its business. Neither the Company nor any of its Subsidiaries nor any director, officer, employee or any agent or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of the Company or any of its Subsidiaries, possessed, cultivated, produced, processed, imported, exported, distributed, purchased or sold, or has any current intention to possess, cultivate, produce, process, import, export, distribute, purchase or sell, any Cannabis or has otherwise engaged in any direct or indirect dealings or transactions, in each case, involving Cannabis in or to the United States of America, its territories and possessions, any state of the United States of America and the District of Columbia or any other federal, provincial, state, municipal, local or foreign jurisdiction where such activity is unlawful. None of the Company or any of its Subsidiaries holds an investment, other than a Permitted Contingent Investment, in any Person who conducts any Cannabis Activities other than in a jurisdiction where such Cannabis Activities would not violate or result in a breach of any applicable Cannabis Law. The Company and its Subsidiaries have instituted and maintained policies and procedures reasonably designed to ensure that the Company and its Subsidiaries do not (and do not hold any investment, other than Permitted Contingent Investments, in any Person that does) carry on any activities in, or distribute any products to, any jurisdiction where such activities or products are not in material compliance with all applicable federal, state, provincial or municipal laws.

(q)           Compliance with Cannabis Laws. Each of the Company and each of its Subsidiaries and their respective directors, officers and employees: (A) is and at all times has been in compliance in all material respects with all applicable statutes, rules, regulations, ordinances, orders, decrees, guidances, including, without limitation, all Cannabis Laws; (B) has not received any correspondence or notice from any Governmental Entity alleging or asserting material noncompliance with any Cannabis Laws or any licences, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto (collectively, “Cannabis Authorizations”); (C) possesses all Cannabis Authorizations required for the conduct of its business and such Cannabis Authorizations are valid and in full force and effect, and the Company, its Subsidiaries and all directors, officers and employees of each are not in violation of any term of any such Cannabis Authorization; (D) has not received notice of any pending or threatened claim, suit, proceeding, charge, hearing, enforcement, audit, investigation, arbitration or other action from any Governmental Entity or Third Party alleging that any operation or activity of the Company, its Subsidiaries or any of their directors, officers and/or employees is in violation of any Cannabis Laws or Cannabis Authorizations, and has no knowledge or reason to believe that any such Governmental Entity or Third Party is considering or would have reasonable grounds to consider any such claim, suit, proceeding, charge, hearing, enforcement, audit, investigation, arbitration or other action; and (E) has not received notice that any Governmental Entity has taken, is taking, or intends to take action to limit, suspend, modify or revoke any Health Canada Licence or other material Cannabis Authorizations and has no knowledge or reason to believe that any such Governmental Entity is considering taking or would have reasonable grounds to take such action. The execution, delivery and performance of the Transaction Documents and the transactions contemplated herein, will not have any material adverse impact on the Health Canada Licences or require the Company or any Subsidiaries to obtain any new licence or consent or approval under the Cannabis Laws.

(r)            All Necessary Permits. The Company and each of its Subsidiaries possesses all Permits and has made all declarations and filings with, all Governmental Entities, presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its businesses as currently conducted and all such Permits are in good standing, in each case except where the failure to possess such Permits would not, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of the Company, neither the Company nor any of its Subsidiaries is in violation of, or in default under, any of the Permits except where such violation or default could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any Permit except where such revocation or modification could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s)            Absence of Certain Changes. Except as set forth in the Public Disclosure Documents since April 1, 2023, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof) or financial condition of the Company or any of its Subsidiaries. Neither the Company nor, except as set forth in the Public Disclosure Documents, any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the sale of the Debentures and Warrants, will not be Insolvent, except as set forth in the Public Disclosure Documents. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not imminently engaging in any business or in any transaction, for which the Company's or such Subsidiary's remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted.

(t)            Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its constating documents, any certificate of designation, or bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, articles of incorporation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, except as could not, individually or in the aggregate, have a Material Adverse Effect, the Company is not in violation of any of the rules, regulations or requirements of the Nasdaq or the TSX. The Common Shares are listed and posted for trading on the TSX and the Nasdaq and no order ceasing or suspending trading in any securities of the Company or prohibiting the sale or issuance of the Common Shares or the trading of any of the Company's issued securities has been issued and, to the knowledge of the Company, no (formal or informal) proceedings for such purpose have been threatened or are pending. The Company is in material compliance with the policies and notices of the TSX and the Nasdaq. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(u)           Sarbanes-Oxley Act. The Company and each of its Subsidiaries is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective and applicable to the Company as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective and applicable to the Company as of the date hereof.

(v)           Transactions with Affiliates. Except as set forth in the Public Disclosure Documents, none of the current officers or directors of the Company and, to the knowledge of the Company, none of the Company's shareholders, the officers or directors of any shareholder of the Company, or any family member or Affiliate of any of the foregoing, has either directly or indirectly any interest in, or is a party to, any transaction, in each case, that is required to be disclosed as a related party transaction pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(w)          Indebtedness and Other Contracts. Except as disclosed in the Public Disclosure Documents, neither the Company nor any of its Subsidiaries, (i) has any material outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the Public Disclosure Documents which are not so disclosed in the Public Disclosure Documents, other than those incurred in the ordinary course of the Company's or its Subsidiaries' respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect.

(x)	Capitalization and Voting Rights.

(i)            The authorized share capital of the Company consists of an unlimited number of Common Shares and an unlimited number of Exchangeable Shares. As of April 30, 2024, the outstanding share capital of the Company consists of 73,965,576 Common Shares and 26,261,474 Exchangeable Shares.

(ii)           All of the Company's issued and outstanding Common Shares and Exchangeable Shares are duly authorized and have been validly issued as fully paid and non-assessable shares and were issued in compliance in all material respects with all securities Laws.

(iii)          Other than as disclosed in the Public Disclosure Documents, as at the date hereof, there are no contracts, commitments or agreements relating to voting or giving of written consents with respect to the Common Shares (i) between or among the Company and any of its shareholders; or (ii) to the knowledge of the Company, between or among any of the shareholders of the Company.

(iv)          No holder of Common Shares is entitled to any pre-emptive or any similar rights to subscribe for any Common Shares or other securities of the Company as a result of the execution of the Transaction Documents or consummation of transactions contemplated thereby.

(v)          Other than for BioSteel Sports Nutrition Inc., neither the Company nor any Subsidiary has any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement.

(vi)         Except as disclosed in the Public Disclosure Documents, as at the date hereof, there are no pre-emptive rights or similar rights to subscribe for any securities of the Company's Subsidiaries.

(y)          Organizational Documents. The Public Disclosure Documents include true, correct and complete copies of the Company's articles of amendment, as in effect on the date hereof, and the Company's bylaws, as in effect on the date hereof.

(z)           Internal Accounting and Disclosure Controls. Except as set forth in the Public Disclosure Documents, the Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act and in National Instrument 52-109 – Certification of Disclosure in Issuers' Annual and Interim Filings) that comply with the requirements of the Exchange Act and Canadian securities Laws and have been designed by, or under the supervision of, the Company's principal executive and principal financial officer, or Persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth in the Public Disclosure Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the applicable securities Laws) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the applicable securities Law is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the applicable securities Law, as applicable, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the applicable securities Laws is accumulated and communicated to the Company's management, including its principal/chief executive officer or officers and its principal/chief financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as set forth in the Public Disclosure Documents, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant or Governmental Entity relating to any potential material weakness or significant deficiency in any part of the internal control over financial reporting of the Company or any of its Subsidiaries.

(aa) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its filings, if any, pursuant to securities Laws and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(bb) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Debentures or Warrants, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Debentures or Warrants, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

(cc) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Debentures and Warrants to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with in all material respects.

(dd) Omnibus Plans. Each Equity Award granted by the Company under the Omnibus Plans, as applicable, was granted (i) in accordance with the terms of the applicable Omnibus Plan and (ii) with an exercise price at least equal to the fair market value of the Common Shares on the date such Equity Award would be considered granted under GAAP and applicable Law. No Equity Award granted under the Omnibus Plans, as applicable, has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, Equity Awards prior to, or otherwise knowingly coordinate the grant of Equity Awards with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(ee) No Additional Agreements. The Company does not have any agreement or understanding with the Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(ff) Data Privacy. The Company and its Subsidiaries are, and at all prior times were, in compliance with all applicable provincial, state and federal data privacy and security laws and regulations, including without limitation HIPAA and The Personal Information Protection and Electronic Documents Act, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with and currently are in compliance with, the GDPR (collectively, the “Privacy Laws”) except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. “Personal Data” means (i) a natural person's name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver's license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as "personally identifying information" under the Federal Trade Commission Act, as amended; (iii) "personal data" as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as "protected health information" under the Health Insurance Portability and Accountability Act and the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person's health or sexual orientation. To ensure material compliance with the Privacy Laws, the Company and its Subsidiaries have in place, materially comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable Laws, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable Laws in any material respect. The Company further represents that, except where such event would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, neither it nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(gg) Registration Rights. Except as disclosed in the Public Disclosure Documents, no holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement or the issuance of the Debentures or Warrants hereunder that could expose the Company to material liability or the Investor to any liability or that could impair the Company's ability to consummate the issuance and sale of the Debentures and Warrants in the manner, and at the times, contemplated hereby, which rights have not been waived by the holder thereof as of the date hereof.

Section 8. tax matters.

(a)           U.S. Persons. The Investor acknowledges that, if an Exchanging Investor is a United States person for U.S. federal income tax purposes, the Company must be provided with a correct taxpayer identification number (generally, a person’s social security or federal employer identification number) and certain other information on a properly completed and executed IRS Form W-9, which is provided herein on Exhibit E attached to this Agreement. The Investor further acknowledges that, if an Exchanging Investor is not a United States person for U.S. federal income tax purposes, the Company must be provided with the appropriate properly completed and executed IRS Form W-8, attesting to that non-U.S. Exchanging Investor’s foreign status and certain other information, including information establishing an exemption from withholding under Sections 1471 through 1474 of the Code. The Investor further acknowledges that any Exchanging Investor may be subject to 30% U.S. federal withholding or 24% U.S. federal backup withholding on certain payments or deliveries made to such Exchanging Investor unless such Exchanging Investor properly establishes an exemption from, or a reduced rate of, such withholding or backup withholding. Without limiting the generality of the foregoing, each Exchanging Investor hereby represents that it is able to receive any Transaction Consideration hereunder (including any amounts attributable to accrued and unpaid interest) without any U.S. withholding tax and is entitled to provide U.S. tax forms and required attachments indicating the same (including, where relevant, any certifications indicating that the Exchanging Investor fulfills the requirements of “portfolio interest exemption” as indicated in Exhibit E) and agrees to hold the Company and its agents harmless for the breach of such representation.

(b)           Excluded Obligation. For purposes of the Income Tax Act (Canada) (the “Tax Act”), and for greater certainty, the Existing Notes are an “excluded obligation” as defined in subsection 214(8) of the Tax Act.

(c)           Withholding Tax. The Company and each Exchanging Investor acknowledge that all payments or deliveries in connection with the Transaction made by or on behalf of the Company under or with respect to the Transaction Consideration are required to be made free and clear of and without withholding or deduction for or on account of any Taxes imposed or levied by or on behalf of the government of Canada, any province or territory of Canada or any political subdivision or any authority or agency therein or thereof having power to tax, unless such person is required to withhold or deduct Taxes by applicable law or by the interpretation or administration thereof. If any Taxes are required by applicable law to be deducted and withheld in connection with the Transaction Consideration hereunder, the Company shall within the time period for payment required by applicable law, pay to the appropriate governmental body the full amount of such Taxes, and make such reports and filings in connection therewith in the manner required. Where the Company deducts or withholds any amount of Taxes required to be deducted and withheld as contemplated herein, the Company shall be considered for all purposes hereof to have satisfied its obligation to make such amount of the payment and the amount so deducted or withheld shall be deemed to have been paid (or issued) to such Exchanging Investor hereunder, provided that the Company complies with its obligations to pay such amount to the applicable government authority within the time required.

Section 9. right of first refusal. From and after the Closing Date and for a period of four months thereafter (the “ROFR Term”), the Company hereby grants the Investor a right of first refusal to subscribe for, and to be issued, as the sole investor in any proposed non-brokered private placement that the Company wishes to complete during the ROFR Term (the “Proposed Private Placement”); provided, however, that the Investor shall subscribe for 100% of the Proposed Private Placement on the same terms and conditions contemplated in the Proposed Private Placement. The Investor shall exercise such right within two Business Days of the Investor’s receipt of notice from the Company of any Proposed Private Placement during the ROFR Term and the closing shall occur within five Business Days following the Investor’s receipt of notice from the Company of any Proposed Private Placement. For greater certainty, the rights set forth in this Section 9 do not apply to any at-the-market distribution.

Section 10. miscellaneous.

(a)           Waiver; Amendment. Neither this Agreement nor any provisions hereof may be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

(b)           Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof will be assignable by either the Company, on the one hand, or the Investor or any Exchanging Investor, on the other hand, without the prior written consent of the other party.

(c)           Further Instruments and Acts. Each of the parties to this Agreement agrees to execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to more effectively carry out the purposes of this Agreement.

(d)           Expenses. Each party shall be responsible for their own fees and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement and the transactions contemplated herein, provided that the Company shall pay the Investor’s reasonable and documented out-of-pocket legal fees and expenses up to a maximum of C$50,000 (exclusive of taxes and disbursements).

(e)           Governing Law. This Agreement shall be interpreted and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each of the parties irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of the courts of the Province of Ontario over any action or proceeding arising out of or relating to this Agreement, (ii) waives any objection that it might otherwise be entitled to assert to the jurisdiction of such courts and (iii) agrees not to assert that such courts are not a convenient forum for the determination of any such action or proceeding.

(f)            Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement.

(g)           Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed to be an original and all of which together will be deemed to be one and the same agreement. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including pdf format) will be effective as delivery of a manually executed counterpart hereof.

(h)           Notices. All notices and other communications to the Company provided for herein will be in writing and will be deemed to have been duly given if delivered personally or sent by nationally recognized overnight courier service or by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party may have hereafter specified by notice in writing to the other): (i) if to the Company, Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario K7A 0A8, Canada, Attention: Chief Legal Officer; and (ii) if to the Investor, the address provided on the signature page below.

(i)            Binding Effect. The provisions of this Agreement will be binding upon and accrue to the benefit of the parties hereto and the Exchanging Investors and their respective heirs, legal representatives, successors and permitted assigns.

(j)            Notification of Changes. The Investor hereby covenants and agrees to notify the Company upon the occurrence of any event prior to either Closing that would cause any representation, warranty, or covenant of the Investor, made on behalf of itself and each Exchanging Investor, contained in this Agreement to be false or incorrect.

(k)           Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

(l)            Entire Agreement. This Agreement, including all exhibits hereto, constitutes the entire agreement of the parties hereto with respect to the specific subject matter covered hereby, and supersedes in their entirety all other agreements or understandings between or among the parties with respect to such specific subject matter.

[The Remainder of This Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

Investor:

MMCAP International Inc. SPC
Legal Name

By:	/s/ Matthew Macisaac
	Name:	Matthew Macisaac
	Title:	Secretary, MM Asset Management Inc. Investment Advisor to MMCAP International Inc. SPC

Investor Address:	Taxpayer Identification Number:

Mourant Governance Service(Cayman)	98-0524470

94 Solaris Ave Camana Bay Box 1348	Telephone Number:

Grand Cayman, Cayman Islands KYl-1108	416-408-0997

Country (and, if applicable, State) of Residence:

Cayman Islands

Aggregate Principal Amount of Existing Convertible Notes to be Exchanged by All Exchanging Investors:

C$ 22,267,470

Aggregate Principal Amount of Existing Accretion Notes to be Exchanged by All Exchanging Investors:

C$ 5,295,905

[Signature Page to Exchange and Subscription Agreement]

canopy growth corporation

By:	/s/ Judy Hong
	Name:	Judy Hong
	Title:	Chief Financial Officer

[Signature Page to Exchange and Subscription Agreement]

EXHIBIT A

E xchanging Investor Information

(Complete the Following Form for Each Exchanging Investor)

Legal Name of Exchanging Holder:	MMCAP International Inc. SPC

Aggregate principal amount of Existing Convertible Notes to be exchanged:	C$22,267,470

Exchanging Holder’s Address:	Mourant Governance Service (Cayman)

94 Solaris Ave Camana Bay Box 1348

Grand Cayman, Cayman Islands KY1-1108

Telephone:	416-408-0997

Country (and, if applicable, State) of Residence:	Cayman Islands

Taxpayer Identification Number:	98-0524470

Legal Name of Exchanging Holder:	MMCAP International Inc. SPC

Aggregate principal amount of Existing Accretion Notes to be exchanged:	C$5,295,905

Exchanging Holder’s Address:	Mourant Governance Service(Cayman)

94 Solaris Ave Camana Bay Box 1348

Grand Cayman, Cayman Islands KY1-1108

Telephone:	416-408-0997

Country (and, if applicable, State) of Residence:	Cayman Islands

Taxpayer Identification Number:	98-0524470

R egistration of Debentures and Warrants

Legal Name:	GUNDYCO ITF MMCAP International Inc. SPC Account: 515-0001427

Address:	199 Bay St. CCW B2 Level Toronto ON M5J 1G9

A-1

EXHIBIT B

Debenture Certificate

See attached.

B-1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE COMMON SHARES, IF ANY, ISSUABLE UPON CONVERSION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

CANOPY GROWTH CORPORATION

SENIOR UNSECURED CONVERTIBLE DEBENTURE DUE MAY      , 2029

DEBENTURE

CERTIFICATE NUMBER: CD-____	PRINCIPAL AMOUNT: $96,358,375

CANOPY GROWTH CORPORATION, a company incorporated under the Canada Business Corporations Act and having its registered office at 1 Hershey Drive, Smiths Falls, ON, K7A 0A8, Canada (the “Borrower”), for value received, hereby acknowledges itself indebted and promises to pay to or to the order of Gundyco ITF MMCAP International Inc. SPC A/C 515-0001427, as nominee for MMCAP International Inc. SPC (hereinafter referred to as the “Lender” or the “Debentureholder”), the principal amount of $96,358,375 Canadian Dollars (the “Principal Amount”) in lawful money of Canada in the manner hereinafter provided at the foregoing address of the nominee, or at such other place or places as the Lender may designate by notice in writing to the Borrower, on May , 2029 (the “Maturity Date”), or such earlier date as the Principal Amount may become due and payable, and to pay interest to the Lender on the Principal Amount outstanding from time to time owing hereunder to the date of payment as hereinafter provided, both before and after maturity or demand, default and judgment.

Commencing on the Registration Effective Date (as defined herein), the Debentureholder has the right, from time to time and at any time prior to 5:00 p.m. (Eastern time) on the earlier of: (i) the third Business Day (as defined herein) immediately preceding the Maturity Date; (ii) the Business Day immediately preceding the Mandatory Conversion Date (as defined herein); and (iii) the Business Day prior to any repurchase of the Debenture in accordance with the terms hereof, to convert all or any portion of the outstanding Principal Amount into Shares (as defined herein), at a price equal to the Conversion Price (as defined herein), subject to adjustment in certain events.

Subject to the terms and conditions of this Debenture, unless the Lender exercises the Conversion Right (as defined herein), the Borrower exercises the Mandatory Conversion Right (as defined herein) attached to this Debenture or there is any repurchase of the Debenture in accordance with the terms hereof, the Principal Amount owing, or the portion of the Principal Amount which has yet to be converted, together with any accrued and unpaid interest owing thereon and all other amounts now or hereafter payable hereunder (collectively, the “Obligations”) shall be due and payable on the Maturity Date in accordance with the terms hereof. This Debenture is issued subject to the terms and conditions appended hereto as Schedule A.

(signature page follows)

IN WITNESS WHEREOF, the Borrower has caused this Debenture to be executed by a duly authorized officer and takes effect and is delivered on the date stated below.

DATED for reference this      day of May, 2024

CANOPY GROWTH CORPORATION

By:
Name: Judy Hong
Title: Chief Financial Officer Properly authorized representative

(See terms and conditions attached hereto)

Schedule A – Terms and Conditions for Senior Unsecured Convertible Debenture

ARTICLE 1 – INTERPRETATION

Section 1.1 Definitions

In this Debenture, the following terms shall have the following meanings:

(1)	“Additional Amounts” has the meaning attributed thereto in Section 9.1(b);

(2)           “Applicable Laws” means all applicable laws, rules, regulations, policies, statutes, ordinances, codes, orders, consents, decrees, judgments, decisions, rulings, awards of any governmental authority and the terms and conditions of any Authorizations, including any judicial or administrative interpretation thereof;

(3)           “Attribution Parties” means, collectively the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Closing Date, directly or indirectly managed or advised by the Debentureholder’s investment manager or any of its affiliates or principals, (ii) any direct or indirect affiliates of the Debentureholder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Debentureholder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Borrower’s Shares would or could be aggregated with the Debentureholder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of this definition is to subject collectively the Debentureholder and all other Attribution Parties to the Maximum Percentage;

(4)           “Authorization” means any regulatory approval, licence, permit, approval, consent, certificate, registration, filing or other authorization of or issued by any governmental authority, including any material licenses required in respect of the operation of the Borrower and Subsidiaries’ business;

(5)	“Borrower” means Canopy Growth Corporation;

(6)           “Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Toronto, Canada are authorized by law to close;

(7)	“Capital Reorganization” has the meaning attributed thereto in Section 4.3(5);

(8)	“Change of Control” means:

(a)	any transaction (whether by purchase, merger or otherwise) whereby a Person or Persons acting jointly or in concert (within the meaning of Applicable Laws) directly or indirectly acquires the right to cast, at a general meeting of shareholders of the Borrower, more than 50% of the votes attached to the Shares that may be ordinarily cast at a general meeting;

(b)	the Borrower’s arrangement, amalgamation, consolidation or merger with or into any other Person, or any merger of another Person into the Borrower, unless the holders of voting securities of the Borrower immediately prior to such arrangement, amalgamation, consolidation or merger hold securities representing 50% or more of the voting control or direction in the Borrower or the successor entity upon completion of the arrangement, amalgamation, consolidation or merger; or

(c)	any conveyance, transfer, sale lease or other disposition of all or substantially all of the Borrower’s and the Borrower’s subsidiaries’ assets and properties, taken as a whole, to another arm’s length Person.

(9)	“Change of Control Notice” has the meaning attributed thereto in Section 3.4;

(10)	“Closing Date” has the meaning set forth in the Subscription Agreement;

(11)	“Conversion Price” means $14.38 per Share, subject to adjustment in accordance with the adjustment provisions of Article 4;

(12)	“Conversion Right” has the meaning attributed thereto in Section 4.1;

(13)	“Current Market Price” has the meaning attributed thereto in Section 4.3(2);

(14)	“Debentureholder” means MMCAP International Inc. SPC;

(15)          “Debentures” means the senior unsecured convertible Debenture issued by the Borrower with a $96,358,375 principal amount maturing on the Maturity Date;

(16)	“dividends paid in the ordinary course” has the meaning attributed thereto in Section 4.3(3);

(17)	“Event of Default” has the meaning attributed thereto in Section 7.1;

(18)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(19)	“Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

(20)	“Indebtedness” has the meaning attributed thereto in Section 7.1;

(21)	“Interest Payment Date” means June 30 and December 31 of each year;

(22)	“Issue Date” has the meaning attributed thereto in Section 4.2(1);

(23)	“Lender” means MMCAP International Inc. SPC;

(24)	“Mandatory Conversion Date” has the meaning given to such term in Section 3.6;

(25)	“Mandatory Conversion Notice” has the meaning given to such term in Section 3.6;

(26)          “Mandatory Conversion Right” means the right attached to this Debenture which permits the Borrower to convert the Principal Amount into Shares in accordance with Section 3.6;

(27)          “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), or financial conditions of the Borrower and its Subsidiaries, taken as a whole, (ii) the authority or ability of the Borrower to perform any of its obligations hereunder, or (iii) the transactions contemplated hereby or any other agreements or instruments to be entered into in connection herewith or therewith;

(28)	“Maturity Date” means May , 2029;

(29)	“Maximum Percentage” has the meaning attributed thereto in Section 4.3;

(30)          “Merger” means any transaction (whether by way of consolidation, amalgamation, merger, transfer, sale or lease) whereby all or substantially all of the Borrower’s assets would become the property of any other Person, or, in the case of any such consolidation, amalgamation or merger, of the continuing corporation or other entity resulting therefrom;

(31)	“Minimum Share Payment Price” means USD$10.45;

(32)	“Per Share Cost” has the meaning attributed thereto in Section 4.3(2);

(33)          “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof;

(34)	“Proposed Financing” has the meaning attributed thereto in Section 9.13;

(35)          “Registration Effective Date” means date that the Registration Statement and any amendment is declared effective by the SEC registering the resale of the Shares issuable under the terms of the Debenture;

(36)          “Registration Statement” means a registration statement on Form S-3 to facilitate or register the resale of the Shares underlying this Debenture;

(37)	“Reported Outstanding Share Number” has the meaning ascribed thereto in Section 4.3;

(38)	“Rights Offering” has the meaning attributed thereto in Section 4.3(2);

(39)	“Rights Period” has the meaning attributed thereto in Section 4.3(2);

(40)	“ROFR Term” has the meaning attributed thereto in Section 9.13;

(41)	“SEC” means the United States Securities and Exchange Commission;

(42)          “Shares” means the common shares in the capital of the Borrower or the voting shares of the continuing corporation or other resulting issuer formed as a result of a Merger;

(43)          “Share Payment Price” means the VWAP for the trading day that is two (2) Business Days immediately prior to the applicable Interest Payment Date;

(44)	“Special Distribution” has the meaning attributed thereto in Section 4.3(3);

(45)          “Subscription Agreement” means the exchange and subscription agreement entered into between the Lender and Borrower dated May 2, 2024 in respect of the purchase and sale, among other things, of the Debentures;

(46)	“Subsidiary” has the meaning set forth in the Subscription Agreement;

(47)          “Taxes” means any present or future income and other taxes, levies, rates, royalties, deductions, withholdings, assessments, fees, dues, duties, imposts and other charges of any nature whatsoever, together with any interest and penalties, additions to tax and other additional amounts, levied, assessed or imposed by any governmental authority;

(48)          “trading day” means a day on which the TSX is open for trading (or if the Borrower’s Shares are not then listed on the TSX, such other recognized stock exchange or quotation system on which the Shares may trade or be quoted);

(49)	“TSX” means the Toronto Stock Exchange;

(50)	“USD$” means the lawful money of the United States of America;

(51)          “VWAP” means the per share volume weighted average trading price of the Shares for the applicable period (which must be calculated utilizing days in which the Shares actually trade) on the TSX (or if the Shares are no longer traded on the TSX, on such other exchange as the Shares are then traded); and

(52)	“$” means the lawful money of Canada.

Section 1.2 Headings

The inclusion of headings in this Debenture is for convenience of reference only and shall not affect the construction or interpretation hereof.

Section 1.3 Currency

Unless otherwise indicated, all amounts in this Debenture are stated and shall be paid in currency of Canada.

Section 1.4 Number, Gender and Persons

Unless the context otherwise requires, words importing the singular in number only shall include the plural and vice versa, words importing the use of gender shall include the masculine, feminine and neuter genders and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities.

Section 1.5 Severability

If any provision of this Debenture is determined by a Court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each such provision shall be interpreted in such a manner as to render them valid, legal and enforceable to the greatest extent permitted by Applicable Laws. Each provision of this Debenture is declared to be separate, severable and distinct.

Section 1.6 Entire Agreement

This Debenture, including any schedules attached hereto, and the Subscription Agreement constitute the entire agreement between the Borrower and the Lender relating to the subject matter hereof, and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements, understandings, conditions or collateral agreements, whether oral or written, express or implied, with respect to the subject matter hereof.

ARTICLE 2 – PAYMENT OF PRINCIPAL, INTEREST AND OTHER CONSIDERATIONS

Section 2.1 Repayment of Principal

Subject to the terms and conditions hereof, the Principal Amount outstanding on this Debenture, together with any accrued and unpaid interest owing thereon, shall be repaid by the Borrower to the Lender on the Maturity Date in cash.

Section 2.2 Interest Payable

The Principal Amount shall bear interest from the Closing Date at the rate of 7.50% per annum (calculated on the basis of a 360 day year based on the actual number of days elapsed including the first day, but excluding the day on which such calculation or payment is being made), payable in equal, semi-annual payments in arrears on June 30 and December 31 in each year, the first such payment to fall due on June 30, 2024 and the last such payment (representing interest payable from the last Interest Payment Date to, but excluding, the Maturity Date or the earlier date of conversion of this Debenture) to fall due on the Maturity Date or such earlier date of conversion, payable after as well as before maturity and after as well as before default, with interest on amounts in default or after maturity at the same rate, compounded semi-annually.

Notwithstanding the foregoing, after the Registration Effective Date, the Borrower may, at its option and upon notice to the Lender not less than five (5) Business Days prior to the applicable Interest Payment Date, elect to pay accrued and unpaid interest on the Principal Amount on any one or more of the first four Interest Payment Dates occurring after the Closing Date (being, for greater certainty, June 30, 2024, December 31, 2024, June 30, 2025 and December 31, 2025) by issuing and delivering to the Lender on the applicable Interest Payment Date that number of Shares obtained by dividing the accrued and unpaid interest amount to be paid as of the applicable Interest Payment Date by the applicable Share Payment Price (each such interest payment being a “Share Interest Payment”). Each Share Interest Payment shall be subject to (i) the approval of the TSX and (ii) the applicable Share Payment Price being greater than the Canadian Dollar equivalent of the Minimum Share Payment Price. Any payment required to be made on any day that is not a Business Day will be made on the next succeeding Business Day. If any fractional interest in a Share would, except for the provisions of this Section 2.2, be deliverable in respect of any Share Interest Payment, the Borrower shall, in lieu of delivering any certificate representing such fractional interest, make a cash payment to the Lender in an amount equal to the fractional interest which would have been issuable multiplied by the applicable Share Payment Price, provided, however, the Borrower shall not be required to make any payment of less than $1.00.

Section 2.3 Additional Interest Payable in Event of Default

If any Event of Default shall occur and be continuing for any reason, except for such Event of Default that can be cured by the Borrower within ten (10) Business Days from the date notice is provided to the Lender in accordance with Section 6.1(9) or as otherwise permitted by the Lender, additional interest on the Principal Amount outstanding under this Debenture and with respect to overdue principal and interest, shall be payable at the rate of two percent (2%) per annum, calculated and payable as aforesaid in Section 2.2 (or in advance at the option of the Borrower), from the date of the occurrence of an Event of Default, and shall be paid on the applicable Interest Payment Dates during the period that an Event of Default is continuing. Notwithstanding the foregoing, this Section 2.3 shall not apply to any Event of Default that has been cured or waived by the Lender.

Section 2.4 Rank

The Debenture will constitute direct unsecured obligations of the Borrower. Except as prescribed by law, this Debenture and all amounts owing hereunder rank pari passu with all other existing and future senior unsecured indebtedness of the Borrower and will be subordinate to all existing and future secured indebtedness of the Borrower.

ARTICLE 3 – REDEMPTION OR PURCHASE OF DEBENTURE

Section 3.1 Redemption by the Borrower

The Borrower shall not be permitted to redeem or repay this Debenture at any time prior to the Maturity Date without the prior written consent of the Debentureholder, in its sole and absolute discretion.

Section 3.2 Reserved.

Section 3.3 Redemption, Exchange or Conversion if Change of Control

The Borrower shall notify the Debentureholder of a Change of Control or Merger in accordance with Section 3.4, and the Debentureholder shall, in its sole discretion, have the right to require the Borrower to, either: (i) if following the Change of Control the Borrower or any new or successor issuer ceases to be a reporting issuer or its equivalent in any foreign jurisdiction, purchase the Debentures at a price equal to the outstanding Principal Amount together with accrued and unpaid interest payable in cash; or (ii) (A) if the Change of Control results in a new or successor issuer, or (B) if the company is acquired by a reporting issuer or its equivalent in any foreign jurisdiction, convert the Debenture into a replacement debenture of the new or successor issuer or the acquiring reporting issuer, as applicable, in the aggregate Principal Amount of the Debentures on substantially the same terms of this Debenture and the Conversion Price shall be adjusted to reflect the Change of Control; or (iii) convert the Debentures at the Conversion Price.

Section 3.4 Notice of Change of Control

Upon the occurrence of any event constituting a Change of Control or Merger, the Borrower shall give written notice to the Lender of such Change of Control or Merger as soon as reasonably possible prior to the effective date of any such Change of Control or Merger and in any event, not later than thirty (30) days after the consummation of a Change of Control or Merger (the “Change of Control Notice”).

Section 3.5 Purchases for Cancellation

The Borrower will have the right at any time and from time to time to purchase the Debenture in the market, by tender, or by private contract.

Section 3.6 Mandatory Conversion Right

(1)                     If, prior to the Maturity Date but only after the Registration Effective Date, the average closing price for the Shares for any consecutive ten trading day period is equal to or greater than 150% of the Conversion Price, as adjusted in accordance with this Debenture, the Borrower may force conversion, in whole or in part (at the sole and absolute discretion of the Borrower), of the Principal Amount outstanding (less any Taxes required by law to be deducted or withheld) under this Debenture at the Conversion Price, upon giving the Debentureholder thirty (30) days prior written notice (the “Mandatory Conversion Notice”). The Debentureholder may convert this Debenture in whole or in part into Shares at any time prior to 5:00 p.m. (Eastern Time) on the Business Day prior to the Mandatory Conversion Date.

(2)                     In the event that the Borrower exercises its right to mandatory conversion of all or a portion of the Principal Amount outstanding under this Debenture pursuant to Section 3.6(1), the effective date for the mandatory conversion (the “Mandatory Conversion Date”) shall be: (i) the date stipulated in the Mandatory Conversion Notice; or (ii) if no date is so stipulated in the Mandatory Conversion Notice, the date that is thirty (30) days following the date of such Mandatory Conversion Notice, and upon such Mandatory Conversion Date: (i) the Principal Amount stipulated to be converted in the Mandatory Conversion Notice (less any Taxes required by law to be deducted or withheld) shall be deemed to be converted into Shares at the then applicable Conversion Price; and (ii) the Debentureholder shall be entered in the books of the Borrower as at the Mandatory Conversion Date as the holder of such number of Shares. On the Mandatory Conversion Date, the Borrower shall pay the Debentureholder all applicable accrued and unpaid interest (less any tax required by law to be deducted or withheld) in cash.

ARTICLE 4 – CONVERSION

Section 4.1 Conversion Right.

(1)            Upon and subject to the terms and conditions hereinafter set forth, the Lender shall have the right (the “Conversion Right”), but not the obligation, at any time, and from time to time, up to and including earlier of: (a) the third Business Day immediately preceding the Maturity Date; (b) the Business Day immediately preceding the Mandatory Conversion Date; and (c) the Business Day prior to any repurchase of the Debenture in accordance with the terms hereof, to notify the Borrower that it wishes to (i) convert, for no additional consideration, all or any part of the Principal Amount of this Debenture (the “Converted Debenture Amount”) into that number of fully paid and non-assessable Shares that is equal to the Converted Debenture Amount divided by the Conversion Price in effect on the Issue Date (as hereinafter defined), provided that the Lender must convert the Principal Amount of this Debenture in a minimum amount of $50,000, unless the principal amount remaining is less than $50,000 in which case, the entire remaining amount shall be converted, and (ii) receive, in cash only, accrued and unpaid interest on the Principal Amount being converted. For greater certainty, if the Lender is electing to convert all or a portion of the Principal Amount, then the applicable amount of accrued and unpaid interest on the Principal Amount being converted must be paid by the Borrower up to, but excluding, the applicable date of conversion (the “Conversion Date”) in accordance with Article 2.

(2)            The Conversion Right shall extend only to the maximum number of whole Shares into which the Principal Amount of this Debenture or any part thereof may be converted in accordance with this Section 4.1. Fractional interests in Shares shall be adjusted in the manner provided in Section 4.5.

Section 4.2 Conversion Procedure

(1)            The Conversion Right may be exercised by the Lender by completing and signing the notice of conversion (the “Conversion Notice”) attached hereto as Schedule B and delivering the Conversion Notice and this Debenture to the Borrower. The Conversion Notice shall provide that the Conversion Right is being exercised, shall specify the Principal Amount being converted and shall set out the date (the “Issue Date”) on which Shares are to be issued upon the exercise of the Conversion Right (such date to be immediately after the Conversion Notice is issued and in any event within three (3) Business Days after the day the Conversion Notice is issued). The conversion shall be deemed to have been effected immediately prior to the close of business on the Issue Date and the Shares issuable upon conversion shall be deemed to be issued as fully paid and non-assessable at such time. On the Issue Date, the required number of Shares shall be issued and accrued and unpaid interest shall be paid to the Lender. If less than all of the Principal Amount of this Debenture is the subject of the Conversion Right, then on the Issue Date, the Borrower, if requested by the Lender, shall deliver to the Lender a replacement Debenture in the form hereof in the principal amount of the unconverted principal balance hereof, and this Debenture shall be cancelled. If the Conversion Right is being exercised in respect of the entire Principal Amount of this Debenture, this Debenture shall be cancelled and the Borrower will be released from all of its obligations and liabilities under this Debenture. With the Conversion Notice, the Lender shall provide the Borrower with its written calculation of the amount of accrued and unpaid interest on the Converted Debenture Amount pursuant to the Conversion Notice up to the date of that Conversion Notice and a per diem amount thereon.

Section 4.3 Adjustment of Conversion Price

The Conversion Price in effect at any date shall be subject to adjustment from time to time as follows:

(1)	If and whenever at any time prior to the Maturity Date, the Borrower shall:

(a)	subdivide or re-divide the outstanding Shares into a greater number of Shares;

(b)	reduce, combine or consolidate the outstanding Shares into a smaller number of Shares;

(c)	issue Shares (or securities convertible into or exchangeable for Shares) to the holders of all or substantially all of the outstanding Shares by way of stock dividend; or

(d)	make a distribution on its outstanding Shares payable in Shares or securities exchangeable for or convertible into Shares,

the Conversion Price in effect on the effective date of such subdivision, re-division, reduction, combination or consolidation or on the record date for such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution, as the case may be, shall, in the case of the events referred to in Sections 4.3(1)(a), (c) and (d) above, be decreased in proportion to the increase in the number of outstanding Shares resulting from such subdivision, re-division or dividend (including, in the case where securities convertible into or exchangeable for Shares are issued, the number of Shares that would have been outstanding had such securities been converted into or exchanged for Shares on such effective or record date) or shall, in the case of the events referred to in Section 4.3(1)(b) above, be increased in proportion to the decrease in the number of outstanding Shares resulting from such reduction, combination or consolidation on such effective or record date. Such adjustment shall be made successively whenever any event referred to in this Section 4.3(1) shall occur. Any such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution shall be deemed to have been made on the record date for the stock dividend or other distribution for the purpose of calculating the number of outstanding Shares under Sections 4.3(2) and (3); to the extent that any such securities are not converted into or exchanged for Shares prior to the expiration of the conversion or exchange right, the Conversion Price shall be readjusted effective as at the date of such expiration to the Conversion Price which would then be in effect based upon the number of Shares actually issued on the exercise of such conversion or exchange right.

(2)            If and whenever at any time prior to the Maturity Date, the Borrower shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Shares entitling them, for a period expiring not more than forty-five (45) days after such date of issue (such period from the record date to the date of expiry being referred to in this Section 4.3(2) as the “Rights Period”), to subscribe for or purchase Shares (or securities convertible into or exchangeable for Shares) (such subscription price per Share (inclusive of any cost of acquisition of securities exchangeable for or convertible into Shares in addition to any direct cost of Shares) being referred to in this Section 4.3(2) as the “Per Share Cost”), the Borrower shall give written notice to the Lender with respect thereto (any of such events herein referred to as a “Rights Offering”), and the Lender shall have fifteen (15) days after receipt of such notice to elect to convert any or all of the Principal Amount of this Debenture into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Debenture. If the Lender elects to convert any or all of the Principal Amount of this Debenture, such conversion shall occur immediately prior to the record date for the issuance of such rights, options or warrants. If the Lender elects not to convert any of the Principal Amount of this Debenture, there shall continue to be an adjustment to the Conversion Price as a result of the issuance of such rights, options or warrants, in the manner hereinafter provided. The Conversion Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:

(a)	the numerator of which is the aggregate of:

(i)	the number of Shares outstanding as of the record date for the Rights Offering; and

(ii)	the number determined by dividing the product of the Per Share Cost and:

(A)	where the event giving rise to the application of this Section 4.3(2) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase additional Shares, the number of Shares so subscribed for or purchased during the Rights Period, or

(B)	where the event giving rise to the application of this Section 4.3(2) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Shares, the number of Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price (as hereinafter defined) of the Shares as of the record date for the Rights Offering; and

(b)	the denominator of which is

(i)	in the case described in subparagraph 4.3(2)(a)(ii)(A), the number of Shares outstanding, or

(ii)	in the case described in subparagraph 4.3(2)(a)(ii)(B), the number of Shares that would be outstanding if all the Shares described in subparagraph 4.3(2)(a)(ii)(B) had been issued,

as at the end of the Rights Period.

“Current Market Price” of the Shares at any date, means the VWAP at which the Shares have traded on the TSX or, if the Shares are not listed on any stock exchange, then on the over-the-counter market, for any twenty (20) consecutive trading days selected by the Borrower commencing not later than forty-five (45) trading days and ending no later than five (5) trading days before such date; provided, however, if such Shares are not traded during such forty-five (45) day period for at least twenty (20) consecutive trading days, the simple average of the following prices established for each of twenty (20) consecutive trading days selected by the Borrower commencing not later than forty-five (45) trading days before such date:

(a)	the average of the bid and ask prices for each day on which there was no trading, and

(b)	the closing price of the Shares for each day that there was trading,

or in the event that at any date the Shares are not listed on the TSX or on the over-the-counter market, the current market price shall be as determined by the directors of the Borrower or such firm of independent chartered accountants as may be selected by the directors of the Borrower, acting reasonably, and in good faith in their sole discretion.

Any Shares owned by or held for the account of the Borrower or its Subsidiaries or affiliate (as defined in the Securities Act (Ontario)) of the Borrower will be deemed not to be outstanding for the purpose of any such computation under this Section 4.3(2).

If by the terms of the rights, options or warrants referred to in this Section 4.3(2), there is more than one purchase, conversion or exchange price per Share, the aggregate price of the total number of additional Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of

(c)	the lowest purchase, conversion or exchange price per Share, as the case may be, if such price is applicable to all Shares which are subject to the rights, options or warrants, and

(d)	the average purchase, conversion or exchange price per Share, as the case may be, if the applicable price is determined by reference to the number of Shares acquired.

To the extent that any adjustment in the Conversion Price occurs pursuant to this Section 4.3(2) as a result of the fixing by the Borrower of a record date for the distribution of rights, options or warrants referred to in this Section 4.3(2), the Conversion Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

If the Lender has exercised its Conversion Right in accordance herewith during the Rights Period, the Lender will, in addition to the Shares to which it is otherwise entitled upon such exercise, be entitled to that number of additional Shares equal to the result obtained when the difference, if any, between the Conversion Price in effect immediately prior to, and the Conversion Price in effect immediately following the end of such Rights Offering pursuant to this Section 4.3(2), is multiplied by the number of Shares received upon the exercise of the Conversion Right during such period, and the resulting product is divided by the Conversion Price as adjusted for such Rights Offering pursuant to this Section 4.3(2); provided that no fractional Shares will be issued. Such additional Shares will be deemed to have been issued to the Lender immediately following the end of the Rights Period and a certificate for such additional Shares will be delivered to the Lender within ten (10) Business Days following the end of the Rights Period.

(3)            If and whenever at any time prior to the Maturity Date, the Borrower shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Shares of (i) shares of any class other than Shares (or other than securities convertible into or exchangeable for Shares), or (ii) rights, options or warrants (other than rights, options or warrants referred to in Section 4.3(2)), or (iii) evidences of its indebtedness, or (iv) assets (other than dividends paid in the ordinary course) then, in each such case, the Borrower shall give written notice to the Lender with respect thereto, and the Lender shall have fifteen (15) days after receipt of such notice to elect to convert any or all of the Principal Amount of this Debenture into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Debenture. If the Lender elects to convert any or all of the Principal Amount of this Debenture, such conversion shall occur immediately prior to the record date for the making of such distribution. If the Lender elects not to convert any of the Principal Amount of this Debenture, there shall continue to be an adjustment to the Conversion Price as a result of the making of such distribution, (herein referred to as a “Special Distribution”) determined in the manner hereafter set out. In this Section 4.3(3) the term “dividends paid in the ordinary course” shall include the value of any securities or other property or assets distributed in lieu of cash dividends paid in the ordinary course at the option of shareholders.

The Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price in effect on such record date by a fraction:

(a)	the numerator of which is:

(i)	the product of the number of Shares outstanding on such record date and the Current Market Price of the Shares on such record date; less

(ii)	the aggregate fair market value (as determined by action by the directors of the Borrower, acting reasonably) to the holders of the Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

(b)	the denominator of which is the number of Shares outstanding on such record date multiplied by the Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Borrower or its Subsidiaries or affiliate of the Borrower will be deemed not to be outstanding for the purpose of any such computation.

(4)            In the case of any reclassification of, or other change in, the outstanding Shares pursuant to a Merger, if the Lender elects not to redeem this Debenture in accordance with Section 3.3, the Lender may elect, prior to the effective date of such Merger, to convert any or all of the Principal Amount of this Debenture into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Debenture. To exercise such right the Lender must provide a notice in writing to the Borrower no later than seven (7) days prior to the effective date of such Merger, failing which the Lender’s right to convert this Debenture as a consequence of such Merger shall cease. If the Lender elects to convert any or all of the Principal Amount of this Debenture, such conversion shall occur immediately prior to the effective date of such Merger. If the Lender elects not to convert any of the Principal Amount of this Debenture, the Conversion Price in effect after the effective date of such Merger shall be increased or decreased, as the case may be, in proportion to any decrease or increase in the number of outstanding Shares resulting from such Merger so that the Lender, upon exercising the Conversion Right after the effective date of such Merger, will be entitled to receive the aggregate number of Shares or other securities, if any, which the Lender would have been entitled to receive as a result of such Merger if, on the effective date thereof, the Lender had been the registered holder of the number of Shares to which the Lender was theretofore entitled upon exercise of the Conversion Right.

(5)            In the case of any reclassification of, or other change in, the outstanding Shares (other than a change referred to in Section 4.3(1), Section 4.3(2), Section 4.3(3) or 4.3(4) hereof), the Conversion Price shall be adjusted in such manner, if any, and at such time, as the Board of Directors of the Borrower determines to be appropriate on a basis consistent with the intent of this Section 4.3; provided that if at any time a dispute arises with respect to adjustments provided for in this Article 4, such dispute will be conclusively determined by the auditors of the Borrower or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Borrower, acting reasonably, and any such determination will be binding on the Borrower and the Lender. The Borrower will provide such auditors or accountants with access to all necessary records of the Borrower. If and whenever at any time after the date hereof there is a reclassification or redesignation of the Shares outstanding at any time or change of the Shares into other shares or into other securities (other than as set out in Section 4.3(1), (2), (3) or (4)), or a consolidation, amalgamation or merger of the Borrower with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification or redesignation of the outstanding Shares or a change of the Shares into other shares and other than as set forth in Section 4.3(4)), or a transfer of the undertaking or assets of the Borrower as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Lender, upon the exercising the Conversion Right, after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Shares to which the Lender was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property, if any, which the Lender would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Lender had been the registered holder of the number of Shares to which such Lender was theretofore entitled upon exercise of the Conversion Right. If determined appropriate by action of the directors of the Borrower, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 4.3 with respect to the rights and interests thereafter of the Lender to the end that the provisions set forth in this Section 4.3 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of the Conversion Right. Any such adjustment must be made by and set forth in an amendment to this Debenture approved by action by the directors of the Borrower, acting reasonably, and will for all purposes be conclusively deemed to be an appropriate adjustment.

(6)            In any case in which this Section 4.3 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Borrower may defer, until the occurrence of such event, issuing to the Lender before the occurrence of such event, the additional Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Borrower shall deliver to the Lender an appropriate instrument evidencing the Lender’s right to receive such additional Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Shares declared in favour of holders of record of Shares on and after the Issue Date or such later date as the Lender would, but for the provisions of this Section 4.3(6), have become the holder of such additional Shares pursuant to Section 4.3(2).

(7)           The adjustments provided for in this Section 4.3 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this Section 4.3(7) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

Section 4.4 Limitations on Conversions

Notwithstanding anything to the contrary in this Debenture, in no event (including, for greater certainty, on maturity) shall the Borrower issue, be required to issue or be deemed to have issued a number of Shares upon conversion, payment or otherwise pursuant to this Debenture (including, for greater certainty on account of any principal, interest, or any other amount, if any), and the Debentureholder shall not have the right to convert or receive payment (on maturity or otherwise) in respect of any portion of this Debenture pursuant to the terms and conditions this Debenture and any such conversion or payment shall be null and void and treated as if never made, in each case, to the extent that after giving effect to such conversion or payment, as the case may be, the Debentureholder together with the other Attribution Parties collectively would beneficially own or exercise control or direction over, directly or indirectly in excess of 4.99% (the “Maximum Percentage”) of the Shares outstanding immediately after giving effect to such conversion or payment, as the case may be. In the event that the issuance of Shares under this Debenture on the Maturity Date (and not prior to) would result in Debentureholder (collectively with any other Attribution Parties) beneficially owning or being able to exercise control or direction over, directly or indirectly, the Maximum Percentage of the Shares outstanding immediately after giving effect to such conversion or issuance, such number of Shares up to but not in excess of the Maximum Percentage shall be issued and after such number of Shares have been issued, this Debenture and any remaining amounts outstanding hereunder shall be automatically deemed to be surrendered and cancelled. For purposes of this paragraph, the aggregate number of Shares beneficially owned by the Debentureholder and the other Attribution Parties shall include the number of Shares held by the Debentureholder and all other Attribution Parties plus the number of Shares issuable upon conversion of this Debenture (or any payment made in Shares in connection with this Debenture) with respect to which the determination of such sentence is being made, but shall exclude Shares which would be issuable upon (a) conversion of the remaining, nonconverted portion of this Debenture beneficially owned by the Debentureholder or any of the other Attribution Parties and (b) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Borrower (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by the Debentureholder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained herein. For purposes of this Debenture, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of determining the number of outstanding Shares the Debentureholder may acquire hereunder without exceeding the Maximum Percentage, the Debentureholder may rely on the number of outstanding Shares as reflected in the most recent of (x) the Borrower’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Borrower or (z) any other written notice by the Borrower or its transfer agent, if any, setting forth the number of Shares outstanding (the “Reported Outstanding Share Number”). If the Borrower receives a Conversion Notice from the Debentureholder at a time when the actual number of outstanding Shares is less than the Reported Outstanding Share Number, the Borrower shall notify the Debentureholder in writing of the number of Shares then outstanding and, to the extent that such conversion notice would otherwise cause the Debentureholder’s beneficial ownership to exceed the Maximum Percentage, Debentureholder must notify the Borrower of a reduced number of Shares to be converted pursuant to such conversion notice. For any reason at any time, upon the written or oral request of the Debentureholder, the Borrower shall within two Business Days confirm orally and in writing or by electronic mail to the Debentureholder the number of Shares then outstanding. In any case, the number of outstanding Shares shall be determined after giving effect to the conversion or exercise of securities of the Borrower, including the Debenture, by the Debentureholder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of Shares to the Debentureholder upon conversion of the Debenture or payment of interest in Shares results in the Debentureholder and the other Attribution Parties being deemed to beneficially own or exercise control or direction over, directly or indirectly, in the aggregate, more than the Maximum Percentage of the number of outstanding Shares (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Debentureholder and the other Attribution Parties’ aggregate beneficial ownership or control exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Debentureholder shall not have the power to vote or to transfer the Excess Shares. The provisions of this paragraph shall be construed and implemented in strict conformity with the terms of this Section 4.4 to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 4.4 or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived whatsoever and shall apply to a successor holder of this Debenture.

Section 4.5 No Requirement to Issue Fractional Shares

The Borrower shall not be required to issue fractional Shares upon the conversion of this Debenture or any amounts owing hereunder. If any fractional interest in a Share, would, except for the provisions of this Section 4.5, be deliverable upon the conversion of any amount hereunder, the number of Shares to be issued shall be rounded down to the nearest whole Share and no consideration shall be payable for the fractional interest in a Share so reduced.

Section 4.6 Borrower to Have Shares Available

The Borrower covenants with the Lender that it will at all times reserve and keep available out of its authorized Shares, solely for the purpose of issue upon exercise of the Conversion Right, and have available to allot to the Lender, such number of Shares as shall then be issuable upon the conversion of this Debenture. The Borrower covenants with the Lender that all Shares which shall be so issuable in accordance with the terms of this Debenture shall be duly and validly issued as fully paid and non-assessable upon issuance.

Section 4.7 Certificate as to Adjustment

The Borrower shall from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 4.3, deliver an officer’s certificate to the Lender specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Subject to the dispute resolution procedure in Section 4.3(5), such certificate shall be binding and determinative of the adjustment to be made, absent manifest error.

Section 4.8 Shareholder of Record

For all purposes, on the Issue Date the Lender shall be deemed to have become the holder of record of the Shares into which the Converted Debenture Amount is converted in accordance with Section 4.2.

Section 4.9 Resale Restrictions, Legending and Disclosure

By its acceptance hereof the Lender acknowledges that this Debenture and the Shares issuable upon conversion hereof will be subject to certain resale restrictions under Applicable Laws, and the Lender agrees to comply with all such Applicable Laws. The Lender further acknowledges and agrees that all Share certificates will bear the legend substantially in the form set forth on the face page hereof and any other legends required by Applicable Laws and the TSX. The Lender acknowledges that the Borrower will be required to provide to the applicable securities regulatory authorities the identity and other personal information of the Lender and its principals and the Lender hereby agrees thereto.

ARTICLE 5 – RIGHTS OF DEBENTUREHOLDER

Section 5.1 Distribution on Dissolution, Etc.

Subject to Applicable Law and the rights of any holders of any secured debt ranking in priority to the Lender, upon any sale, in one transaction or a series of transactions, of all, or substantially all, of the assets of the Borrower or distribution of the assets of the Borrower upon any dissolution or winding-up or total liquidation of the Borrower, whether in bankruptcy, liquidation, re-organization, insolvency, receivership or other similar proceedings or upon an assignment to or for the benefit of creditors of the Borrower or otherwise any payment or distribution of assets of the Borrower, whether in cash, property or security, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee of or for the benefit of creditors or other liquidating agent of the Borrower making such payment or distribution, directly to the holder of the Debenture or its representatives, to the extent necessary, to pay all obligations pursuant to the Debenture in full.

Section 5.2 Certificate Regarding Creditors

Upon any payment or distribution of assets of the Borrower referred to in Section 5.1 above, the Debentureholder shall be entitled to rely upon a certificate of the trustee in bankruptcy, receiver, assignee of or for benefit of creditors, liquidator or other liquidating agent of the Borrower making such payment or distribution, delivered to the Debentureholder, for the purpose of ascertaining the persons entitled to participate in such distribution, and other indebtedness of the Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 5.2.

Section 5.3 Rights of Debentureholder Reserved

Nothing contained in this Article 5 or elsewhere in this Debenture is intended to or shall impair, as between the Borrower and the Debentureholder, the obligation of the Borrower, which is absolute and unconditional, to pay to the Debentureholder the Principal Amount and interest thereon, as and when the same shall become due and payable in accordance with their terms, nor shall anything herein prevent the Debentureholder from exercising all remedies otherwise permitted by Applicable Law upon the occurrence and continuance of an Event of Default.

Section 5.4 Payment of Debenture Permitted

Nothing contained in this Debenture shall:

(a)	prevent the Borrower from making payments of the Principal Amount, interest and other amounts to the Debentureholder under this Debenture as herein provided;

(b)	prevent the conversion of this Debenture into Shares as herein provided or as otherwise permitted according to law, including in connection with a bankruptcy, reorganization, insolvency, or other arrangement with creditors, of the Borrower; and

(c)	prevent the redemption of this Debenture by the Borrower as herein provided or as otherwise permitted according to Applicable Law.

ARTICLE 6 – COVENANTS OF THE BORROWER

Section 6.1 Positive Covenants

The Borrower covenants and agrees that:

(1)            Maintain Corporate Existence. The Borrower shall maintain its corporate existence, and preserve its rights, powers, licenses and privileges which are necessary or material to the conduct of its business, and not materially change the nature of its business;

(2)           Compliance with Laws. Each of the Borrower and its Subsidiaries shall comply in all material respects with all Applicable Laws, except for such contraventions or violations that would not reasonably be expected to result in a Material Adverse Effect;

(3)           Maintain Books and Records. The Borrower shall, and shall cause each of its Subsidiaries to, keep adequate and accurate records and books of account in which complete entries will be made reflecting all financial transactions and prepare its financial statements in accordance with generally accepted accounting principles;

(4)           Payment of Taxes. Each of the Borrower and its Subsidiaries shall pay and discharge promptly all Taxes assessed or imposed upon it or its property as and when the same become due and payable save and except where (i) it contests in good faith the validity thereof by proper legal proceedings or (ii) the failure to make such payment would not reasonably be expected to result in a Material Adverse Effect;

(5)           Payment of Obligations. The Borrower shall pay all principal, interest and other amounts owing to the Lender hereunder promptly when due;

(6)           Performance of Covenants. The Borrower shall promptly perform and satisfy all covenants and obligations to be performed by it under this Debenture;

(7)           Insurance. Each of the Borrower and its Subsidiaries shall maintain in force insurance policies with reputable insurance companies with respect to its properties and business against such casualties and contingencies, of such types, on such terms and in such amounts as is customary in the case of similarly situated entities engaged in the same or a similar business operating in the same or similar locations;

(8)           Maintain Listing. The Borrower shall use reasonable commercial efforts to maintain the listing of the Shares on at least one recognized stock exchange and maintain the Borrower’s status as a reporting issuer or its equivalent in any foreign jurisdiction in accordance with the requirements of Applicable Laws; and

(9)           Notice of Event of Default. The Borrower shall promptly, and in any event within ten (10) Business Days after a responsible officer of the Borrower becoming aware, give notice to the Lender of the existence of any Event of Default that is continuing.

Section 6.2 Negative Covenants

The Borrower covenants and agrees that, without the prior written consent of the Debentureholder:

(1)           Distributions. The Borrower shall not declare, pay or make any dividend or other distribution on any shares in the capital of the Borrower or authorize the repurchase of any shares in the capital of the Borrower other than in connection with a normal course issuer bid conducted by the Borrower;

(2)           Related Party Transactions. The Borrower shall not enter into any contract or transaction with any related party except for (a) the purchase and/or sale of goods and/or services at fair market value or with Subsidiaries; (b) the issuance of securities of the Borrower; (c) amendments to the terms of previously issued securities that are approved by the TSX; (d) internal reorganizations that are not otherwise prohibited hereunder; (e) providing equity-based compensation to employees, officers or directors, or persons occupying similar roles; and (f) other transactions in the ordinary course of the business of the Borrower and/or its Subsidiaries; and

(3)           Mergers. The Borrower shall not enter into any Merger unless:

(a)	the continuing corporation or other entity formed by the applicable consolidation, amalgamation or merger, or the Person that acquires by transfer, sale or lease all or substantially all of the assets of the Borrower, as the case may be, executes and delivers to the Lender its assumption in writing of the due and punctual performance and observance of each covenant and condition of this Debenture; and

(b)	no Event of Default is continuing on the date of such transaction or would occur as a result of such transaction.

ARTICLE 7 – EVENTS OF DEFAULT

Section 7.1 Events of Default

(1)           Any of the following shall constitute an Event of Default under this Debenture (each an “Event of Default”):

(a)	the Principal Amount owing hereunder shall not be paid when due;

(b)	if the Borrower fails to pay when due any interest or other amount owing by the Borrower to the Lender within seven (7) days of being due;

(c)	if the Borrower breaches any representation contained herein, fails to make any payment or to observe, perform or comply with any term, covenant, condition or obligation of the Borrower contained herein or is otherwise in default of any of the provisions contained herein (other than referred in subparagraphs (a) and (b) of this Section 7.1) and such default, if capable of being remedied, is not remedied within thirty (30) Business Days after the Borrower receives written notice of such default from the Lender;

(d)	the Borrower defaults in the performance of or compliance with any covenant, condition or term in the Subscription Agreement and such default remains unremedied for a period of thirty (30) Business Days after Borrower receives written notice of such default from the Lender;

(e)	if any representation or warranty of the Borrower in the Subscription Agreement proves to be untrue in any material respect as at such time as such representation and warranty was made by the Borrower and such default remains unremedied for a period of thirty (30) Business Days after Borrower receives written notice of such default from the Lender;

(f)	if the Borrower shall generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due or if a decree or order of a court having jurisdiction is entered adjudging the Borrower a bankrupt or insolvent, and any such decree or order continues unstayed and in effect for a period of sixty (60) days;

(g)	if the Borrower shall apply for, consent to or acquiesce in the appointment of a trustee, receiver, or other custodian for the Borrower or for a substantial part of the property thereof, or make a general assignment for the benefit of creditors;

(h)	if the Borrower shall, in the absence of such application, consent or acquiescence in Section 7.1(1)(g), become subject to the appointment of a trustee, receiver, or other custodian for the Borrower or for a substantial part of the property thereof, or have a distress, execution, attachment, sequestration or other legal process levied or enforced on or against all or substantially all of the property of the Borrower;

(i)	if the Borrower shall permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower and, if any such case or proceeding is not commenced by the Borrower, such case or proceeding, if contested by the Borrower is not dismissed within one hundred and twenty (120) days;

(j)	any event occurs in relation to the Borrower which is similar or analogous to those set out in Section 7.1(1)(f) to Section 7.1(1)(i) under the laws of any applicable jurisdiction;

(k)	there is a disposition or expropriation of all or substantially all of the property of the Borrower;

(l)	the Borrower fails to pay one or more final and non-appealable judgments rendered against and aggregating in excess of USD$100,000,000 (to the extent not covered by insurance), which judgements are not discharged or effectively waived or stayed for a period of sixty (60) consecutive days; or

(m)	any notes, debenture, bonds or other indebtedness for money borrowed (excluding amounts outstanding under this Debenture) having an aggregate principal amount of at least USD$200,000,000 (or its equivalent in any other currency or currencies determined at the then current exchange rate) or more (hereinafter called “Indebtedness”) of the Borrower shall become prematurely repayable following default, or steps are taken to enforce any security therefor, or the Borrower defaults in the repayment of any such Indebtedness at the maturity thereof or (in the case of Indebtedness due on demand) on demand, or, in either case, at the expiration of any applicable grace period therefor, (if any) or any guarantee of or indemnity in respect of any Indebtedness of others given by the Borrower shall not be honored when due and called upon.

(2)           If an Event of Default described in Section 7.1(1)(f), Section 7.1(1)(g), Section 7.1(1)(h), Section 7.1(1)(i), or Section 7.1(1)(j) shall occur and be continuing, the entire unpaid Principal Amount of this Debenture, and all accrued and unpaid interest on this Debenture shall become immediately due and payable without any declaration or other act on the part of the Lender. Upon the occurrence and continuance of any Event of Default described in Section 7.1(1)(a), Section 7.1(1)(b), Section 7.1(1)(c), Section 7.1(1)(d), Section 7.1(1)(e), Section 7.1(1)(k), Section 7.1(1)(l) or Section 7.1(1)(m), the Lender, upon notice in writing to the Borrower, may proceed to protect, enforce, exercise and pursue any and all rights and remedies available to the Lender under this Debenture, at law or in equity.

Section 7.2 Waiver of Default

Upon the occurrence and continuance of any Event of Default hereunder the Lender shall have the power to waive any Event of Default and the Lender shall thereupon be deemed to have waived the Event of Default upon such terms and conditions as shall be prescribed in such waiver.

ARTICLE 8 – MUTILATION, LOSS, THEFT OR DESTRUCTION OF DEBENTURE CERTIFICATE

In case this Debenture certificate shall become mutilated or be lost, stolen or destroyed, the Borrower, shall issue and deliver, a new replacement Debenture certificate upon surrender and cancellation of the mutilated Debenture certificate or, in the case of a lost, stolen or destroyed Debenture certificate, in lieu of and in substitution for the same. In the case of loss, theft or destruction, the applicant for a substituted Debenture certificate shall furnish to the Borrower such evidence of the loss, theft or destruction of the Debenture certificate as shall be satisfactory to the Borrower in its discretion and shall also furnish an indemnity and surety bond satisfactory to the Borrower in its discretion. The applicant shall pay all reasonable expenses incidental to the issuance of any substituted Debenture certificate.

ARTICLE 9 – GENERAL

Section 9.1 Taxes, etc.

All payments made by the Borrower to the Lender under this Debenture shall be made free and clear of, and without deduction for or on account of, any Taxes now or hereafter imposed by any official body in any jurisdiction. If any Taxes are required to be withheld or deducted from any amounts payable by the Borrower to the Lender hereunder, the Borrower shall:

(a)	within the time period for payment permitted by Applicable Law, pay to the appropriate governmental body the full amount of such Taxes and any additional Taxes in respect of the payment required under Section 9.1(b) hereof and make such reports and filings in connection therewith in the manner required by Applicable Law; and

(b)	pay to the Lender an additional amount (“Additional Amounts”) which (after deduction of all Taxes incurred by reason of the payment or receipt of such Additional Amount) will be sufficient to yield to the Lender the full amount which would have been received by it had no deduction or withholding been made.

However, the foregoing obligations to pay Additional Amounts does not apply to:

(c)	any Canadian withholding Taxes imposed on a payment to a Lender or beneficial owner of the Debenture (or the right to receive interest payable on the Debenture) by reason of the Borrower not dealing at arm’s length (within the meaning of the Income Tax Act (Canada)) with such Lender or beneficial owner of Debenture (or the right to receive interest payable on the Debenture) at the time of the payment;

(d)	any Canadian withholding Taxes imposed on a payment to a Lender or beneficial owner of Debenture by reason of such Lender or beneficial owner being a “specified shareholder” of the Borrower (as defined in subsection 18(5) of the Income Tax Act (Canada)) or by reason of such Lender or beneficial owner not dealing at arm’s length with a specified shareholder of the Borrower;

(e)	any withholding Taxes imposed on a payment to a Lender, former Lender or beneficial owner of Debenture by reason of such Lender’s, former Lender ’s or beneficial owner’s failure to comply with any certification, identification, information, documentation or other reporting requirement if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from, or a reduction in the rate of deduction or withholding of, such Taxes; or

(f)	Taxes imposed on or measured by net income or net profits (however denominated), franchise Taxes, and branch profits Taxes, in each case (i) imposed as a result of such Lender being organized under the laws of, or having its principal office, or in the case of any Lender, its applicable lending office, located in the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) Taxes imposed as a result of a present or former connection between such Lender and the jurisdiction imposing such Tax.

Upon the request of the Lender, the Borrower shall furnish to the Lender the original or a certified copy of a receipt for (or other satisfactory evidence as to) the payment of each of the Taxes (if any) payable in respect of such payment. If the Lender receives a refund of any Taxes with respect to which the Borrower has paid any additional amount under this Section 9.1, the Lender shall pay over such refund to the Borrower. For greater certainty, nothing herein is intended to require payment by the Borrower to or for the Lender in respect of any Taxes payable by the Lender in respect of Taxes on the Lenders’ own income, capital, capital gains, dividends, or other earnings realized pursuant to payments made pursuant to the terms of this Debenture.

Section 9.2 Notice

Any demand, notice, direction or other communication to be made or given hereunder (in each case, “Communication”) shall be in writing and shall be made or given by personal delivery, by courier or email transmission, or sent by registered mail, charges prepaid, addressed to the Borrower and the Lender respectively as follows:

(a)	if to the Borrower:

Canopy Growth Corporation 1 Hershey Drive

Smith Falls, ON, K7A 0A8

Attention: Christelle Gedeon

Email: contracts@canopygrowth.com

With a copy to (which shall not constitute notice)

Cassels Brock & Blackwell LLP

Suite 3200, Bay Adelaide Centre – North Tower

40 Temperance St.

Toronto, Ontario, M5h 0B4

Attention: Johnathan Sherman

Email: jsherman@cassels.com

(b)	if to the Lender:

MMCAP International Inc. SPC

c/o MM Asset Management Inc.

161 Bay St. Ste 2240 BOX 600 Toronto, On, M5J2S1

Email: matt@mmcap.ky

Attention: Matthew MacIsaac

or any substitute address or email address or department or officer as the Borrower or the Lender may notify to the other by not less than five (5) Business Days’ notice. Any such notice shall take effect, in the case of a letter, at the time of delivery, or in the case of email transmission, at the time of despatch (unless a delivery failure notification is received by the sender within twelve (12) hours of sending such Communication, in which case such notice shall be deemed not to have taken effect).

Section 9.3 Merger of Borrower

By its acceptance hereof, each of the Borrower and the Lender acknowledges and agrees that in the event a Merger occurs, then all references herein to the Borrower shall extend to and include the entity resulting therefrom or which thereafter will carry on the business of the Borrower.

Section 9.4 Set-off

All payments in respect of the obligations of the Borrower under this Debenture shall be paid by the Borrower in accordance with this Debenture without any deduction or withholding (whether in respect of any set-off, counterclaim or otherwise whatsoever) unless the deduction or withholding is required by law.

Section 9.5 Amendments

Except as otherwise provided herein, this Debenture may not be amended or otherwise modified except by an instrument in writing executed by the Borrower and the Lender. Any amendment or waiver effected in accordance with this Debenture will be binding on the Lender, each future holder of the Debenture and any Shares, and the Borrower.

Section 9.6 Waivers

The Lender shall not, by any act, delay, omission or otherwise, be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and executed by an authorized officer of the Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

Section 9.7 Registration of Debenture

The Borrower shall cause to be kept a register in which shall be entered the name and latest known address of the Debentureholder. Such register shall at all reasonable times during regular business hours of the Borrower be open for inspection by the Debentureholder. The Borrower shall not be charged with notice of or be bound to see to the performance of any trust, whether express, implied, or constructive, in respect of this Debenture and may act on the direction of the Lender, whether named as trustee or otherwise, as though the Lender were the beneficial owner of this Debenture.

Section 9.8 Transfer of Debenture

No transfer of this Debenture shall be valid unless made in accordance with Applicable Laws and the terms of the Subscription Agreement. Neither the Borrower nor the Lender may assign, transfer or deliver all or any part of its rights or obligations hereunder without the prior written consent of the other.

Section 9.9 Release and Discharge

If the Lender exercises all Conversion Rights attached to this Debenture pursuant to Article 4 hereof or if the Borrower pays all of the Obligations in full to the Lender in cleared funds, the Lender shall release this Debenture and the Borrower shall be, and shall be deemed to have, discharged of all its obligations under this Debenture. The Lender shall then, at the request of the Borrower execute and deliver all such releases and further assurances as may be reasonably required in this regard.

Section 9.10 Successors and Assigns

This Debenture shall enure to the benefit of the Lender and its successors and assigns, and shall be binding upon the Borrower and its successors and permitted assigns.

Section 9.11 Time

Time shall be of the essence of this Debenture.

Section 9.12 Governing Law

This Debenture, and any non-contractual obligations arising out of or in connection with it, shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein. The courts of Ontario have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Debenture and any non-contractual obligations arising out of or in connection with it and accordingly any legal action or proceedings arising out of or in connection with this Debenture or any such obligations may be brought in such courts. The Borrower and the Lender irrevocably waive any objection which it might now or hereafter have to the courts of Ontario being nominated as the forum to hear and determine any such legal action or proceedings and agrees not to claim that any such court is not a convenient or appropriate forum.

Section 9.13 Right of First Refusal

From and after the Closing Date and for so long as the Principal Amount under this Debenture remains outstanding (the “ROFR Term”), the Borrower hereby grants the Lender a right of first refusal to subscribe for, and to be issued, as an investor in any debt or equity financing that the Borrower wishes to complete during the ROFR Term (the “Proposed Financing”); provided, however, that the Lender shall subscribe for 25% of the Proposed Financing on the same terms and conditions contemplated in the Proposed Financing. The Lender shall exercise such right within two (2) Business Days of the Lender’s receipt of notice from the Borrower of any Proposed Financing during the ROFR Term and the closing shall occur within five (5) Business Days following the Lender’s receipt of notice from the Borrower of any Proposed Financing. Notwithstanding the foregoing, the rights set forth in this Section 9.13 do not apply to any at-the-market distribution or financing.

Section 9.14 Further Assurances

The Borrower shall forthwith, at its own expense and from time to time, do or file, or cause to be done or filed, all such things and shall execute and deliver all such documents, agreements, opinions, certificates and instruments reasonably requested by the Lender or its counsel as may be necessary or desirable to complete the transactions contemplated by this Debenture and carry out its provisions and intention.

Schedule B – Conversion Notice

TO:         CANOPY GROWTH CORPORATION (the “Borrower”)

Pursuant to the Senior Unsecured Convertible Debenture (the “Debenture”) of the Borrower issued to the undersigned on May ____, 2024 the undersigned hereby notifies you that $___________________of the principal amount outstanding under the Debenture shall be converted into Shares of the Borrower and is hereby owing to the undersigned by the Borrower, all in accordance with the terms of the Debenture on_______________________, 20_.

The certificates representing the Shares to be issued shall be registered as follows:

Name	Address for Delivery	Number of Shares

Any capitalized term in this Conversion Notice that is not otherwise defined herein, shall have the meaning ascribed thereto in the Debenture.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

(A) the undersigned holder is the original purchaser of the Debenture and (a) purchased the Debenture directly from the Borrower pursuant to the terms and conditions of the Subscription Agreement; (b) is converting the Debenture (or a portion thereof) solely for its own account or for the account of the original beneficial owner, if any; (c) each of the undersigned and any beneficial owner is on the date of exercise of the Debenture, an “accredited investor” within the meaning of Rule 501(a) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”); and (d) all the representations, warranties and covenants agreed upon or made by the Lender during the purchase of the Debenture from the Borrower continue to be true and correct as if duly executed as of the date hereof; OR

(B) the undersigned holder is the original purchaser of the Debenture and (a) purchased the Debenture directly from the Borrower pursuant to the terms and conditions of the Subscription Agreement; (b) is converting the converting the Debenture (or a portion thereof) solely for its own account or for the account of the original beneficial owner, if any, and for whose account such original purchaser exercises sole investment discretion; (c) each of it and any beneficial owner was on the date the Debenture was purchased from the Borrower, and is on the date of conversion of the Debenture, a “qualified institutional buyer” (as that term is used in Rule 144A of the U.S. Securities Act and is also an “accredited investor” that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D under the U.S. Securities Act); and (d) all the representations, warranties and covenants agreed upon or made by the Lender, or any beneficial purchaser, as the case may be during the purchase of the Debenture from the Borrower continue to be true and correct as if duly executed as of the date hereof; OR

(C) the undersigned holder is tendering with this exercise form a written opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Borrower to the effect that the issuance of the Shares to be delivered upon conversion of the Debenture have been registered under the U.S. Securities Act and all applicable state securities laws of the United States or such issuance is exempt from such registration requirements.

(Print name as name is to appear on Share Certificate)

The undersigned holder understands that a certificate or direct registration statement representing the Shares shall be issued bearing a legend restricting transfer under the United States Securities Act of 1933, as amended, and applicable state securities laws unless an exemption from registration is available (as described in the Debenture and the Subscription Agreement).

B - 1

The undersigned hereby acknowledges that the undersigned is aware that the Shares received on exercise shall be subject to restrictions on resale under applicable securities legislation. The undersigned hereby further acknowledges that the Borrower will rely upon the confirmations, acknowledgements and agreements set forth herein, and agrees to notify the Borrower promptly in writing if any of the representations or warranties herein ceases to be accurate or complete.

DATED this__________day of_______________________, 20_.

[NAME]

By:
Name:
Title:

B - 2

Schedule C – Form of Transfer

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to:

(Name)

(Address)

(the “Transferee”), of $_________________principal amount of Senior Unsecured Convertible Debenture of Canopy Growth Corporation issued on_______________________, 2024 registered in the name of the undersigned on the register of Debenture represented by the attached Debenture, and irrevocably appoints_________________________as the attorney of the undersigned to transfer to the Transferee the said principal amount of the Debenture on the books or register of transfer, with full power of substitution.

Any capitalized term in this Form of Transfer that is not otherwise defined herein, shall have the meaning ascribed thereto in the Debenture.

The undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

☐	(A) the transfer is being made only to the Borrower;

☐	(B) the transfer is being made outside the United States in compliance with rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and in compliance with local laws and regulations and the undersigned has furnished to the Borrower and the Borrower’s transfer agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Borrower to such effect;

☐	(C) the transfer is being made in accordance with (1) Rule 144A under the U.S. Securities Act, or (2) Rule 144 under the U.S. Securities Act and, in each case, in compliance with applicable state securities laws and the undersigned has furnished to the Borrower and the Borrower’s transfer agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Borrower to such effect; or

☐	(D) the transfer is being made in accordance with a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws and the undersigned has furnished to the Borrower an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Borrower to such effect.

DATED the____________day of______________________,_______.

[NAME]

By:
Name:
Title:

Note to Debentureholder: In order to transfer the Debenture, this transfer form must be delivered to_________________________.

Note to Debentureholder: The signature on this transfer form must correspond with the name as recorded on the face of the Certificate in every particular without alteration or enlargement or any change whatsoever or this transfer form must be signed by a duly authorized trustee, executor, administrator, curator, guardian, attorney of the Debentureholder or a duly authorized signing officer in the case of a corporation. If this transfer form is signed by any of the foregoing, or any person acting in a fiduciary or representative capacity, the Certificate must be accompanied by evidence of authority to sign.

C - 1

EXHIBIT C

Warrant Certificate

See attached.

C - 1

THESE WARRANTS AND THE SECURITIES DELIVERABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO CANOPY GROWTH CORPORATION (THE “CORPORATION”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (B), (C)(1), (C)(2) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION AND THE CORPORATION’S TRANSFER AGENT TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THE SECURITIES EVIDENCED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OR U.S. STATE SECURITIES LAWS. THESE WARRANTS MAY NOT BE EXERCISED UNLESS THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS SECURITY HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LEGISLATION OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

THE WARRANTS EVIDENCED HEREBY ARE IMMEDIATELY EXERCISABLE AT OR BEFORE 5:00 P.M. (TORONTO TIME) ON THE EXPIRY DATE (AS DEFINED HEREIN) AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

WARRANTS TO PURCHASE COMMON SHARES OF

Canopy Growth Corporation

(existing under the laws of Canada)

Warrant Certificate Number – 2024-05-01	Number of Warrants represented by this certificate: 3,350,430

THIS CERTIFIES that, for value received [GUNDYCO ITF MMCAP INTERNATIONAL INC. SPC A/C 515-0001427 as nominee for MMCAP INTERNATIONAL INC. SPC], [Holder Address] (the “Holder”), is the registered holder of 3,350,430 warrants (collectively, the “Warrants”; each a “Warrant”), each Warrant entitling the Holder, subject to the terms and conditions set forth in this Warrant Certificate (the “Certificate”), to purchase from Canopy Growth Corporation (the “Company”), one common share in the capital of the Company (a “Common Share”), on payment of a price per Common Share equal to CAD$16.18, subject to adjustment as set forth herein (the “Exercise Price”), at any time until 5:00 p.m. (Toronto time) on May [•], 2029 (the “Expiry Date”), at which time the Warrants evidenced by this Certificate shall become wholly void and the unexercised portion of the subscription right represented hereby will expire and terminate (the “Time of Expiry”). The number of Common Shares which the Holder is entitled to acquire upon exercise of the Warrants and the Exercise Price are subject to adjustment as hereinafter provided.

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The Holder shall be entitled to the rights evidenced by this Certificate free from all equities and rights of set-off or counterclaim between the Company and the original or any interim holder and all persons may act accordingly and the receipt by the Holder of the Common Shares issuable upon exercise hereof shall be a good discharge to the Company.

1.	Exercise of Warrants.

(a)	Election to Purchase. Subject to Section 1(e) hereof, the rights evidenced by this Certificate may be exercised by the Holder in whole or in part in accordance with the provisions hereof by delivery of an election to purchase in substantially the form attached hereto as Schedule 1 (the “Election to Purchase”), properly completed and executed, together with payment by wire transfer, certified cheque or bank draft of the Exercise Price for the number of Common Shares specified in the Election to Purchase, at the office of the Company at 1 Hershey Drive, Smiths Falls, Ontario K7A 0A8 or such other address in Canada as may be notified in writing by the Company. No ink original Election to Purchase shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Election to Purchase form be required. In the event that the rights evidenced by this Certificate are exercised in part, the Company shall, contemporaneously with the issuance of the Common Shares issuable on the exercise of the Warrants so exercised, issue to the Holder a Warrant Certificate on identical terms in respect of that number of Common Shares in respect of which the Holder has not exercised the rights evidenced by this Certificate.

Exercise. Subject to the restrictions set out in Section 1(e), hereof, the Company shall, within two business days after the date that the Company received a duly executed Election to Purchase and the Exercise Price for the number of Common Shares specified in the Election to Purchase (the “Exercise Date”), issue that number of Common Shares specified in the Election to Purchase.

(b)	Certificates and Electronic Deposits. As promptly as practicable after the Exercise Date (but no later than two business days after the Exercise Date), the Company shall, as specified by the Holder in the Election to Purchase, issue and deliver to the Holder, registered in the name of the Holder, a certificate or direct registration statement for the number of Common Shares issuable on exercise of the Warrants so exercised and a Certificate representing the balance of any unexercised Warrants. To the extent permitted by law and subject to Section 1(e), such exercise shall be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the Holder with respect to the number of Warrants which have been exercised as such shall cease, and the Common Shares and any unexercised Warrants shall then be issuable upon such exercise as outlined above and the Holder shall be deemed to have become the holder of record of the Common Shares and unexercised Warrants represented thereby. The Company shall pay any and all taxes and other expenses of the Company (including overnight delivery charges) that may be payable with respect to the issuance and delivery of Common Shares issuable upon exercise of the Warrants; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Common Shares or Warrants in a name other than that of the Holder or an affiliate thereof.

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(c)	Legend. All certificates representing Common Shares issued pursuant to this Certificate shall bear the following legend:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO CANOPY GROWTH CORPORATION (THE “CORPORATION”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (B), (C)(1), (C)(2) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION AND THE CORPORATION’S TRANSFER AGENT TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

The Company acknowledges and agrees that the Holder may from time to time, subject to applicable law, pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Common Shares issued upon exercise of the Warrants to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the U.S. Securities Act and, if required under the terms of such arrangement, the Holder may transfer pledged or secured securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Holder’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of securities may reasonably request in connection with a pledge or transfer of the securities, including, if the securities are subject to registration pursuant to the applicable registration rights agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the U.S. Securities Act or other applicable provision of the U.S. Securities Act to appropriately amend the list of Selling Securityholder (as defined in the registration rights agreement) thereunder. The Company shall cause its counsel to issue a legal opinion to the transfer agent or the Holder promptly after the effective date of the applicable registration statement if required by the transfer agent to effect the removal of the legend hereunder in connection with a sale in accordance with the Share Transfer Memo (as such term is defined in the registration rights agreement). Except as otherwise required by applicable law, the Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 1(c).

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(d)	Fractional Common Shares. No fractional Common Shares shall be issued upon exercise of the Warrants represented by this Certificate. Any fractional Common Shares to which a Holder would otherwise be entitled shall be rounded down to the nearest whole Common Share, and no cash or other consideration will be paid in lieu of fractional Common Shares.

(e)	Maximum Percentage. Notwithstanding anything to the contrary in this Certificate, in no event (including, for greater certainty, on expiry) shall the Company issue, be required to issue or be deemed to have issued a number of Common Shares upon exercise or otherwise pursuant to the Warrants, and the Holder shall not have the right to exercise any portion of the Warrants pursuant to the terms and conditions of this Certificate and any such exercise shall be null and void and treated as if never made, in each case, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties (as defined below) collectively would beneficially own or exercise control or direction over, directly or indirectly in excess of 4.99% (the “Maximum Percentage”) of the Common Shares outstanding immediately after giving effect to such exercise. Notwithstanding the foregoing, the Holder may, upon notice to the Company, increase or decrease the Maximum Percentage, provided that the Maximum Percentage in no event exceeds 9.99% of the number of Common Shares outstanding immediately after giving effect to the issuance of the Common Shares upon exercise of this Warrant held by the Holder and the provisions of this Section 1(e) shall continue to apply; provided, further, any increase in the Maximum Percentage will not be effective until the 61st day after such notice is delivered to the Company. In the event that the issuance of Common Shares under this Certificate would result in the Holder (collectively with any other Attribution Parties) beneficially owning or being able to exercise control or direction over, directly or indirectly, Common Shares in excess of the Maximum Percentage of the Common Shares outstanding immediately after giving effect to such exercise or issuance, such number of Common Shares up to but not in excess of the Maximum Percentage shall be issued and after such number of Common Shares have been issued, the remaining issued and outstanding Warrants shall be automatically deemed to be unexercised. For purposes of this paragraph, the aggregate number of Common Shares beneficially owned by the Holder and the other Attribution Parties shall include the number of Common Shares held by the Holder and all other Attribution Parties plus the number of Common Shares issuable upon exercise of any Warrants with respect to which the determination of such calculation is being made, but shall exclude Common Shares which would be issuable upon (A) exercise of the remaining, outstanding Warrants beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes, convertible debentures, or convertible preferred stock or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(e). For purposes of this Section 1(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “U.S. Securities Exchange Act”). For purposes of determining the number of outstanding Common Shares the Holder may acquire upon exercise of the Warrants without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding Common Shares as reflected in the most recent of (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the U.S. Securities and Exchange Commission, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or its transfer agent, if any, setting forth the number of Common Shares outstanding (the “Reported Outstanding Share Number”). If the Company receives an Election to Purchase from the Holder at a time when the actual number of outstanding Common Shares is less than the Reported Outstanding Share Number, the Company shall notify the Holder in writing of the number of Common Shares then outstanding and, to the extent that such Election to Purchase would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(e), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Common Shares to be exercised pursuant to such Election to Purchase. For any reason at any time, upon the written request of the Holder, the Company shall within one Business Day confirm orally and in writing or by electronic mail to the Holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Warrants, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of Common Shares to the Holder upon exercise of the Warrants results in the Holder and the other Attribution Parties being deemed to beneficially own or exercise control or direction over, directly or indirectly, in the aggregate, more than the Maximum Percentage of the number of outstanding Common Shares (as determined under Section 13(d) of the U.S. Securities Exchange Act), the number of Common Shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership or control exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. The provisions of this paragraph shall be construed and implemented in strict conformity with the terms of this Section 1(e) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(e) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of any and all Warrants. For the purposes of this Section 1(e), “Attribution Parties” shall mean, collectively, the following persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the date hereof, directly or indirectly managed or advised by the Holder’s investment manager or any of its affiliates or principals, (ii) any direct or indirect affiliates of the Holder or any of the foregoing, (iii) any person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other persons whose beneficial ownership of the Common Shares would or could be aggregated with the Holders and the other Attribution Parties for purposes of Section 13(d) of the U.S. Securities Exchange Act; and “Group” shall mean a “group” as that term is used in Section 13(d) of the U.S. Securities Exchange Act and as defined in Rule 13d-5 thereunder. For clarity, the purpose of these definitions are to subject the Holder and all other Attribution Parties to the Maximum Percentage.

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(f)	Adjustments. The subscription rights in effect under the Warrants for Common Shares issuable upon the exercise of the Warrants shall be subject to adjustment from time to time as follows:

(i)	If, at any time from the date hereof until the Time of Expiry (the “Adjustment Period”), the Company shall:

(A)	subdivide, re-divide or change its outstanding Common Shares into a greater number of Common Shares;

(B)	reduce, combine or consolidate its outstanding Common Shares into a lesser number of Common Shares; or

(C)	issue Common Shares to all or substantially all of the holders of Common Shares by way of stock dividend or other distribution (other than, if applicable, a dividend paid in the ordinary course or a distribution of Common Shares upon the exercise of warrants, options, restricted share units or other exchangeable or convertible securities of the Company);

(any of such events in subsections 1(f)(i)(A), (B) or (C) being called a “Common Share Reorganization”) then, in each such event, the Exercise Price shall be adjusted as of the effective date or record date of such Common Share Reorganization, as the case may be, and shall, in the case of the events referred to in (A) or (C) above, be decreased in proportion to the increase in the number of outstanding Common Shares resulting from such subdivision, re-division, change or distribution, or shall, in the case of the events referred to in (B) above, be increased in proportion to the decrease in the number of outstanding Common Shares resulting from such reduction, combination or consolidation, in each case by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding as of the effective date or record date after giving effect to such Common Share Reorganization. Such adjustment shall be made successively whenever any event referred to in this subsection 1(f)(i) shall occur. Upon any adjustment of the Exercise Price pursuant to this subsection 1(f)(i), the Exchange Rate (as defined below) shall be contemporaneously adjusted by multiplying the number of Common Shares theretofore obtainable on the exercise thereof by a fraction of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment. “Exchange Rate” means the number of Common Shares subject to the right of purchase under each Warrant, which, as of the date hereof, is one Common Share for one Warrant.

(ii)	If and whenever at any time during the Adjustment Period, the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares (or securities convertible or exchangeable into Common Shares) at a price per Common Share (or having a conversion or exchange price per Common Share) less than 95% of the Current Market Price (as defined below) on the date of announcement of such issuance (a “Rights Offering”), the Exercise Price shall be adjusted immediately after such record date so that it shall equal the amount determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus a number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by the Current Market Price, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase or into which the convertible or exchangeable securities so offered are convertible or exchangeable. Any Common Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that no such rights, options or warrants are exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or, if any such rights, options or warrants are exercised, to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible or exchangeable into Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be. Upon any adjustment of the Exercise Price pursuant to this subsection 1(f)(ii), the Exchange Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exchange Rate in effect on such record date by a fraction, of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment.

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(iii)	If and whenever at any time during the Adjustment Period the Company shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of (i) securities of any class, whether of the Company or any other entity (other than Common Shares), (ii) rights, options or warrants to subscribe for or purchase Common Shares (or other securities convertible into or exchangeable for Common Shares), other than pursuant to a Rights Offering; (iii) evidences of its indebtedness or (iv) any cash, securities or other property or other assets (other than, if applicable, dividends paid in the ordinary course) and if such issue or distribution does not constitute a Common Share Reorganization, a Rights Offering or a distribution of Common Shares upon the exercise of Warrants or any outstanding options, then, in each such case, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on such record date, less the excess, if any, of the fair market value on such record date, as determined by the directors of the Company, acting reasonably (whose determination shall be conclusive, subject to prior written consent of the TSX and any other applicable stock exchange approvals), of such cash, securities or other property or other assets so issued or distributed over the fair market value of any consideration received therefor by the Company from the holders of the Common Shares, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price. Any Common Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed. Upon any adjustment of the Exercise Price pursuant to this subsection 1(f)(iii), the Exchange Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exchange Rate in effect on such record date by a fraction, of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment.

(iv)	If and whenever at any time during the Adjustment Period, there is a reclassification of the Common Shares or a capital reorganization of the Company other than as described in subsection 1(f)(i) or a consolidation, amalgamation, arrangement or merger of the Company with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Company as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Holder that has not exercised its Warrants prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance, upon the exercise of such Warrant thereafter, shall be entitled to receive upon payment of the Exercise Price and shall accept, in lieu of the number of Common Shares that prior to such effective date the Holder would have been entitled to receive the number of shares or other securities or property of the Company or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that such Holder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance, if, on the effective date thereof, as the case may be, the Holder had been the registered holder of the number of Common Shares to which prior to such effective date it was entitled to acquire upon the exercise of the Warrants. If determined appropriate by the Company, relying on advice of legal counsel, to give effect to or to evidence the provisions of this subsection 1(f)(iv), the Company, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance, enter into an agreement or certificate which shall provide, to the extent possible, for the application of the provisions set forth in this Certificate with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Certificate shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which the Holder is entitled on the exercise of its acquisition rights thereafter. Any agreement or certificate entered into between the Company, any successor to the Company or such purchasing body corporate, partnership, trust or other entity and the Holder shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this subsection 1(f) and which shall apply to successive reclassifications, capital reorganizations, amalgamations, consolidations, mergers, sales or conveyances arrangements.

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(v)	If and whenever at any time during the Adjustment Period the Company or a subsidiary of the Company shall make an issuer bid or a tender or exchange offer (other than an odd lot offer or a normal course issuer bid) to all or substantially all of the holders of Common Shares for all or any portion of the Common Shares where the cash and the value of any other consideration included in such payment per Common Share exceeds the Current Market Price on the business day immediately preceding the commencement of the issuer bid or tender or exchange offer (any such issuer bid or tender or exchange offer being called an “Issuer Bid”), the Exercise Price shall be adjusted to a price determined by multiplying the applicable Exercise Price in effect on the date of the completion of such Issuer Bid by a fraction, the numerator of which shall be the product of (A) the number of Common Shares outstanding immediately prior to the completion of the Issuer Bid (without giving effect to any reduction in respect of any tendered or exchanged shares) and (B) the Current Market Price on the trading day immediately preceding the commencement of the Issuer Bid, and the denominator of which shall be the sum of (A) the fair market value (determined by the board of directors of the Company, acting reasonably and in good faith) of the aggregate consideration paid by the Company or subsidiary to holders of Common Shares upon the completion of such Issuer Bid, and (B) the product of (I) the difference between the number of Common Shares outstanding immediately prior to the completion of the Issuer Bid (without giving effect to any reduction in respect of tendered or exchanged shares) and the number of Common Shares actually purchased by the Company or subsidiary pursuant to the Issuer Bid, and (II) the Current Market Price on the trading day immediately preceding the commencement of the Issuer Bid.

(vi)	In any case in which this subsection (iv)1(f) shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Holder of any Warrant exercised after the record date and prior to completion of such event the additional Common Shares issuable by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Company shall deliver to the Holder an appropriate instrument evidencing the Holder’s right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the relevant date of exercise or such later date as the Holder would, but for the provisions of this subsection 1(f)(vi), have become the holder of record of such additional Common Shares pursuant to this subsection 1(f).

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(vii)	In any case in which subsection 1(f)(i)(C), subsection 1(f)(ii) or subsection 1(f)(iii) require that an adjustment be made to the Exercise Price, no such adjustment shall be made if the Holder of the outstanding Warrants receives, subject to any required TSX approval or other stock exchange or regulatory approval, the rights or warrants referred to in subsection 1(f)(i)(C), subsection 1(f)(ii) or the shares, rights, options, warrants, evidences of indebtedness or assets referred to in subsection 1(f)(iii), as the case may be, in such kind and number as they would have received if they had been holders of Common Shares on the applicable record date or effective date, as the case may be, by virtue of their outstanding Warrants having then been exercised into Common Shares at the Exercise Price in effect on the applicable record date or effective date, as the case may be.

(viii)	Each Common Share issued upon exercise of Warrants shall be entitled to receive, in addition to any Common Shares received in connection with such exercise, rights under the shareholder rights plan or equivalent plan, if any, and the certificates (if applicable) representing the Common Shares issued upon such exercise shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights plan or equivalent plan adopted by the Company, as the same may be amended from time to time, and the Exercise Price shall not be adjusted in connection therewith. If prior to any exercise of Warrants, however, such rights have separated from the Common Shares in accordance with the provisions of the applicable shareholder rights agreement, the Exercise Price shall be adjusted at the time of separation as if the Company distributed to all holders of Common Shares, rights options or warrants as described in subsection 1(f)(iii), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(ix)	The adjustments provided for in this subsection 1(f) are cumulative, and shall, in the case of adjustments to the Exercise Price be computed to the nearest whole cent and shall apply to successive subdivisions, re-divisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this subsection 1(f), provided that, notwithstanding any other provision of this Section, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect or the number of Common Shares issuable upon the exercise of a Warrant by at least one one-hundredth of a Common Share; provided, however, that any adjustments which by reason of this subsection 1(f)(ix) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

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(x)	After any adjustment pursuant to this subsection 1(f), the term “Common Shares”, where used in this Certificate, shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this subsection 1(f), the Holder is entitled to receive upon the exercise of Warrants, and the number of Common Shares indicated by any exercise made pursuant to a Warrant shall be interpreted to mean the number of Common Shares or other property or securities the Holder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this subsection 1(f), upon the full exercise of a Warrant.

(xi)	All Common Shares or shares of any class or other securities, which the Holder is at the time in question entitled to receive on the exercise of its Warrant, whether or not as a result of adjustments made pursuant to this subsection 1(f), shall, for the purposes of the interpretation of this Certificate, be deemed to be Common Shares which such Holder is entitled to acquire pursuant to such Warrant.

(xii)	Notwithstanding anything in this subsection 1(f), no adjustment shall be made in the acquisition rights attached to the Warrants if the issue of Common Shares is being made pursuant to this Certificate or in connection with (a) any share incentive plan or restricted share unit plan or share purchase plan in force from time to time for directors, officers, employees, consultants or other service providers of the Company; or (b) the satisfaction of existing instruments issued as of the date hereof.

(xiii)	As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Warrants, including the number of Common Shares which are to be received upon the exercise thereof, the Company shall take any action which may, in the opinion of legal counsel, be necessary in order that the Company has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the Common Shares which the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(xiv)	The Company shall from time to time promptly after the occurrence of any event which requires an adjustment or readjustment as provided in this subsection 1(f), deliver a certificate of the Company to the Holder specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

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(xv)	The Company covenants to and in favour of the Holder that so long as this Warrant remains outstanding, it will give notice to the Holder of the effective date or of its intention to fix a record date for any event referred to in this subsection 1(f) whether or not such action would give rise to an adjustment in the Exercise Price or the number and type of securities issuable upon the exercise of the Warrants, and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Company shall only be required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days in each case prior to such applicable record date or effective date.

(xvi)	The Company covenants with the Holder that it will not close its transfer books or take any other corporate action which might deprive the Holder of the opportunity to exercise its right of acquisition hereunder during the period of 10 business days after the giving of the certificate set forth in subsection 1(f)(xiv).

(xvii)	If the Company, after the date hereof, shall take any action affecting the Common Shares other than action described in this subsection 1(f), which in the reasonable opinion of the directors of the Company would materially affect the rights of the Holder, the Exercise Price and/or the Exchange Rate, the number of Common Shares which may be acquired upon exercise of the Warrants shall be adjusted in such manner and at such time, by action of the directors, acting reasonably and in good faith, in their sole discretion as they may determine to be equitable to the Holder in the circumstances, provided that no such adjustment will be made unless any requisite prior approval of the TSX and any other stock exchange on which the Common Shares are listed for trading has been obtained, as applicable. No adjustments shall be made pursuant to this subsection 1(f)(xvii) if the Holder is entitled to participate in any event described in this subsection 1(f)(xvii) on the same terms, mutatis mutandis, as if the Holder had exercised their Warrants prior to, or on the effective date or record date (as applicable) of, such event.

(xviii)	If at any time a question or dispute arises with respect to adjustments provided for in this subsection 1(f), such question or dispute will be conclusively determined by the auditor of the Company or, if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action of the directors of the Company and any such determination, subject to regulatory approval and absent manifest error, will be binding upon the Company and the Holder. The Company will provide such auditor or chartered accountant with access to all necessary records of the Company.

(g)	Shares to be Reserved. The Company will at all times keep available and reserve out of its authorized Common Shares, solely for the purpose of issuing upon the exercise of the Warrants, such number of Common Shares as shall then be issuable upon the exercise of the Warrants. The Company covenants and agrees that all such Common Shares which shall be so issuable will, upon issuance and receipt of the Exercise Price therefore, be duly authorized and issued as fully paid and nonassessable. The Company will take all such actions as may be necessary to ensure that all such Common Shares may be so issued without violation of any applicable requirements of any exchange upon which the Common Shares may be listed or in respect of which the Common Shares are qualified for unlisted trading privileges. The Company will take all such actions as are within its power to ensure that all such Common Shares may be so issued without violation of any applicable law.

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(h)	Issue Tax. Upon the exercise of Warrants, the issuance of certificates, if any, for the Common Shares and the issuance of Certificates for any unexercised Warrants shall be made without charge to the Holder, including for any issuance tax in respect thereto, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate(s) in a name other than that of the Holder.

(i)	Listing. The Company will, at its expense and as expeditiously as possible, use its commercially reasonable efforts to cause all Common Shares issuable upon the exercise of the Warrants to be duly listed on the TSX and/or any other stock exchange upon which the Common Shares may be then listed prior to the issuance of such Common Shares and the Company will provide notice to the Nasdaq Stock Market (the “NASDAQ”) with respect to the listing of all Common Shares issuable upon exercise of the Warrants.

(j)	Current Market Price. For the purposes of any computation hereunder, the “Current Market Price” at any date shall be the volume weighted average trading price (“VWAP”) per Common Share for the 20 consecutive trading days ending five trading days prior to the relevant date on the TSX or if on such date the Common Shares are not listed on the TSX, on the most senior stock exchange in Canada on which the Common Shares may then be listed and on which there is the greatest volume of trading of the Common Shares for such 20 day period, or, if the Common Shares or any other security in respect of which a determination of Current Market Price is being made are not listed on any stock exchange, which includes the TSX, the Current Market Price shall be determined in good faith by the directors of the Company, which determination shall be conclusive, absent fraud or manifest error. The VWAP shall be determined by dividing the aggregate sale price of all such Common Shares sold on the said exchange during the said 20 consecutive trading days by the total number of such Common Shares so sold.

2.	Transfer of Warrants. Subject to applicable securities laws, the Warrants represented by this Certificate are transferable by the Holder to any person, upon delivery to the Company of this Certificate and a duly executed transfer form in substantially the form attached hereto as Schedule 2 (the “Transfer Form”) or such other instrument of transfer in such form as the Company may from time to time prescribe. The Warrants may be offered, sold, pledged or otherwise transferred only: (a) to the Company (b) outside the United States in compliance with rule 904 of Regulation S under the U.S. Securities Act and in compliance with local laws and regulations, (c) in accordance with (1) Rule 144A Under the U.S. Securities Act, or (2) Rule 144 under the U.S. Securities Act and, in each case, in compliance with applicable state securities laws, or (d) in another transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws, provided that in the case of transfers pursuant to (b), (c)(1), (c)(2) or (d) above, a legal opinion reasonably satisfactory to the Company must first be provided to the Company’s transfer agent to the effect that such transfer is exempt from or not subject to registration under the U.S. Securities Act and applicable state securities laws. Subject to the foregoing, the Company shall issue and mail as soon as practicable, and in any event within five business days of such delivery, a new Certificate registered in the name of the transferee or as the transferee may direct and shall take all other necessary actions to effect the transfer as directed. Upon the transfer of any Warrant in accordance with the terms hereof, the Company shall enter the name of the transferee in the register as the registered holder of such transferred Warrants.

3.	U.S. Securities Laws. The Warrants represented by this Certificate may only be exercised by or on behalf of a holder who, at the time of exercise, either:

(a)	is the original purchaser of the Warrants and (a) purchased the Warrants directly from the Company pursuant to the terms and conditions of the exchange and subscription agreement between the Company and the Holder dated May [«], 2024 (the “Agreement”); (b) is exercising the Warrants solely for its own account or for the account of the original beneficial owner, if any; (c) each of holder or any beneficial owner is on the date of exercise of the Warrants, an “accredited investor” within the meaning of Rule 501(a) under the U.S. Securities Act; and (d) all the representations, warranties and covenants agreed upon or made by the holder of the warrant (the “Warrantholder”) during the purchase of the Warrants from the Company continue to be true and correct on the date of exercise of the Warrants and it represents to the Company as such; or

(b)	is the original purchaser of the Warrants and (a) purchased the Warrants directly from the Company pursuant to the terms and conditions of the Agreement; (b) is exercising the Warrants solely for its own account or for the account of the original beneficial owner, if any, and for whose account such original purchaser exercises sole investment discretion; (c) each of it and any beneficial owner was on the date the Warrants were purchased from the Company, and is on the date of exercise of the Warrants, a “qualified institutional buyer” (as that term is used in Rule 144A of the U.S. Securities Act and is also an “accredited investor” that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D under the U.S. Securities Act); and (d) all the representations, warranties and covenants agreed upon or made by the Warrantholder, or any beneficial purchaser, as the case may be during the purchase of the Warrants from the Company continue to be true and correct as of the date of exercise of the Warrants and it represents to the Company as such; or

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(c)	is tendering with the exercise form a written opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to the effect that the issuance of the Common Shares to be delivered upon exercise of the Warrants have been registered under the U.S. Securities Act and all applicable state securities laws of the United States or such issuance is exempt from such registration requirements.

4.	Replacement. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Certificate and, if requested by the Company, upon delivery of a bond of indemnity satisfactory to the Company (or, in the case of mutilation, upon surrender of this Certificate), the Company will issue to the Holder a replacement Certificate (containing the same terms and conditions as this Certificate), without expense to the Holder.

5.	Expiry Date. The Warrants represented by this Certificate shall expire and all rights to purchase Common Shares hereunder shall cease and become null and void at 5:00 p.m. (Toronto time) on the Expiry Date.

6.	Successor Companies.

(a)	The Company shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other company (herein called a “successor company”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Company and the successor company shall have executed such instruments and done such things as the Company, acting reasonably, considers necessary or advisable to establish that upon the consummation of such transaction:

(i)	the successor company will have assumed all the covenants and obligations of the Company under this Certificate; and

(ii)	the Warrants and the terms set forth in this Certificate will be a valid and binding obligation of the successor company entitling the Holder, as against the successor company, to all the rights of the Holder under this Certificate.

(b)	Whenever the conditions of subsection 6(a) shall have been duly observed and performed, the successor company shall possess, and from time to time may exercise, each and every right and power of the Company under this Certificate in the name of the Company or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Company may be done and performed with like force and effect by the like directors or officers of the successor company.

7.	Covenants and Compliance Obligations. So long as any Warrants remain outstanding the Company covenants that:

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(a)	it shall do or cause to be done all things necessary to preserve and maintain its corporate existence; and

(b)	if the issuance of the Common Shares upon the exercise of the Warrants requires any filing or registration with or approval of any Canadian securities regulatory authority or other Canadian governmental authority or compliance with any other requirement under any Canadian law before such Common Shares may be validly issued, the Company agrees to take such actions as may be necessary to secure such filing, registration, approval or compliance, as the case may be.

8.	Governing Law. The laws of the Province of Ontario and the federal laws of Canada applicable therein shall govern the Warrants.

9.	Successors. This Certificate shall inure to the benefit of the Holder and its successors or assigns and shall be binding on the Company and its successors.

10.	General. All amounts of money referred to in this Certificate are expressed in lawful money of Canada.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF the Company has caused this Certificate to be signed by a duly authorized officer.

DATED as of May [•], 2024.

CANOPY GROWTH CORPORATION

Per:
Authorized Signing Officer

SCHEDULE 1

ELECTION TO PURCHASE

TO: Canopy Growth Corporation

The undersigned hereby irrevocably elects to exercise the number of Warrants of Canopy Growth Corporation for the number of Common Shares (or other property or securities subject thereto) as set forth below:

Payment of Exercise Price

(a)	Number of Warrants to be Exercised:	#

(b)	Number of Common Shares to be Acquired:	#

(c)	Exercise Price per Common Share:	$

(d)	Aggregate Purchase Price [(b) multiplied by (c)]	$

and hereby tenders a certified cheque, bank draft or cash for such aggregate purchase price, and directs such Common Shares to be registered and a certificate therefor, if applicable, to be issued as directed below.

Any capitalized term in this Election to Purchase that is not otherwise defined herein, shall have the meaning ascribed thereto in the Warrant Certificate.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

(A)	the undersigned holder is the original purchaser of the Warrants and (a) purchased the Warrants directly from the Company pursuant to the terms and conditions of the Agreement; (b) is exercising the Warrants solely for its own account or for the account of the original beneficial owner, if any; (c) each of the undersigned and any beneficial owner is on the date of exercise of the Warrants, an “accredited investor” within the meaning of Rule 501(a) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”); and (d) all the representations, warranties and covenants agreed upon or made by the Warrantholder during the purchase of the Warrants from the Company continue to be true and correct as if duly executed as of the date hereof;

(B)	the undersigned holder is the original purchaser of the Warrants and (a) purchased the Warrants directly from the Company pursuant to the terms and conditions of the Agreement; (b) is exercising the Warrants solely for its own account or for the account of the original beneficial owner, if any, and for whose account such original purchaser exercises sole investment discretion; (c) each of it and any beneficial owner was on the date the Warrants were purchased from the Company, and is on the date of exercise of the Warrants, a “qualified institutional buyer” (as that term is used in Rule 144A of the U.S. Securities Act and is also an “accredited investor” that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D under the U.S. Securities Act); and (d) all the representations, warranties and covenants agreed upon or made by the Warrantholder, or any beneficial purchaser, as the case may be during the purchase of the Warrants from the Company continue to be true and correct as if duly executed as of the date hereof; OR

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(C)	the undersigned holder is tendering with this exercise form a written opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to the effect that the issuance of the Common Shares to be delivered upon exercise of the Warrants have been registered under the U.S. Securities Act and all applicable state securities laws of the United States or such issuance is exempt from such registration requirements.

The undersigned holder understands that a certificate or direct registration statement representing the Common Shares shall be issued bearing a legend restricting transfer under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available (as described in the Certificate and the Agreement).

The undersigned hereby acknowledges that the undersigned is aware that the Common Shares received on exercise shall be subject to restrictions on resale under applicable securities legislation. The undersigned hereby further acknowledges that the Company will rely upon the confirmations, acknowledgements and agreements set forth herein, and agrees to notify the Company promptly in writing if any of the representations or warranties herein ceases to be accurate or complete.

[Remainder of page intentionally left blank. Signature page follows.]

DATED this              day of                          , 20 .

Per:	Address of Registered Holder

Name of Registered Holder:

SCHEDULE 2

TRANSFER FORM

TO:	Canopy Growth Corporation

FOR VALUE RECEIVED, the undersigned transferor hereby sells, assigns and transfers unto

(Transferee)

(Address)

                    of the Warrants registered in the name of the undersigned transferor represented by the attached Warrant Certificate.

Any capitalized term in this Transfer Form that is not otherwise defined herein, shall have the meaning ascribed thereto in the Warrant Certificate.

The undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

☐	(A) the transfer is being made only to the Company;

☐	(B) the transfer is being made outside the United States in compliance with rule 904 of Regulation S under the U.S. Securities Act and in compliance with local laws and regulations and the undersigned has furnished to the Company and the Company’s transfer agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect;

☐	(C) the transfer is being made in accordance with (1) Rule 144A under the U.S. Securities Act, or (2) Rule 144 under the U.S. Securities Act and, in each case, in compliance with applicable state securities laws and the undersigned has furnished to the Company and the Company’s transfer agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect; or

☐	(D) the transfer is being made in accordance with a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws and the undersigned has furnished to the Company an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect.

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DATED this                     day of                             ,           .

Signature of Registered Holder (Transferor)

Print name of Registered Holder

Address

NOTE: The signature on this transfer form must correspond with the name as recorded on the face of the Certificate in every particular without alteration or enlargement or any change whatsoever or this transfer form must be signed by a duly authorized trustee, executor, administrator, curator, guardian, attorney of the Holder or a duly authorized signing officer in the case of a corporation. If this transfer form is signed by any of the foregoing, or any person acting in a fiduciary or representative capacity, the Certificate must be accompanied by evidence of authority to sign.

EXHIBIT D

Registration Rights Agreement

See attached.

D-1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of May [•], 2024, between Canopy Growth Corporation, a corporation governed by the federal laws of Canada (the “Company”), and [•], a [•] (the “Investor”).

This Agreement is made pursuant to the Exchange and Subscription Agreement, dated as of May [•], 2024, between the Company and the Investor (the “Exchange and Subscription Agreement”).

The Company and the Investors hereby agree as follows:

1.	Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the Exchange and Subscription Agreement shall have the meanings given to such terms in the Exchange and Subscription Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(b).

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the Company shall cause the Initial Registration Statement to become effective under the 1933 Act within 75 days (the “Effectiveness Deadline”), and with respect to any additional Registration Statements which may be required pursuant to Section 2(c), the 5th Trading Day following the date the staff of the SEC informs the Company that it is not going to review the additional Registration Statement (or, in the event of a “full review” by the Commission, as soon as reasonably practicable after the date such additional Registration Statement is required to be filed hereunder); provided, however, that in the event the Company is notified by the staff of the SEC that one or more of the above Registration Statements is no longer subject to further review and comment by the staff of the SEC, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Filing Date” means, with respect to the Initial Registration Statement, as soon as reasonably practicable following the filing by the Company of its Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2024, but in no event later than forty- five (45) days after the Closing Date, and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c), the earliest practicable date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Liquidated Damages” shall have the meaning set forth in Section 2(f).

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the SEC pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all Underlying Shares issued and issuable, in each case, to the Investor upon the conversion of the Debentures issued on the Closing Date , (b) all Warrant Shares then issued and issuable to the Investor, in each case upon exercise of the Warrants issued on the Closing Date (the “Warrant Shares”), (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders, and the Company or counsel to the Company has provided an instruction letter/opinion to the Transfer Agent to remove all restrictive legends on all Registrable Securities and all such legends under the Securities Act have been removed. Notwithstanding the foregoing, each Investor acknowledges that the Company is an issuer described in Rule 144(i)(1)(ii) under the Securities Act, and the Registrable Securities will no longer be Registrable Securities if, in connection with the Company’s efforts to remove the legends from the Registrable Securities in accordance with the immediately preceding clause (c) of this definition of Registrable Securities, the Company provides the Investors with notice of its request that the Investors provide a duly executed Legend Removal Certificate in the form attached hereto as Annex A (a “Legend Removal Certificate”), and the Investors do not provide a duly executed Legend Removal Certificate within three Trading Days from receiving notice of such request.

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“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Selling Securityholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the Securities Act.

2.	Shelf Registration.

(a)            On or prior to each Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall be on Form S-3ASR (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3ASR, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(d)) and shall contain (unless otherwise directed by at least 85% in interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex B and substantially the “Selling Securityholder” section attached hereto as Annex C, in each case, subject to any comments from the staff of the SEC requiring changes to the Plan of Distribution or Selling Securityholder section of the Prospectus; provided, however, that no Holder shall be required to be named as an “underwriter” without such Holder’s express prior written consent. Subject to the terms of this Agreement, the Company shall use commercially reasonable efforts to cause a Registration Statement filed under this Agreement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Deadline, and shall use commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities cease to be Registrable Securities (the “Effectiveness Period”). The Company shall request effectiveness of a Registration Statement as of 4:00 p.m. (New York City time) or as soon thereafter as is practicable on a Trading Day. The Company shall immediately notify the Holders via e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company is notified of such effectiveness by the staff of the SEC. The Company shall, by 9:30 a.m. (New York City time) on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the SEC as required by Rule 424.

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(b)            Notwithstanding the registration obligations set forth in Section 2(a), if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(d); provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Securities Act Rules Compliance and Disclosure Interpretation 612.09.

(c)            Notwithstanding any other provision of this Agreement, if the SEC or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

a.	First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities;

b.	Second, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders); and

c.	Third, the Company shall reduce Registrable Securities represented by Underlying Shares (applied, in the case that some Underlying Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Underlying Shares held by such Holders).

In the event of a cutback hereunder, the Company shall give the Holder at least three (3) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its reasonable best efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

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(d)            If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall, to the extent permitted by SEC Guidance, maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(e)            Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as an “underwriter” without the prior written consent of such Holder; provided, however, the Company shall not be required to pay Liquidated Damages in the event the Initial Registration Statement is not effective because the a Holder refuses to be named as an “underwriter”.

(f)            In the event the Initial Registration Statement is not declared effective (or automatically effective in the case of a Form S-3ASR) by the Effectiveness Deadline, the Company shall pay the Investor an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to 1% of the aggregate principal amount of the Debentures. In addition, for each 30-day period after the Effectiveness Deadline that the Initial Registration Statement has not become effective, the Company shall pay the Investor an amount in cash, as Liquidated Damages, equal to 2% of the aggregate principal amount of the Debentures (pro-rated for any portion of such 30-day period). Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to file a Registration Statement and no Liquidated Damages shall accrue if the Company is not able to file a Registration Statement solely because of the Investor’s failure to provide the information required to be provided in the Selling Securityholder Questionnaire.

3.	Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)            Not less than forty-eight (48) hours prior to the filing of each Registration Statement and not less than twenty-four (24) hours prior to the filing of any related Prospectus or any amendment or supplement thereto (other than any prospectus supplement filed to update a Prospectus with filings the Company makes pursuant to Section 13 and 15(d) of the Exchange Act), the Company shall furnish to each Holder copies of all such documents proposed to be filed, which will be subject to the review of such Holders. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith (as determined in the sole discretion of the Company), provided that, the Company is notified of such objection in writing no later than twenty-four (24) hours after the Holders have been so furnished copies of a Registration Statement or one twenty-four (24) hours after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex D (a “Selling Securityholder Questionnaire”) on a date that is not less than one (1) Trading Day prior to the Filing Date.

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(b)            (i) Prepare and file with the SEC such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the SEC relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non- public information regarding the Company or any of its Subsidiaries or that does not relate to the offering or the Registrable Securities), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the 1934 Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement, as so amended, or in such Prospectus, as so supplemented.

(c)            Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided, however, that in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries, and the Company agrees that the Holders shall not have any duty of confidentiality to the Company or any of its Subsidiaries and shall not have any duty to the Company or any of its Subsidiaries not to trade on the basis of such information.

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(d)            Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)            Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC, provided that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(f)            Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

(g)            Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h)            If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent the Holder complies with the Share Transfer Memorandum attached hereto as Annex E (the “Share Transfer Memorandum”), of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

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(i)            Upon the occurrence of any event contemplated by Section 3(c)(iii)-(vi), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

(j)            Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the 1934 Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(k)            The Company shall use its reasonable best efforts to become eligible to use Form S-3 (or any successor form thereto) and, if eligible to use Form S-3 (or any successor form thereto), the Company shall use its reasonable best efforts to maintain such eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

(l)            The Company may require each selling Holder to furnish to the Company a certified statement as to the number of Common Shares beneficially owned by such Holder and, if required by the SEC, the natural persons thereof that have voting and dispositive control over the shares.

4.            Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any Trading Market on which the Common Shares are then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

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5.	Indemnification.

(a)            Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Shares), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the 1934 Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex B hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(b). The Company shall notify the Holders promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(e).

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(b)            Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the 1934 Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus, (ii) to the extent, but only to the extent, that such information relates to such Holder’s information provided in the Selling Securityholder Questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex B hereto for this purpose), such Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)- (vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(b). In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)            Conduct of Indemnification Proceedings. If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it that such failure shall have materially and adversely prejudiced the Indemnifying Party.

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An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding, or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party, provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d)            Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

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The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.	Miscellaneous.

(a)            Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)            Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(c)            Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 50.1% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Warrants), provided that, if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders), the consent of such disproportionately impacted Holder (or group of Holders) shall be required. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6(c). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

12

(d)            Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Exchange and Subscription Agreement.

(e)            Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities.

(f)            No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(g)            Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

13

(h)            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(i)            Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(j)            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k)            Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(l)            Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

(Signature Pages Follow)

14

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CANOPY GROWTH CORPORATION

By:
Name:
Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO CGC RRA]

Name of Holder: _____________________

Signature of Authorized Signatory of Holder: _____________________

Name of Authorized Signatory: _____________________

Title of Authorized Signatory: _____________________

[SIGNATURE PAGES CONTINUE]

Annex A

LEGEND REMOVAL CERTIFICATE

The undersigned shareholder (the “Shareholder”) of CANOPY GROWTH CORPORATION, a corporation organized and existing under the Canada Business Corporations Act (the “Company”), is delivering this certificate to the Company in connection with the Shareholder’s request to remove the transfer restriction legends under the Securities Act of 1933, as amended (the “Securities Act”), from certificates or book-entry notations issued in the Shareholder’s name with respect to the number of common shares, no par value, of the Company set forth on Schedule I hereto (the “Shares”).

A.	The Shareholder hereby represents and warrants to the Company that the Shareholder is not currently an affiliate of the Company, as that term is defined in paragraph (a)(1) of Rule 144 promulgated under the Securities Act (“Rule 144”), and has not been an affiliate of the Company for a period of three months prior to the date hereof.

B.	The Shareholder acquired and fully paid for the above securities at least one year ago, or acquired the securities from a non-affiliate of the Company, who acquired and fully paid for the securities at least one year ago, with such time periods being computed in accordance with paragraph (d) of Rule 144 and interpretations of the Division of Corporation Finance of the Securities and Exchange Commission thereunder.

C.	The Shareholder hereby represents and warrants to the Company that the Shareholder is sophisticated in financial matters and is familiar with the registration requirements under the Securities Act. If the Shareholder is an investment fund, the Shareholder’s chief compliance officer (or the chief compliance officer of the general partner, manager or other entity which manages the Shareholder) has reviewed this certificate and is aware that the Shareholder will be executing and delivering this certificate to the Company and undertaking the obligations set forth herein.

D.	The Shareholder acknowledges that the Company is formerly a “special purpose acquisition corporation” and therefore an issuer described in subsection (i)(1)(ii) of Rule 144.

E.	The Shareholder did not originally acquire the Shares with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act.

F.	If the Shareholder is an investment fund, the Shareholder has established and maintains adequate controls and procedures to ensure that the Shares are transferred and/or sold only pursuant to: (i) an effective resale registration statement under the Securities Act registering the Shareholder’s resale of the Shares, which includes a prospectus that is current, and in the manner contemplated by such registration statement, including the “Plan of Distribution” contained therein or (ii) an exemption from the registration requirements of the Securities Act. Such controls include, but are not limited to, procedures designed to identify, segregate, and control the Shares. Such controls and procedures are effective in all material respects to perform the functions for which they were established.

A-1

G.	The Shareholder hereby covenants that:

1.	The Shareholder will transfer the Shares only:

(a)	pursuant to an effective resale registration statement under the Securities Act registering the Shareholder’s resale of the Shares, which includes a prospectus that is current, and in the manner contemplated by such registration statement, including the “Plan of Distribution” contained therein, provided that the Shareholder has not received oral or written notice from the Company that use ofthe prospectus is suspended or that the prospectus otherwise may not, at such time, be used for transfers of the Shares; or

(b)	in accordance with Rule 144, including the requirement of subsection (i)(2) of Rule 144 that the Company: (i) be then subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) has filed all reports and other materials required to be filed by Section 13 or 15(d) of such Exchange Act, as applicable, during the preceding 12 months, other than Form 8-K reports; or

(c)	pursuant to another exemption from the registration requirementsof the Securities Act, provided that the Shareholder provides the Company with advance notice of such transfer and an opinion of counsel reasonably acceptable to the Company that the proposed transfer is exempt from the registration requirements of the Securities Act.

2.	The Shareholder acknowledges and agrees that the Company is under no obligation to provide oral or written notice to the Shareholder regarding the availability of an exemption from registration pursuant to Rule 144, and the Shareholder shall be responsible for ensuring that any proposed transfers of the Shares in reliance upon Rule 144 comply with Rule 144, including without limitation subsection (i)(2) thereof. The Shareholder further acknowledges and agrees that Rule 144 may not be available as an exemption from registrationfor future transfers of Shares.

3.	The Shareholder will provide the Company with any update to the Shareholder’s contact information set forth on the signature page hereof for purposes of any notification to be delivered to the Shareholder relating hereto.

A-2

H.	The Shareholder agrees that, in connection with the matters described above, the Company, Paul Hastings LLP, its legal counsel, and Odyssey Trust Company, its transfer agent, may rely upon the statements, representations and warranties made herein, as if this certificate had been addressed to them, (i) with respect to Paul Hastings LLP, for purposes of preparing and delivering any legal opinion(s) required in connection with the removal of the transfer restriction legends from the Shares, and, (ii) with respect to Odyssey Trust Company, in connection with the removal of the transfer restriction legends from the Shares.

[Signature page follows]

A-3

Very truly yours,

Name of Shareholder:

Signature:

Name of Signatory:

Title of Signatory:

Date:

Contact Name No. 1:

Phone Number:

Email:

Contact Name No. 2:

Phone Number:

Email:

A-4

Schedule I

Entity/Individual Legal Name	Registration Name	Tax Identification Number	Number of Shares	Share Certificate or Book Entry Information

A-5

Annex B

Plan of Distribution

We are registering the Shares to permit the resale of the Shares by the holder thereof from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the Selling Securityholder of the Shares. We will bear all costs, fees and expenses incurred in effecting the registration of the Shares covered by this prospectus.

The Selling Securityholder may sell all or a portion of the Shares beneficially owned by it and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the Shares are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting fees, discounts or commissions or agent’s commissions. The Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. The Selling Securityholder will act independently of us in making decisions with respect to the timing, manner and size of each sale of Shares. These sales may be effected in transactions, which may involve cross or block transactions. The Selling Securityholder may use one or more of the following methods when disposing of the Shares or interests therein:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	in ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	in block trades in which the broker-dealer will attempt to sell the Shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	through purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	in an exchange distribution in accordance with the rules of the applicable exchange;

•	in privately negotiated transactions;

•	in short sales;

•	through the distribution of the Shares by the Selling Securityholder to its partners, members or stockholders;

•	through one or more underwritten offerings on a firm commitment or best efforts basis;

•	in sales pursuant to Rule 144 under the Securities Act;

•	whereby broker-dealers may agree with the Selling Securityholder to sell a specified number of such Shares at a stipulated price per share;

•	in a combination of any such methods of sale; and

•	in any other method permitted pursuant to applicable law.

In addition, a Selling Securityholder that is an entity may elect to make a pro rata in-kind distribution of securities to its members, partners or stockholders pursuant to the registration statement of which this prospectus is a part by delivering a prospectus with a plan of distribution. Such members, partners or stockholders would thereby receive freely tradeable securities pursuant to the distribution through a registration statement. To the extent a distributee is an affiliate of ours (or to the extent otherwise required by law), we may file a prospectus supplement in order to permit the distributees to use the prospectus to resell the securities acquired in the distribution.

If the Selling Securityholder effects such transactions by selling Shares to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the Selling Securityholder or commissions from purchasers of the Shares for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the Shares or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Shares in the course of hedging in positions they assume. The Selling Securityholder may also sell the Shares short and deliver Shares covered by this prospectus to close out short positions and to return borrowed Common Shares in connection with such short sales. The Selling Securityholder may also loan or pledge Shares to broker-dealers that in turn may sell such Shares.

The Selling Securityholder may pledge or grant a security interest in some or all of the Shares owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Shares from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act by amending, if necessary, the list of Selling Securityholders to include the pledgee, transferee or other successors in interest as a Selling Securityholder under this prospectus. Each Selling Securityholder also may transfer and donate the Shares owned by it in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Securityholder and any broker-dealer participating in the distribution of the Shares may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the Shares is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of Shares being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the Selling Securityholder and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers. The Selling Securityholder may indemnify any broker-dealer that participates in transactions involving the sale of the Shares against certain liabilities, including liabilities arising under the Securities Act.

Under the securities laws of some states of the United States, the Shares may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states of the United States, the Shares may not be sold unless such Shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

The aggregate proceeds to the Selling Securityholder from the sale of the Shares offered will be the purchase price of the Shares less discounts or commissions, if any. The Selling Securityholder reserves the right to accept and, together with its agents from time to time, to reject, in whole or in part, any proposed purchase of Shares to be made directly or through agents. There can be no assurance that the Selling Securityholder will sell any or all of the Shares registered hereunder.

The Selling Securityholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Shares by the Selling Securityholder and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the Shares to engage in market-making activities with respect to the Common Shares. All of the foregoing may affect the marketability of the Shares and the ability of any person or entity to engage in market-making activities with respect to the Common Shares.

We will pay all expenses of the registration of the Shares pursuant to the Subscription Agreements, including, without limitation, SEC filing fees and expenses of compliance with state securities or “Blue Sky” laws; provided, however, that the Selling Securityholder will pay all underwriting fees, discounts or commissions attributable to the sale of the Shares and any legal fees and expenses of counsel to the Selling Securityholder. We may be indemnified by the Selling Securityholder against certain liabilities, including certain liabilities under the Securities Act or the Exchange Act, that may arise from any written information furnished to us by the Selling Securityholder specifically for use in this prospectus.

Once sold hereunder, the Shares will be freely tradable in the hands of persons, other than our affiliates.

Annex C

SELLING SECURITYHOLDERS

Unless the context otherwise requires, as used in this prospectus, “Selling Securityholder” includes the selling securityholder listed below and donees, pledgees, permitted transferees or other successors-in-interest selling shares received after the date of this prospectus from the selling securityholder as a gift, pledge or other non-sale related transfer.

On May [•], 2024, we entered into an Exchange and Subscription Agreement (the “Exchange and Subscription Agreement”) with the Selling Securityholders. Pursuant to the Exchange and Subscription Agreement, the Company issued to the Selling Securityholder $[•] in principal amount of Debentures and Warrants to purchase [•] Shares in exchange for $[•] in principal amount of notes held by the Selling Securityholder and a cash payment to the Company by the Selling Securityholder of $[•] in a private placement (the “Private Placement”)]].

We have prepared this prospectus to allow the Selling Securityholder or its successors, assignees or other permitted transferees to sell or otherwise dispose of, from time to time, up to [•] Shares. On May  [•], 2024, in connection with the Private Placement, we entered into a registration rights agreement with the Selling Securityholders, pursuant to which we agreed to register the resale of the Shares. The Debentures and Warrants , were issued by the Company in reliance on the exemption from securities registration in Section 4(a)(2) under the Securities Act.

The Shares to be offered by the Selling Securityholders pursuant to this prospectus are “restricted” securities under applicable federal and state securities laws and are being registered under the Securities Act to give the Selling Securityholders the opportunity to sell the Shares publicly. The registration of the Shares does not require that any of the Shares be offered or sold by the Selling Securityholders.

No estimate can be given as to the amount or percentage of Common Shares that will be held by the Selling Securityholders after any sales of Shares are made pursuant to this prospectus because the Selling Securityholders are not required to sell any of the Shares being registered hereunder. The table below assumes that the Selling Securityholders will sell all of the Shares listed in this prospectus and that they do not purchase additional Common Shares.

Unless otherwise indicated in the footnotes to the table below, the Selling Securityholders have not had any material relationship with us or any of our affiliates within the past three years other than as a security holder.

We have prepared the table below based on written representations and information furnished to us by or on behalf of the Selling Securityholders. Since the date on which the Selling Securityholders provided this information, the Selling Securityholders may have sold, transferred or otherwise disposed of all or a portion of the Common Shares in a transaction exempt from the registration requirements of the Securities Act. Unless otherwise indicated in the footnotes to the table below, we believe that (1) the Selling Securityholders are not broker-dealers or affiliates of a broker-dealer, (2) the Selling Securityholders do not have direct or indirect agreements or understandings with any person to distribute its respective Shares, and (3) the Selling Securityholders have sole voting and investment power with respect to all Shares beneficially owned. To the extent any Selling Securityholder is, or is affiliated with, a broker-dealer, it could be deemed to be, under SEC Staff interpretations, an “underwriter” within the meaning of the Securities Act. Information about the Selling Securityholders may change over time. Any changed information will be set forth in amendments or supplements to this prospectus, if required.

C-1

Under the terms of the warrants, a Selling Securityholder may not exercise the warrants to the extent such exercise would cause such Selling Securityholder, together with its affiliates and attribution parties, to beneficially own a number of Common Shares which would exceed 4.99% (the “Maximum Percentage”) of our then outstanding Common Shares following such exercise, excluding for purposes of such determination Common Shares issuable upon exercise of such warrants which have not been exercised. The number of Shares in the second and fourth columns do not reflect this limitation. The Selling Securityholders may sell all, some or none of their Shares in this offering. See “Plan of Distribution.”

The following table sets forth information with respect to the beneficial ownership of our Common Shares held, as of May [•], 2024, by the Selling Securityholders and the number of Shares being offered hereby and information with respect to Common Shares to be beneficially owned by the Selling Securityholders after completion of this offering. The percentages in the following table reflect the Common Shares beneficially owned by the Selling Securityholders as a percentage of the total number of Common Shares outstanding as of May [•], 2024. As of such date, [•] Common Shares were outstanding.

	Total Number of Common Shares Beneficially Owned Prior to the Offering(1)		Maximum Number of Common Shares that may be Offered Pursuant	Common Shares Beneficially Owned After this Offering(1)(2)
Name	Number	Percentage	to this Prospectus	Number	Percentage
[•](3)
[•](4)

(1)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to warrants, options and other convertible securities held by that person that are currently exercisable or exercisable within 60 days (of May [•], 2024) are deemed outstanding. Common Shares subject to warrants, options and other convertible securities, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Assumes that the Selling Securityholders dispose of all of the Common Shares covered by this prospectus and do not acquire beneficial ownership of any additional Common Shares. The registration of these Common Shares does not necessarily mean that the Selling Securityholders will sell all or any portion of the Common Shares covered by this prospectus.
(3)	Consists of [•].
(4)	Consists of [•].

C-2

Annex D

CANOPY GROWTH CORPORATION

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common shares (the “Registrable Securities”) of Canopy Growth Corporation, a corporation governed by the federal laws of Canada (the “Company”), understands that the Company has filed or intends to file with the SEC a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is originally annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person(s) (which means a/the natural person(s) who directly or indirectly alone or with others has/have power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:

E-Mail:

Contact Person and Title:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐  No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐  No ☐

Note: If “no” to Section 3(b), the SEC’s staff has indicated that you should be identified as an “underwriter” in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐  No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐  No ☐

Note: If “no” to Section 3(d), the SEC’s staff has indicated that you should be identified as an “underwriter” in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Exchange and Subscription Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Securityholder:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Reliance on Responses. The undersigned acknowledges and agrees that the Company and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any Registrable Securities pursuant to the Registration Statement.

The undersigned hereby acknowledges and is advised of the Securities Act Sections Compliance and Disclosure Interpretation 239.10 of the Division of Corporation Finance of the SEC regarding short selling:

An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock "against the box" and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

If the Company is required to file a new or additional registration statement to register Registrable Securities beneficially owned by the Selling Securityholder, the undersigned hereby agrees to complete and return to the Company, upon the request of the Company, a new Questionnaire (in a form substantially similar to this Questionnaire).

By signing below, the undersigned represents that the information provided herein is accurate and complete. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or the undersigned’s affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

Annex E

To:	Persons Receiving Restricted Canopy Growth Corporation Common Shares Pursuant to the Conversion of Debentures and the Exercise of Warrants Issued Pursuant to the Exchange and Subscription Agreement Dated May [•], 2024

Re:	Process for Selling Restricted Common Shares

Date: May [•], 2024

This memorandum is being sent to certain persons (the “Sellers” or “you”) that received restricted Debentures convertible into common shares (the “Underlying Shares”) of Canopy Growth Corporation (“Canopy”) and warrants (the “Warrants”) to purchase restricted common shares (the “Warrant Shares” and, together with the Underlying Shares, the “Shares”) pursuant to that certain Exchange and Subscription Agreement, Dated May [•] 2024 (the “Agreement”).

In accordance with the Agreement and a related Registration Rights Agreement, dated May [•], 2024, between Canopy and each of the Sellers (the “Registration Rights Agreement”), Canopy will file with the Securities and Exchange Commission (the “SEC”) a registration statement registering the resale of all of the restricted Shares that will or may be received by the Sellers (the “Registration Statement”) and a related prospectus (the “Prospectus”).

This memorandum is intended to provide answers to questions about the process for (i) selling the restricted Shares pursuant to the Registration Statement and the Prospectus or (ii) an entity to make a pro rata in-kind distribution of Shares to its members, partners or other shareholders as described in the Plan of Distribution contained in the Prospectus (a “Pro-Rata Distribution”).

What evidence is there to indicate my ownership of my restricted Shares?

On or shortly after the issuance of Shares pursuant to the Debentures or the Warrants, Canopy’s transfer agent, Odyssey Trust Company (“Odyssey”), will issue an account statement to you, which will be sent to you via email. The account statement will include the legal name under which the restricted Shares were issued, your contact address, your account number at Odyssey and the number of restricted Shares issued to you in “book entry” (i.e., electronic) form on the books of Canopy at Odyssey. Although the restricted Shares will be held at Odyssey, you will be the legal and registered owner of such restricted Shares.

When you receive your account statement, please advise Canopy of any errors in the information included in your account statement so that a corrected statement can be generated for you.

Are my restricted Shares subject to a contractual “lock-up period” during which they cannot be sold?

No, your restricted Shares are not subject to contractual lock-up restrictions.

When may I sell or when may an entity make a Pro-Rata Distribution of my restricted Shares?

You may sell or an entity may make a Pro-Rata Distribution of restricted Shares pursuant to the Registration Statement and the Prospectus after the SEC declares the Registration Statement effective and Canopy files the final Prospectus with the SEC (provided the Registration Statement remains effective at the time of sale).

Can I transfer my restricted Shares to my brokerage account?

For a period of at least one year after the date of issuance of Shares pursuant to the Agreements (the “Issuance Date”), you will not be able to transfer your restricted Shares to your brokerage account or otherwise, other than in connection with a sale of such restricted Shares pursuant to the Prospectus or a sale pursuant to Rule 144 promulgated under the U.S. Securities Act of 1933, as amended (the “Securities Act”), see “How do I sell my restricted Shares held in book entry form at Odyssey?”

One year after the Issuance Date, assuming you are not an affiliate of Canopy and you provide Canopy with an executed Legend Removal Certificate (as such term is defined in the Registration Rights Agreement), Canopy will work with Odyssey to remove the restrictive legend from the Shares.

How do I sell my restricted Shares held in book entry form at Odyssey?

Once the SEC declares the Registration Statement effective and Canopy files the final Prospectus, assuming the use of the Registration Statement or the Prospectus has not been suspended pursuant to the terms of the Registration Rights Agreement, you may sell your restricted Shares at any time by completing the following steps (in order):

1.	Your broker executes a sale for the number of restricted Shares you wish to sell (which sale will be covered by unrestricted Shares obtained as set forth below); and

2.	Your broker delivers to Odyssey (i) an original signed representation letter from the broker stating which securities are being sold (an example of this letter is attached hereto as Exhibit A, although your broker may have its own form) and (ii) a DRS statement evidencing the Shares being sold by Seller.

Following receipt of the above documents properly completed and executed, Odyssey will remove the restriction from the Shares being sold and forward the DRS statement representing the unrestricted Shares to your broker. Your broker will then deposit these Shares electronically through the DTC/CDS system. In order for your broker to receive the unrestricted Shares in time to settle the sale of the Shares, the Broker should request the issuance of the Shares on a “rush” basis. Any rush fees shall be paid by Canopy.

How does an entity make a pro rata in-kind distribution of Shares to its members, partners or stockholders pursuant to the Registration Statement?

Once the SEC declares the Registration Statement effective and Canopy files the final Prospectus, assuming the use of the Registration Statement or the Prospectus has not been suspended pursuant to the terms of the Registration Rights Agreement, a Seller that is an entity may make a Pro-Rata Distribution by completing the following steps:

1.	The entity making the Pro-Rata Distribution shall deliver to Odyssey an original signed representation letter substantially in the form set forth in, and providing the information required by, the letter attached hereto as Exhibit B (the “Distribution Representation Letter”).

2.	The entity making the Pro-Rata Distribution shall deliver to Odyssey an original signed Securities Transfer Form attaching Schedule I to the Distribution Representation Letter to identify each person to whom such entity is distributing Shares (each a “Distributee”) signed by such entity with a medallion signature guarantee pursuant to which such entity making the Pro Rata Distribution transfers its Shares into the names of each Distributee (a form Securities Transfer Form is attached as Exhibit C hereto; please note page 2 of the Securities Transfer Form does not need to be completed).

Following receipt of the above documents properly completed and executed, Odyssey will transfer the Shares into accounts it will create for each Distributee and will email each Distributee an account statement evidencing the issuance of unrestricted Shares to such Distributee.

Are there any fees for selling pursuant to the Prospectus?

You are not subject to any fees for selling the Shares, other than any brokerage fees that may be charged by your broker for executing trades on your behalf and legend removal fees that may be invoiced to your broker by Odyssey. Canopy will pay any rush fees charged by Odyssey in connection with removal of legends in connection with a sale.

Who can I contact with questions about selling or distributing my Shares pursuant to the Prospectus?

Below is contact information for Odyssey in case you have questions about selling or distributing your Shares pursuant to the Prospectus.

Department:	Restrictions
Telephone:	1 (888) 290-1175 – Toll Free Line
Email:	restrictions@odysseytrust.com
Address:	Trader’s Bank Building 702, 67 Yonge Street, Toronto ON M5E 1J8

Exhibit A

Broker’s Representation Letter

[On Broker’s Letterhead]

[Date]

Odyssey Trust

Company Trader’s

Bank Building 702, 67

Yonge Street, Toronto

ON M5E 1J8

Re:         Canopy Growth Corporation

Ladies and Gentlemen:

In connection with the sale of                             common shares (the “Shares”) of Canopy Growth Corporation (the “Company”) for                             [print name of seller] (“Seller”) through us under the Company’s registration statement on Form S-1 (File No. 333-[•]) filed with the U.S. Securities and Exchange Commission (“SEC”) on [June [•], 2024]1 (the “Registration Statement”) and the related prospectus filed with the SEC pursuant to Rule 424(b)(3) on [June [•], 2024]2 (the “Prospectus”), we hereby advise you that:

3.	We sold the Shares in a brokerage transaction on on behalf of , our client.

4.	We have enclosed a DRS statement of [INSERT CLIENT’S NAME] evidencing the Shares that we sold.

5.	We complied with the delivery requirements in accordance with the provisions of the Registration Statement and the Prospectus.

6.	The Registration Statement was effective at the time of the sale(s).

7.	We would like the shares transferred to us on a [same day/24 hour] rush basis.

Please issue the unrestricted Shares in the name of [NAME OF BROKER OR SELLER] and send the DRS statement for the unrestricted Shares to us via email so the unrestricted Shares can be deposited electronically through the DTC/CDS system. Our email address is [•].

1 Replace with the date of any applicable additional registration statement filed pursuant to the Registration Rights Agreement.

2 Replace with the date of any applicable additional registration statement filed pursuant to the Registration Rights Agreement.

Sincerely,

(Print Name of Firm)

(Signature of Authorized Representative)

(Print Name and Capacity of Signer)

(Telephone Number)

Exhibit B

Distribution Representation Letter

Odyssey Trust Company

Trader’s Bank Building 702, 67

Yonge Street, Toronto

ON M5E 1J8

Re: Canopy Growth Corporation

Ladies and Gentlemen:

The undersigned entity (the “Entity”) is distributing an aggregate of _ common shares (the “Shares”) of Canopy Growth Corporation (the “Company”) to the persons set forth on Schedule I hereto (the “Distributees”) under the Company’s registration statement on Form S-1 (File No. 333- [•]) filed with the U.S. Securities and Exchange Commission (“SEC”) on [June [•], 2024]3 (the “Registration Statement”) and the related prospectus filed with the SEC pursuant to Rule 424(b)(3) on [June [•], 2024]4 (the “Distribution”). In connection with the Distribution, the Entity represents and warrants:

1.	The Entity is a [•][5] [•][6];

2.	There are no liens on any of the Shares;

3.	The Distribution is being made in-kind, on a pro rata basis to the Entity’s members, partners or stockholders and otherwise in accordance with the Plan of Distribution section set forth in the Registration Statement;

4.	The Distributees are not paying any consideration for the Shares;

5.	The Distribution is being made in accordance with the terms of the Entity’s [limited liability company agreement/limited partnership agreement/charter and bylaws]; and

6.	None of the Distributees are affiliates (as such term is defined in Rule 144(a) under the Securities Act of 1933, as amended) of the Company.

[Remainder of the page intentionally left blank.]

3 Replace with the date of any applicable additional registration statement filed pursuant to the Registration Rights Agreement.

4 Replace with the date of any applicable additional registration statement filed pursuant to the Registration Rights Agreement.

5 State jurisdiction of formation (e.g., Delaware, New York, Cayman Islands, etc.).

6 State the type of entity (e.g., limited liability company, limited partnership, corporation, etc.)

Sincerely,

(Print Name of Entity)

(Signature of Authorized Representative of Entity)

(Print Name and Capacity of Signer)

(Telephone Number)

Schedule I

Information Regarding Distributees

Name	Number of Shares	Address	Telephone Number	Email

Exhibit C

Securities Transfer Form

Clear Form Print

SECURITIES TRANSFER FORM

(IRREVOCABLE STOCK POWER OF ATTORNEY)

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

Name of Transferee (new Securityholder) * if multiple transferees, indicate see attached letter and provide instructions on a letter

Mailing Address of
Transferee

City, Prov/State, Postal Code, Country of Transferee	Email Address of Transferee*

registered in the names(s) of:
Number of Securities to be Transferred	Class or Type of Securities to be Transferred

Name of Transferor (Current Registration on Certificate or DRS)

on the books of

Name of Issuer (on
Certificate or DRS)

represented by		and hereby irrevocably
Certificate Number if applicable - otherwise leave blank

constitutes and appoints Odyssey Trust Company as the attorney of the undersigned to transfer the said securities with full power of substitution in this matter.

Dated:

Signature/Medallion Guaranteed by:	Signature(s) of securityholder(s):
Place Stamp in this Box

To verify the signature guarantee, please include the full name or a business card of the signatory from the Schedule I banking institution.

The signature of this assignment must correspond with the name as written upon the face of the attached securities certificate or DRS statement/advice in every particular without alteration or enlargement, or any change whatsoever, and must be signature guaranteed by a member of a recognized Medallion Signature Guarantee Program (STAMP, SEMP or MSP) or a Canadian Schedule I bank (BNS, RBC or TD only). Where the signature guarantee is from a Schedule I bank, if the securities are registered in the name of a corporation, limited company or sole proprietorship, a current resolution of the directors must be provided confirming the authorized signing officer(s); other legal entities must provide proof of authority to sign. To verify the signature guarantee, please include the full name or a business card of the signatory from the Schedule I banking institution.

PRIVACY NOTICE: At Odyssey Trust Company, we take your privacy seriously. When providing services to you, we receive non-public, personal information about you. We receive this information through transactions we perform for you or an issuer in which you hold securities, from enrolment forms and through other communications with you. We may also receive information about you by virtue of your transactions with affiliates of Odyssey Trust Company or other parties. This information may include your name, social insurance number, securities ownership information and other financial information. With respect to both current and former customers, Odyssey Trust Company does not share non-public personal information with any non-affiliated third party except as necessary to process a transaction, service your account or as permitted by law. Our affiliates and outside service providers with whom we share information are legally bound not to disclose the information in any manner, unless permitted by law or other governmental process. We strive to restrict access to your personal information to those employees who need to know the information to provide our services to you, and we maintain physical, electronic and procedural safeguards to protect your personal information. Odyssey Trust Company realizes that you entrust us with confidential personal and financial information and we take that trust very seriously. By providing your personal information to us and signing this form, we will assume, unless we hear from you to the contrary, that you have consented and are consenting to this use and disclosure. A complete copy of our Privacy Code may be accessed at www.odysseytrust.com, or you may request a copy in writing Attn: Chief Privacy Officer, Odyssey Trust Company at 350 – 409 Granville St, Vancouver, BC, V6C 1T2.

* By providing your email address you consent to the electronic delivery of future securityholder mailings from the Issuer. Should you wish to revoke this consent you can do so in writing at any time the address above.

Transfers to US Residents or US

Taxpayers Cost Basis

Information Required

If a securities transfer request involves a transfer to one or more US residents or US taxpayers, we require additional information about the transfer. Where no information is provided, we are required to treat the transfer as a gift and will reflect this information on the securities issued as at the date we receive the transfer request.

Please indicate the reason for the transfer below and provide the cost basis information that we are required to maintain in accordance with IRS Regulations. The completed form must be submitted with the transfer request:

☐    This transfer is a Gift.

Date of Gift
Fair Market Value	USD

☐    This transfer is an Inheritance due to the death of the registered owner.

Date of Death
Valuation of Shares	USD

☐    This transfer is a Private Sale.

Acquisition Date
Purchase Price	USD

Brokerage firms and other financial institutions that are submitting a request:

1.	To deposit securities of a US resident or US taxpayer are reminded to provide a Transfer Control Number and Holder Account Number that we can reference when providing the cost basis information for the securities being deposited within 15 days of the transfer; OR

2.	To withdraw securities are reminded to provide the cost basis information if the new securityholder is a US resident or US taxpayer so that we can maintain this information on our records and pass it on as required.

If transfer is no change in beneficial ownership, please certify as such, and cost basis will be handled accordingly.

EXHIBIT E

Tax Matters

Backup Withholding Tax

Under U.S. federal income tax law, an Exchanging Investor who exchanges Existing Notes generally must provide such Exchanging Investor’s correct taxpayer identification number (“TIN”) on IRS Form W-9 (attached hereto) or otherwise establish a basis for exemption from backup withholding. A TIN is generally an individual holder’s social security number or an Exchanging Investor’s employer identification number. If the correct TIN is not provided, the Exchanging Investor may be subject to a US$50 penalty imposed by the IRS. In addition, certain payments made to holders may be subject to U.S. backup withholding tax (currently set at 24% of the payment). If an Exchanging Investor is required to provide a TIN but does not have the TIN, the Exchanging Investor should consult its tax advisor regarding how to obtain a TIN. Certain holders are not subject to these backup withholding and reporting requirements. Non-U.S. Holders generally may establish their status as exempt recipients from backup withholding by submitting a properly completed applicable IRS Form W-8 (available from the Company or the IRS at www.irs.gov), signed, under penalties of perjury, attesting to such Exchanging Investor’s exempt foreign status. U.S. backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS. The Exchanging Investors are urged to consult their tax advisors regarding how to complete the appropriate forms and to determine whether they are exempt from backup withholding or other withholding taxes.

Portfolio Interest Exemption (for Exchanging Investors That Are Not U.S. Persons for U.S. Federal Income Tax Purposes)

Under U.S. federal income tax law, an Exchanging Investor that exchanges Existing Notes and is otherwise not eligible to provide an IRS Form W-9 must claim an exemption from U.S. withholding tax on payments or deliveries attributable to accrued and unpaid interest. Any Exchanging Investor that claims such an exemption under the so-called “portfolio interest exemption” is hereby deemed to represent and certify (along with the providing the applicable IRS Form W-8BEN or W-8BEN-E). However, if the Exchanging Investor is an intermediary, a foreign partnership or other flow-through entity, then the following adjustments will be made:

A.	The following representation will be provided as applied to the Exchanging Investor:

•	record ownership under Clause I.

B.	The following representations will be provided as applied to the partners, members or beneficial owners claiming the portfolio interest exemption:

•	beneficial ownership under Clause I,

•	the status in Clause III, and

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•	the status in Clause IV.

C.	The following representation will be provided as applied to the Exchanging Investor as well as the partners, members:

I.	It is the sole record and beneficial owner of the Existing Notes in respect of which it is providing this certification.

II.	It is not a “bank” (within the meaning of Section 881(c)(3)(A) of the Code).

III.	It is not a “10-percent shareholder” of the Company (within the meaning of Section 881(c)(3)(B) or Section 871(h)(3)(B) of the Code).

IV.	It is not a “controlled foreign corporation” (as such term is defined in Section 881(c)(3)(C) of the Code) related to the Company (within the meaning of Section 864(d)(4) of the Code).

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